As filed with the Securities and Exchange Commission on April 29,1997

                                                    1933 Act File No. 33-30085
                                                    1940 Act File No. 811-5866

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           SECURITIES ACT OF 1933           [x]
                       POST-EFFECTIVE AMENDMENT NO. 13      [x]
                             REGISTRATION STATEMENT
                                      UNDER
                     THE INVESTMENT COMPANY ACT OF 1940     [x]
                              AMENDMENT NO. 16              [x]

                        The Wright EquiFund Equity Trust
               (Exact Name of Registrant as Specified in Charter)

                 24 Federal Street, Boston, Massachusetts 02110
                    (Address of Principal Executive Offices)

                                  617-482-8260
                         (Registrant's Telephone Number)

                                 Alan R. Dynner
                 24 Federal Street, Boston, Massachusetts 02110
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]Immediately upon filing pursuant to paragraph (b)
[x] On May 1, 1997 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ]On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ]On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================

Title of Securities             Amount of Shares      Proposed Maximum        Proposed Aggregate          Amount of
Being Registered                Being Registered  Offering Price Per Share  Maximum Offering Price    Registration Fee
---------------------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest       2,999,716             $3.50(1)             $10,499,006(2)             $ 0


=================================================================================================================================

(1) Computed under Rule 457(d) on the basis of the maximum aggregate offering price per share at the close of business on April 17, 1997.
(2) Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. $165,999,177 of shares were redeemed during the fiscal year ended December 31, 1996. $155,500,172 of shares were used for reductions pursuant to Paragraph (c) of Rule 24f-2 during such fiscal year. $10,499,005 of shares redeemed are being used for the reduction of the registration fee in this Amendment.

The Registrant has filed a Declaration pursuant to Rule 24f-2 and on February 25, 1997 filed its "Notice" as required by that Rule for the fiscal year ended December 31, 1996. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2.

This Amendment to the registration statement on Form N-1A consists of the following documents and papers:


     Cross Reference Sheet required by Rule 481(a) under Securities Act of 1933.

     Part A -- The Prospectus of

                 Wright EquiFund - Australasia
                 Wright EquiFund - Austria
                 Wright EquiFund - Belgium/Luxembourg
                 Wright EquiFund - Britain
                 Wright EquiFund - Canada
                 Wright EquiFund - France
                 Wright EquiFund - Germany
                 Wright EquiFund - Hong Kong
                 Wright EquiFund - Ireland
                 Wright EquiFund - Japan
                 Wright EquiFund - Mexico
                 Wright EquiFund - Netherlands
                 Wright EquiFund - Nordic
                 Wright EquiFund - Switzerland
                 Wright EquiFund - United States
                 Wright EquiFund - Global
                 Wright EquiFund - International

     Part B -- Statement of Additional Information of

                 Wright EquiFund - Australasia
                 Wright EquiFund - Austria
                 Wright EquiFund - Belgium/Luxembourg
                 Wright EquiFund - Britain
                 Wright EquiFund - Canada
                 Wright EquiFund - France
                 Wright EquiFund - Germany
                 Wright EquiFund - Hong Kong
                 Wright EquiFund - Ireland
                 Wright EquiFund - Japan
                 Wright EquiFund - Mexico
                 Wright EquiFund - Netherlands
                 Wright EquiFund - Nordic
                 Wright EquiFund - Switzerland
                 Wright EquiFund - United States
                 Wright EquiFund - Global
                 Wright EquiFund - International

     Part C -- Other Information

     Signatures

     Exhibit Index Required by Rule 483(a) under the Securities Act of 1933

     Exhibits


                        The Wright EquiFund Equity Trust

                              Cross Reference Sheet

Item No.                                                                     Statement of
FORM N-1A--Part A             Prospectus Caption                              Additional Information Caption
------------------------------------------------------------------------------------------------------------------------------

1.....................       Front Cover Page
2.....................       An Introduction to the Funds,
                             Shareholder and Fund Expenses
3.....................       Financial Highlights
4.....................       An Introduction to the Funds, The Funds and their
                             Investment Objectives and Policies, Policies that Apply
                             to the Funds, Other Investment Policies, Other
                             Information, Appendix
5.....................       The Investment Adviser, The Administrator,
                             Distribution Expenses, Back Cover
5(a)..................       Not Applicable
6.....................       Other Information, Distributions by the
                             Funds, Taxes
7.....................       How to Buy Shares, How the Funds
                             Value their Shares, How Shareholder
                             Accounts are Maintained, How to
                             Exchange Shares, Tax-Sheltered
                             Retirement Plans
8.....................       How to Redeem or Sell Shares
9.....................       Not Applicable

Form N-1A -- Part B
-------------------------------------------------------------------------------------------------------------------------------

10....................                                                     Front Cover Page and Back Cover
11....................                                                     Table of Contents
12....................                                                     General Information and History
13....................                                                     Investment Objectives and Policies,
                                                                             Investment Restrictions
14....................                                                     Officers and Trustees
15....................                                                     Control Persons and Principal Holders
                                                                              of Shares
16....................                                                     Investment Advisory and Administra-
                                                                             tive Services, Custodian, Independent
Certified Public Accountants, Back
                                                                             Cover
17....................                                                     Brokerage Allocation
18....................                                                     Fund Shares and Other Securities
19....................       How to Buy Shares, How to Redeem              Purchase, Exchange, Redemption,
                             or Sell Shares, How the Funds Value             and Pricing of Shares
                             their Shares
20....................       Taxes                                         Taxes
21....................                                                     Principal Underwriter
22....................                                                     Performance Information
23....................                                                     Financial Statements


                  Part A - Information Required In A Prospectus

-------------------------------------------------------------------------------

                                   PROSPECTUS

                        THE WRIGHT EQUIFUND EQUITY TRUST
-------------------------------------------------------------------------------

Wright EquiFund--Australasia*           Wright EquiFund--Germany       Wright EquiFund--Nordic
Wright EquiFund--Austria*               Wright EquiFund--Hong Kong     Wright EquiFund--Switzerland
Wright EquiFund--Belgium/Luxembourg     Wright EquiFund--Ireland*      Wright EquiFund--United States*
Wright EquiFund--Britain                Wright EquiFund--Japan         Wright EquiFund--Global*
Wright EquiFund--Canada*                Wright EquiFund--Mexico        Wright EquiFund--International*
Wright EquiFund--France*                Wright EquiFund--Netherlands
-------------------------------------------------------------------------------

* As of the date of this Prospectus, these Funds are not available for purchase in any state of the United States. Contact the principal underwriter or your broker for the latest information.

     Each Fund seeks to enhance total investment return (consisting of price appreciation plus income) by investing in a broadly based portfolio of equity securities selected from the publicly traded companies in the National Equity Index for the nation or nations in which each Fund is permitted to invest. Only securities for which adequate public information is available and which could be considered acceptable for investment by a prudent person will comprise the National Equity Indices.

     This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference.


     A combined Statement of Additional Information dated May 1, 1997 containing more detailed information about the Funds has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available without charge from Wright Investors' Service Distributors, Inc.,
1000 Lafayette Blvd., Bridgeport, CT 06604( Telephone: 800-888-9471) or from the Fund Adviser's web site(http://www.wisi.com). In addition, The Securities and Exchange Commission maintains a Web site (http://www.sec.gov)that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds.



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT
FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          Prospectus Dated May 1, 1997

               Table of Contents
               ------------------
                                          PAGE



An Introduction to the Funds........................   2
Shareholder and Fund Expenses.......................   6
Financial Highlights................................   9
The Funds and their Investment
   Objectives and Policies..........................  18
The National Equity Indices.........................  19
Policies that Apply to All Funds Except the
   United States, International and Global Funds....  20
Policies that Apply to the United States,
   International and Global Funds...................  21
Other Investment Policies ..........................  21
Special Investment Considerations - Risks...........  22
The Investment Adviser..............................  24
The Administrator...................................  28
Distribution Expenses...............................  28
How the Funds Value their Shares....................  30
How to Buy Shares...................................  31
How Shareholder Accounts are Maintained.............  33
Distributions and Dividends by the Funds............  33
Taxes...............................................  33
How to Exchange Shares..............................  35
How to Redeem or Sell Shares........................  36
Performance Information.............................  38
Other Information...................................  39
Tax-Sheltered Retirement Plans......................  40
Appendix............................................  41



------------------------------------------------------------------------------


An Introduction to the Funds

The information summarized below is qualified in its entirety by the more detailed information set forth below in this Prospectus.


The  Trust........................  The Wright  EquiFund  Equity Trust (the
"Trust") is an open end, management investment company, known as a mutual fund, registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of 19 series, 17 of which are described in this Prospectus (each a "Wright EquiFund" and collectively the "Wright EquiFunds"). The remaining two series are being offered under a separate prospectus. The Wright EquiFunds offered through this Prospectus are referred to herein as the Funds. Each Wright EquiFund is a diversified fund and represents a separate and distinct series of the Trust's shares of beneficial interest.


Investment Objective............. Each Fund seeks to achieve its investment objective of enhanced total investment return (price appreciation plus income) by investing in a broadly based portfolio of equity securities selected by the Investment Adviser from the publicly traded companies in the corresponding National Equity Index. Only securities for which adequate public information is available and which could be considered acceptable by a prudent person will comprise the National Equity Indices. Although there can be no guarantee that each Fund's investment objective will be achieved, each Fund is expected to have a broadly based investment portfolio composed of the equity securities of companies in the designated nation or nations.


The Funds..............The following Funds are offered through this Prospectus:

                           Wright EquiFund --  Australasia*
                           Wright EquiFund -- Austria*
                           Wright EquiFund -- Belgium/Luxembourg
                           Wright EquiFund -- Britain
                           Wright EquiFund -- Canada*
                           Wright EquiFund -- France*
                           Wright EquiFund -- Germany
                           Wright EquiFund -- Hong Kong
                           Wright EquiFund -- Ireland*
                           Wright EquiFund -- Japan
                           Wright EquiFund -- Mexico
                           Wright EquiFund -- Netherlands
                           Wright EquiFund -- Nordic
                           Wright EquiFund -- Switzerland
                           Wright EquiFund -- United States*
                           Wright EquiFund -- Global*
                           Wright EquiFund -- International*
         ------------------------------------------------------------------

                   * As of the date of this Prospectus, these
                     Funds are not available for purchase in
                     any state of the United States. Contact
                     the principal underwriter or your broker for the latest information.



The Investment  Adviser
and   Administrator...........  Each Fund has engaged Wright Investors'
Service, Inc., 1000 Lafayette Boulevard, Bridgeport, CT ("Wright" or the "Investment Adviser") as investment adviser to carry out the investment and reinvestment of the Fund's assets. Each Fund also has retained Eaton Vance Management ("Eaton Vance" or the "Administrator"), 24 Federal Street, Boston, MA 02110 as administrator to manage the Fund's business affairs.

The  Distributor..................  Wright Investors' Service Distributors,
Inc. ("WISDI" or the "Principal Underwriter") is the Distributor of the Funds' shares and receives a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets.

Who May Purchase Fund  Shares.....  The Funds were  established  to provide broadly based investment opportunities in the main security markets of the world for investment portfolios managed by professional trustees and other persons and institutions acting in a fiduciary capacity. The Funds are designed to enable fiduciaries to comply with the rule that investments made by fiduciaries should be selected with the care, skill and caution that would be exercised by a prudent person where the primary consideration is preservation of capital. Shares of the Funds are available to the public as well as through these fiduciaries.



How to Purchase Fund Shares......  There is no sales charge on the purchase of Fund shares. Shares of any Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. The minimum initial investment in each Fund is $1,000 which will be waived for investments in 401(k) tax-sheltered retirement plans. The $1,000 minimum initial investment is also waived for Automatic Investment Program accounts which may be established with an investment of $50 or more with a minimum of $50 applicable to each subsequent investment. Shares may also be purchased through an exchange of securities. See "How to Buy Shares."


Distribution  Options.............  Unless the  shareholder  has elected to receive dividends and distributions in cash, dividends and distributions will be reinvested in additional shares of the Fund making such dividend or distribution at the net asset value per share as of the reinvestment date. Dividend and capital gains distributions, if any, are usually made annually in December.


Redemptions......................  Shares may be redeemed  directly  from a
Fund at the net asset value per share next determined after receipt of the redemption request in good order. A telephone redemption privilege is available. There is a 1.5% redemption fee on shares redeemed within 30 days of purchase, unless the purchase was for a fee-based investment account. See "How to Redeem or Sell Shares."

Exchange Privilege...............  Shares of the Funds may be exchanged for
Standard Shares of certain other funds managed by the Investment Adviser at the net asset value next determined after receipt of the exchange request. There are limits on the number and frequency of exchanges. A telephone exchange privilege is available as described under "How to Exchange Shares."


Net Asset  Value..................  The net  asset  value per share of each
Fund is calculated on each day the New York Stock Exchange is open for trading. Call (800) 888-9471 for the previous day's net asset value.

Taxation.........................  Each Fund has  qualified  and elected or intends to qualify and elect to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code.

Shareholder Communications.......  Each shareholder will receive annual and semi-annual reports containing financial statements, and a statement confirming each share transaction. Financial statements included in annual reports are audited by the Trust's independent certified public accountants. Where possible, shareholder confirmations and account statements will consolidate all Wright investment fund holdings of the shareholder.

Special Risk Considerations...... International investments pose additional risks including currency exchange rate fluctuation, currency revaluation and political risks. See page 22 for additional foreign investment considerations.






THE PROSPECTUSES OF THE FUNDS ARE COMBINED IN THIS PROSPECTUS. EACH FUND OFFERS ONLY ITS OWN SHARES, YET IT IS POSSIBLE THAT A FUND MIGHT BECOME LIABLE FOR A MISSTATEMENT IN THE PROSPECTUS OF ANOTHER FUND. THE TRUSTEES OF THE TRUST HAVE CONSIDERED THIS IN APPROVING THE USE OF A COMBINED PROSPECTUS.

Shareholder and Fund Expenses


                                                           Belgium/
                                                            Luxem-                    Hong
                                                             bourg  Britain  Germany  Kong    Japan
-------------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses
(as a percentage of the maximum offering price)
Maximum Sales Charge Imposed on Purchases                    none    none     none    none      none
Maximum Sales Charge Imposed
  on Reinvestment of Dividends                               none    none     none    none      none
Deferred Sales Charge                                        none    none     none    none      none
Redemption Fees+                                             1.50%   1.50%    1.50%   1.50%     1.50%
Exchange Fees                                                none    none     none    none      none

Annualized Fund Operating Expenses
(as a percentage of average daily net assets)
Investment Advisory Fees (after any fee reduction) (1)       0.75%   0.75%    0.75%   0.75%     0.75%
Rule 12b-1 Distribution Expenses (after expense
  reduction) (1)                                             0.25%   0.24%    0.25%   0.25%     0.25%
Other Expenses (including administration
  fee of 0.10%) (2)                                          0.68%   1.35%    0.68%   0.62%     0.75%
                                                            ------  ------   ------  ------    ------

Total Net Operating Expenses (after reductions) (3) (4)      1.68%   2.34%    1.68%   1.62%     1.75%
                                                            ======  ======   ======  ======    ======







                                                                    Nether-         Switzer-
                                                            Mexico   lands   Nordic   land
-----------------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses
(as a percentage of the maximum offering price)
Maximum Sales Charge Imposed on Purchases                    none    none     none      none
Maximum Sales Charge Imposed
  on Reinvestment of Dividends                               none    none     none      none
Deferred Sales Charge                                        none    none     none      none
Redemption Fees+                                             1.50%   1.50%    1.50%     1.50%
Exchange Fees                                                none    none     none      none

Annualized Fund Operating Expenses
(as a percentage of average daily net assets)
Investment Advisory Fees (after any fee reduction) (1)       0.75%   0.69%    0.46%     0.70%
Rule 12b-1 Distribution Expenses (after expense
  reduction) (1)                                             0.25%   0.18%    0.00%     0.23%
Other Expenses (including administration
  fee of 0.10%) (2)                                          0.59%   1.35%    1.75%     1.15%
                                                            ------  ------   ------    ------

Total Net Operating Expenses (after reductions) (3) (4)      1.59%   2.22%    2.21%     2.08%
                                                            ======  ======   ======    ======




                                                               Aus-                                    United             Interna-
                                                            tralasia* Austria* Canada France* Ireland *States*  Global*    tional*
---------------------------------------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses
(as a percentage of the maximum offering price)
Maximum  Sales Charge  Imposed on  Purchases                  none     none     none    none     none    none    none      none
Maximum Sales Charge Imposed
  on  Reinvestment of Dividends                               none     none     none     none    none    none    none      none
Deferred Sales  Charge                                        none     none     none     none    none    none    none      none
Redemption  Fees+                                             1.50%    1.50%    1.50%    1.50%   1.50%   1.50%   1.50%     1.50%
Exchange Fees                                                 none     none     none     none    none    none    none      none

Annualized Fund Operating Expenses
(as a percentage of average daily net assets)
Investment Advisory Fees
   (after any fee reduction) (1)                              0.00%    0.00%    0.00%   0.00%     0.00%  0.00%   0.00%     0.00%
Rule 12b-1 Distribution Expenses
  (after expense reduction) (1)                               0.00%    0.00%    0.00%   0.00%     0.00%  0.00%   0.00%     0.00%
Other Expenses (including administration
  fee of 0.10%) (2)                                           2.00%    2.00%    2.00%   2.00%     2.00%  2.00%   2.00%     2.00%
                                                             ------   ------   ------  ------    ------ ------  ------   ------

Total Net Operating Expenses
   (after reductions) (3) (4)                                 2.00%    2.00%    2.00%   2.00%     2.00%  2.00%   2.00%    2.00%
                                                             ======   ======   ======  ======    ====== ======  ======   ======
----------------------------------------------------------------------------------------------------------------------------------

*   These Funds are not offered for sale and have not commenced operations.

+ The redemption fees are applicable only for shares redeemed within 30 days of their purchase.

(1) After reduction by the Investment Adviser or the Principal Underwriter, which is expected to continue until December 31, 1997. If no reduction were made, the Investment Advisory Fees would be a maximum of 0.75% of each Fund's average daily net assets. If no reduction were made, the Rule 12b-1
    Distribution Expenses would be 0.25% of each Fund's average daily net assets.

(2) Because the Australasia,  Austria,  Canada, France,  Ireland, United States,
    Global and  International  Funds have not yet been  offered for sale,  these figures are based on estimates for the fiscal year ending December 31, 1997, and  reflect an  allocation  of  expenses  in excess of 2.00% of each Fund's average daily net assets to the Investment  Adviser. If such allocation were not made,  Other Expenses are estimated to be 2.01% for  Australasia;  2.05%
    for Austria; 2.15% for Canada; 2.15% for France; 2.15% for Global; 2.08% for
    International; 2.04% for Ireland; and 2.00% for United States.

(3) The Investment Adviser and Principal Underwriter reduced their fees and the Investment Adviser was allocated certain expenses relating to the operations of the Britain, Netherlands, Nordic, and Switzerland Funds during the 1996 fiscal year to the extent that expenses, net of custodian fee credits, exceeded 2.00% of the daily net assets of each Fund that was offering its shares and the Investment Adviser and Principal Underwriter voluntarily intend to do the same for each Fund for the current fiscal year. If no fee reductions or expense allocations were made, the Annualized Fund Operating
    Expenses as a percentage of average net assets, including investment advisory fees at a maximum of 0.75% of average daily net assets would have been: Britain 2.42%; Netherlands 2.38%; Nordic 2.78%; Switzerland 2.21%;
    and, for the Funds with no operating experience prior to 1997, expenses are estimated to be: Australasia 3.11%; Austria 3.15%; Canada 3.25%; France
    3.25%; Global 3.25%;  International  3.18%; Ireland 3.14%; and United States
    3.00%. These fee reductions and expense allocations are expected to continue until December 31, 1997.

(4) During the year ended December 31, 1996, custodian fees were reduced by credits resulting from cash balances that the Funds maintained with Investors Bank & Trust Company. If these credits were included, the Total
    Net  Operating  Expenses  shown  above  would have been:  Belgium/Luxembourg
    1.55%;  Britain 2.00%;  Germany 1.57%; Hong Kong 1.43%; Japan 1.65%;  Mexico
    1.41%; Netherlands 1.99%; Nordic 1.99%; and Switzerland 2.00%.

Example of Fund Expenses


     The following is an illustration of the total transaction and operating expenses that an investor in any Fund would bear over different periods of time, assuming an investment of $1,000, a 5% annual return on the investment and a complete redemption at the end of each period:


                             1 Year (1)      3 Years     5 Years      10 Years
                             -------------------------------------------------

         Australasia*          $ 20         $ 63
         Austria*                20           63
         Belgium/Luxembourg      17           53         $ 91         $199
         Britain                 24           73          125          268
         Canada*                 20           63
         France*                 20           63
         Germany                 17           53           91          199
         Hong Kong               16           51           88          192
         Ireland*                20           63
         Japan                   18           55           95          206
         Mexico                  16           50           87          189
         Netherlands             23           69          119          255
         Nordic                  22           69          118          254
         Switzerland             21           65          112          241
         United States*          20           63
         Global*                 20           63
         International*          20           63

*   These Funds are not offered for sale and have not commenced operations.
(1) In the Example above, expenses would be $15 more in the first year if an investor redeems his or her shares within 30 days of their purchase.
-------------------------------------------------------------------------------

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary.

NOTES

(1) The purpose of the above tables and Examples is to assist investors in understanding the various costs and expenses that investors in the Funds may bear directly or indirectly. See "Financial Highlights," "The Investment Adviser," "The Administrator," "Distribution Expenses" and "How to Redeem or Sell Shares." The table reflects estimated fees and expenses based on actual operating expenses for the Belgium/Luxembourg, Britain, Germany, Hong Kong, Japan, Mexico, Netherlands, Nordic and Switzerland Funds for the fiscal year ended December 31, 1996. The fees and expenses shown in the table assume the continuation of the reduction of the investment advisory fee and partial allocation of expenses to the Investment Adviser and the reduction of the fee payable under the Distribution Plan. Actual expenses may be greater or less than those shown in the table and example. A Fund's payment of a distribution fee may result in a long-term shareholder paying more than the economic equivalent of the maximum initial sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

Financial Highlights


     The following information should be read in conjunction with the audited financial statements that appear in the Funds' annual report to shareholders. The Funds' financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The financial statements and the independent auditors' report are incorporated by reference into the Statement of Additional Information. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Funds' Principal Underwriter, Wright Investors' Service Distributors, Inc. at (800) 888-9471.



                                                             THE WRIGHT EQUIFUND EQUITY TRUST
                                                                 BELGIUM/LUXEMBOURG FUND
                                                                   Year Ended December 31


                                                              --------------------------------
                                                                1996       1995      1994(1)
----------------------------------------------------------------------------------------------------------

  Net asset value -- beginning of year.                       $ 12.010   $ 10.240   $ 10.000
                                                              --------   --------   --------
  Income from Investment Operations:
   Net investment income...............                       $  0.171   $  0.156   $  0.106
   Net realized and unrealized gain....                          2.334      1.904      0.174
                                                              --------   --------   --------
    Total income from investment
      operations.......................                       $  2.505   $  2.060   $  0.280
                                                              --------   --------   --------

  Less Distributions:
  From net investment income..........                       $ (0.100)  $ (0.050)  $ (0.040)
   From net realized gains on investments                       (1.025)    (0.240)    --
                                                              --------   --------   --------

    Total distributions................                       $ (1.125)  $ (0.290)  $ (0.040)
                                                              --------   --------   --------

  Net asset value -- end of year.......                       $ 13.390   $ 12.010   $ 10.240
                                                              =========  =========  =========
  Total Return(3)......................                         20.99%     20.28%      2.81%
  Annualized Ratios/Supplemental Data:
   Net assets, end of year
    (000 omitted)......................                       $ 19,185   $ 14,753   $ 11,437
   Ratio of net expenses to average daily
    net assets.........................                          1.68%(4)   1.76%(4)   1.62%(2)
   Ratio of net investment income
    to average daily net assets........                          1.20%      1.52%      0.95%(2)
   Portfolio Turnover Rate.............                            34%        38%        26%
   Average commision rate paid(5)......                       $ 0.4536        --         --

 (1)For the period from start of business, February 15, 1994, to December 31, 1994.
 (2)Annualized.
 (3)Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
 (4)Custodian  fees were  reduced by credits  resulting  from cash  balances the
    Trust  maintained  with the  custodian.  The  computation of net expenses to average daily net assets reported above is computed without consideration of such credits,  in accordance with reporting  regulations in effect beginning in 1995.  If these  credits  were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.55% and 1.53% for the years ended December 31, 1996 and 1995, respectively.
 (5)Average  commission  rate paid is  computed  by  dividing  the total  dollar amount of  commissions  paid during the fiscal  year by the total  number of shares  purchased and sold during the fiscal year on which  commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to  disclose  its average  commission  rate per share for  security trades on which commissions are charged.

                                                             THE WRIGHT EQUIFUND EQUITY TRUST
                                                                       BRITAIN FUND
                                                                  Year Ended December 31
                                                                1996                 1995(2)
-------------------------------------------------------------------------------------------------------------


  Net asset value -- beginning of year.                       $ 10.400              $ 10.000
                                                              ---------             ---------
  Income from Investment Operations:
   Net investment income...............                       $  0.101              $  0.213
   Net realized and unrealized gain....                          2.369                 0.892
                                                              ---------             ---------
    Total income from investment
      operations.......................                       $  2.470              $  1.105
                                                              ---------             ---------
  Less Distributions:
   From net investment income..........                       $ (0.020)             $ (0.150)
   From net realized gains on investments                       (3.760)               (0.555)
                                                             ----------             ---------

    Total distributions................                       $ (3.780)             $ (0.705)
                                                              ---------             ---------

  Net asset value -- end of year.......                       $  9.090              $ 10.400
                                                              ==========            ==========
  Total Return(3)......................                         26.67%                11.10%
  Annualized Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)                    $   3,809             $   13,932
   Ratio of net expenses to average daily net
    assets(1) .........................                          2.34%(5)              1.56%(4)(5)
   Ratio of net investment income
    to average daily net assets(1) ....                          2.46%                 2.77%(4)
   Portfolio Turnover Rate.............                            93%                   42%
   Average commission rate paid(6) ....                       $  0.200                   --

 (1)During the year ended December 31, 1996, the Investment Adviser and the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:
                                                                1996

  Net Investment Income per share......                       $  0.098
                                                              ==========
  Annualized Ratios (As a percentage of average daily net assets):
   Expenses............................                          2.42%
                                                              ==========
   Net investment income...............                          2.38%
                                                              ==========

 (2) For the period from start of business, April 20, 1995, to December 31,1995.
 (3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
 (4)   Annualized.
 (5)Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 2.00% and 1.24% for the years ended December 31, 1996 and 1995, respectively.
 (6)Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                                                             THE WRIGHT EQUIFUND EQUITY TRUST
                                                                       GERMANY FUND
                                                                  Year Ended December 31
                                                                1996                 1995(1)
---------------------------------------------------------------------------------------------------------------


  Net asset value -- beginning of year.                       $  9.240              $ 10.000
                                                              --------              --------
  Income from Investment Operations:
   Net investment income (loss)........                       $ (0.001)             $  0.073
   Net realized and unrealized gain (loss)                       1.391                (0.783)
                                                              --------              --------
    Total income (loss) from investment
      operations.......................                       $  1.390              $ (0.710)

  Less Distributions:
   From net investment income..........                          ---                  (0.050)
                                                              --------              --------

  Net asset value -- end of year.......                       $ 10.630              $  9.240
                                                              =========             =========

  Total Return(2)......................                         15.04%                (7.09%)
  Annualized Ratios/Supplemental Data:
   Net assets, end of year
    (000 omitted)......................                       $ 23,138              $ 16,419
   Ratio of net expenses to average daily net
    assets.............................                          1.68%(4)              1.59%(3)(4)
   Ratio of net investment income (loss)
    to average daily net assets........                         (0.08%)                0.91%(3)
   Portfolio Turnover Rate.............                            77%                   18%
   Average commission rate paid (5) ...                       $ 0.0198              $    --



 (1) For the period from start of business, April 19, 1995, to December 31, 1995.
 (2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
 (3)   Annualized.
 (4)Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.57% and 1.29% for the years ended December 31, 1996 and 1995, respectively.
 (5)Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                                                         THE WRIGHT EQUIFUND EQUITY TRUST
                                                                  HONG KONG FUND
                                                              Year Ended December 31
                                         ------------------------------------------------------------
                                              1996    1995     1994     1993     1992     1991   1990(2)
---------------------------------------------------------------------------------------------------------

  Net asset value -- beginning of year..     $13.030 $13.020  $20.990  $11.770  $10.270  $ 8.360 $10.000
                                              ------   ------   ------   ------   ------   ------  ------

  Income from Investment Operations:
   Net investment income(1).............    $  0.182$  0.368   $0.678 $  0.426 $  0.330 $  0.266$  0.093
   Net realized and unrealized gain
    (loss)(4)...........................       3.458  (0.158)  (8.448)   9.394    1.355    2.474  (1.733)
                                              ------   ------   ------   ------   ------   ------  ------

    Total income (loss)
    from investment operations..........    $  3.640$  0.210 $ (7.770)$  9.820 $  1.685 $  2.740$ (1.640)
                                              ------   ------   ------   ------   ------   ------  ------

  Less Distributions:
   From net investment income...........    $ (0.200)$ (0.200)$ (0.200)$ (0.254)$ (0.170)$ (0.200)$  --

   From net realized gains on investments     --       --       --       (0.346)  (0.015)  (0.630)    --
                                              ------   ------   ------   ------   ------   ------  ------

   Total Distributions..................    $ (0.200)$ (0.200)$ (0.200)$ (0.600)$ (0.185)$ (0.830)    --
                                              ------   ------   ------   ------   ------   ------  ------

  Net asset value -- end of year........     $16.470 $13.030  $13.020  $20.990  $11.770  $10.270$  8.360
                                             =======  =======  =======  =======  =======  ======= =======
  Total Return(3) ......................      27.96%   1.63%  (37.03%)  84.32%   16.33%   34.34% (17.20%)
  Annualized Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)     $34,366 $25,399  $19,679 $16,210    $3,545    $235     $301
   Ratio of net expenses to average daily net
    assets..............................       1.62%(5)1.59%(5) 1.41%    2.00%    2.00%    2.00%   2.00%(6)
Ratio of net investment income
    to average daily net assets.........       1.81%   3.26%    3.93%    3.01%    3.13%    2.88%   2.17%(6)
   Portfolio Turnover Rate..............         65%    100%     131%     76%       39%     77%      58%
   Average commission rate paid (7) ....     $0.0095     --       --      --        --      --       --

 (1)During each of the four periods December 31, 1990 through December 31, 1993, the Investment Adviser, the Administrator and the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of the Fund's operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                        1993     1992      1991   1990(2)
----------------------------------------------------------------------------------------------------------

  Net investment income (loss) per share                                $0.419   $0.093  $(0.871)$(0.819)
                                                                        =======  =======  ======= =======
  Annualized Ratios (As a percentage of average daily net assets):
   Expenses.............................                                 2.05%    4.25%   14.31%  23.28%
                                                                        =======  =======  ======= =======
   Net investment income (loss).........                                 2.96%    0.88%   (9.43%)(19.11%)
                                                                        =======  =======  ======= =======
 (2)For the period from the start of business,  June 28, 1990,  to December 31,
    1990.
 (3)Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
 (4)For the years ended  December 31, 1995 and 1992, the per share amount is not in accord with the net  realized and  unrealized  gain (loss) for the period because of the timing of sales of Trust  shares  and the  amounts  per share realized and unrealized gains and losses at such times.
 (5)Custodian  fees were  reduced by credits  resulting  from cash  balances the
    Trust  maintained  with the  custodian.  The  computation of net expenses to average daily net assets reported above is computed without consideration of such credits,  in accordance with reporting  regulations in effect beginning in 1995.  If these  credits  were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.43% and 1.34% for the years ended December 31, 1996 and 1995, respectively.
 (6)Annualized.
 (7)Average  commission  rate paid is  computed  by  dividing  the total  dollar amount of  commissions  paid during the fiscal  year by the total  number of shares  purchased and sold during the fiscal year on which  commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to  disclose  its average  commission  rate per share for  security trades on which commissions are charged.

                                                             THE WRIGHT EQUIFUND EQUITY TRUST
                                                                        JAPAN FUND
                                                                  Year Ended December 31
                                                                1996       1995      1994(1)
---------------------------------------------------------------------------------------------------------------------------


  Net asset value -- beginning of year.                       $  8.780   $  9.660   $ 10.000
                                                              --------   --------   --------
  Income from Investment Operations:
   Net investment loss.................                       $ (0.095)  $ (0.045)  $ (0.050)
   Net realized and unrealized loss....                         (0.705)    (0.835)    (0.170)
                                                              --------   --------   --------
    Total loss from investment
      operations.......................                       $ (0.800)  $ (0.880)  $ (0.220)

  Less Distributions:
   From net realized gains on
    investments........................                         --         --         (0.120)
                                                              --------   --------   --------

  Net asset value -- end of year.......                       $  7.980   $  8.780   $  9.660
                                                              =========  =========  =========

  Total Return(3)......................                         (9.11%)    (9.11%)    (2.17%)
  Annualized Ratios/Supplemental Data:
   Net assets, end of year
    (000 omitted)......................                       $  17,041  $  21,631  $   8,653
   Ratio of net expenses to average daily net
    assets.............................                          1.75%(4)     1.81%(4)  1.83% (2)
   Ratio of net investment loss
    to average daily net assets........                         (1.05%)      (0.67%)   (0.66%)(2)
   Portfolio Turnover Rate.............                            56%         112%       48%
   Average commission rate paid(5) ....                       $ 0.0917          --         --



 (1)   For the period from the start of business, February 14, 1994, to December 31, 1994.
 (2)   Annualized.
 (3)Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
 (4)Custodian  fees were  reduced by credits  resulting  from cash  balances the
    Trust  maintained  with the  custodian.  The  computation of net expenses to average daily net assets reported above is computed without consideration of such credits,  in accordance with reporting  regulations in effect beginning in 1995.  If these  credits  were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.65% and 1.49% for the years ended December 31, 1996 and 1995, respectively.
 (5)Average  commission  rate paid is  computed  by  dividing  the total  dollar amount of  commissions  paid during the fiscal  year by the total  number of shares  purchased and sold during the fiscal year on which  commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to  disclose  its average  commission  rate per share for  security trades on which commissions are charged.

                                                             THE WRIGHT EQUIFUND EQUITY TRUST
                                                                        MEXICO FUND
                                                                  Year Ended December 31
                                                                1996       1995      1994(1)
---------------------------------------------------------------------------------------------------------------------------


  Net asset value -- beginning of year.                       $  4.220   $  6.480   $ 10.000
                                                               --------   --------   --------
  Income from Investment Operations:
   Net investment loss.................                       $ (0.012)  $ (0.012)  $ (0.040)
   Net realized and unrealized gain (loss)                       1.172     (2.175)    (2.970)
                                                               --------   --------   --------
    Total income (loss) from investment
      operations.......................                       $  1.160   $ (2.187)  $ (3.010)
                                                               --------   --------   --------
  Less Distributions:
   From net realized gain on investments                      $  --      $ (0.030)  $ (0.510)

   In excess of net realized gains
    on investments(6) .................                          --        (0.043)    --
                                                              --------   --------   --------

    Total distributions................                       $ --       $ (0.073)  $ (0.510)

                                                              --------   --------   --------

  Net asset value -- end of year.......                       $  5.380   $  4.220   $  6.480
                                                              =========  =========  =========

  Total Return(3)......................                         27.49%    (33.37%)   (30.91%)
  Annualized Ratios/Supplemental Data:
   Net assets, end of year
    (000 omitted)......................                       $  22,028  $  32,493  $  13,422
   Ratio of net expenses to average daily net
    assets.............................                          1.59%(4)    1.72%(4)   1.38%(2)
   Ratio of net investment loss
    to average daily net assets........                         (0.14%)     (0.41%)    (0.98%)(2)
   Portfolio Turnover Rate.............                            63%        110%        85%
   Average commision rate paid(5) .....                       $ 0.0045         --         --


 (1)   For the period from the start of business, August 2, 1994, to December 31, 1994.
 (2)   Annualized.
 (3)Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
 (4)Custodian  fees were  reduced by credits  resulting  from cash  balances the
    Trust  maintained  with the  custodian.  The  computation of net expenses to average daily net assets reported above is computed without consideration of such credits,  in accordance with reporting  regulations in effect beginning in 1995.  If these  credits  were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.41% and 1.39% for the years ended December 31, 1996 and 1995, respectively.
 (5)Average  commission  rate paid is  computed  by  dividing  the total  dollar amount of  commissions  paid during the fiscal  year by the total  number of shares  purchased and sold during the fiscal year on which  commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to  disclose  its average  commission  rate per share for  security trades on which commissions are charged.
 (6)The Fund has followed the Statement of Position  (SOP) 93-2:  Determination,
    Disclosure and Financial Statement Presentation of Income, Capital Gain, and
    Return of Capital  Distribution  by Investment  Companies.  The SOP requires that differences in the recognition or  classification of income between the financial  statements  and tax earnings and profits that result in temporary over-distributions  for  financial  statement  purposes,  are  classified as distributions in excess of net investment income or accumulated net realized gains.

                                                         THE WRIGHT EQUIFUND EQUITY TRUST
                                                                 NETHERLANDS FUND
                                                              Year Ended December 31
                                                              ----------------------
                                              1996    1995     1994    1993(3)   1992     1991   1990(2)
--------------------------------------------------------------------------------------------------------------

  Net asset value -- beginning of year..    $  8.590$  8.100  $10.020 $  8.460 $  9.420 $  8.650 $10.000
                                              ------   ------   ------   ------   ------   ------  ------

  Income from Investment Operations:
   Net investment income (loss)(1)......    $  0.047$ (0.004)$ (0.060)$ (0.015)$  0.108 $  0.114$ (0.014)
   Net realized and unrealized gain (loss)     2.943   1.490    1.150    1.655   (0.958)   0.756  (1.336)
                                              ------   ------   ------   ------   ------   ------  ------

    Total income (loss) from investment
       operations.......................    $  2.990 $ 1.486 $  1.090 $  1.640 $ (0.850)$  0.870 $(1.350)
                                              ------   ------   ------   ------   ------   ------  ------

  Less Distributions:
   From net investment income...........    $ --    $ --     $ (0.020)$ (0.080)$ (0.110)$ (0.100)$   --

   From net realized gains on investments    (2.610)  (0.996)  (2.990)    --       --        --      --
                                             ------   ------   ------   ------   ------   ------  ------

   Total Distributions..................    $ (2.610)$ (0.996)$ (3.010)$ (0.080)$ (0.110)$ (0.100)$  --
                                              ------   ------   ------   ------   ------   ------  ------

  Net asset value -- end of year........    $  8.970$  8.590 $  8.100  $10.020 $  8.460 $  9.420$  8.650
                                             =======  =======  =======  =======  =======  ======= =======

  Total Return(4) ......................      36.56%  18.84%   11.68%   19.52%   (9.18%)  10.00% (14.30%)
  Annualized Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)      $7,566  $7,218   $3,951  $8,753      $165    $134     $288
   Ratio of net expenses to average daily
    net assets(1) ......................       2.22%(5)2.26%(5) 1.93%    2.00%    2.00%    1.69%   2.00% (6)
   Ratio of net investment income (loss)
    to average daily net assets(1) .....       0.83%  (0.13%)   0.13%   (0.16%)   1.26%    1.39%  (0.31%)(6)
   Portfolio Turnover Rate..............        124%     87%     101%      47%      69%     59%       7%
   Average commision rate paid(7) ......     $0.1882     --       --       --       --      --       --

  (1)During each of the periods presented (except 1994), the Investment Adviser, the Administrator  and/or the Principal  Underwriter reduced their fees, and the  Investment  Adviser  was  allocated  a portion of the Fund's  operating expenses. Had such actions not been undertaken, net investment income (loss)
    per share and the ratios would have been as follows:
                                              1996    1995             1993(3)   1992     1991   1990(2)
---------------------------------------------------------------------------   -----------------------

  Net investment income (loss) per share      $0.038 $(0.018)          $(0.085) $(2.481) $(1.078)$(0.893)
                                             =======  =======           =======  =======  ======= =======
  Annualized Ratios (As a percentage of average daily net assets):
   Expenses.............................       2.38%   2.45%             2.75%   32.21%   16.23%  21.47% (6)
                                             =======  =======           =======  =======  ======= =======
   Net investment income (loss).........       0.67%  (0.58%)           (0.91%) (28.95%) (13.15%)(19.78%)(6)
                                             =======  =======           =======  =======  ======= =======

 (2)   For the period from the start of business, June 28, 1990, to December 31, 1990.
 (3)   Certain of the per share data are based on average shares outstanding.
 (4)Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
 (5)Custodian  fees were  reduced by credits  resulting  from cash  balances the
    Trust  maintained  with the  custodian.  The  computation of net expenses to average daily net assets reported above is computed without consideration of such credits,  in accordance with reporting  regulations in effect beginning in 1995.  If these  credits  were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.99% and 2.00% for the years ended December 31, 1996 and 1995, respectively.
 (6)   Annualized.
 (7)Average  commission  rate paid is  computed  by  dividing  the total  dollar amount of  commissions  paid during the fiscal  year by the total  number of shares  purchased and sold during the fiscal year on which  commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to  disclose  its average  commission  rate per share for  security trades on which commissions are charged.

                                                             THE WRIGHT EQUIFUND EQUITY TRUST
                                                                        NORDIC FUND
                                                                  Year Ended December 31
                                                                1996       1995      1994(2)
------------------------------------------------------------------------------------------------------------------------

  Net asset value -- beginning of year.                       $ 11.330   $  9.500   $ 10.000
                                                              --------   --------   --------
  Income from Investment Operations:
   Net investment income (loss) (1)....                       $ (0.064)  $  0.072   $ (0.012)
   Net realized and unrealized gain (loss)                       3.694      1.808     (0.118)
                                                              --------   --------   --------

    Total income (loss) from investment operations            $  3.630   $  1.880   $ (0.130)
                                                              --------   --------   --------
  Less Distributions:
   From net investment income..........                       $ --       $ (0.050)  $ --

   In excess of net realized gain on investments(7)             (0.180)    --         (0.366)
   From paid-in capital................                         --         --         (0.004)
                                                              --------   --------   --------

   Total distributions.................                       $ (0.180)  $ (0.050)  $ (0.370)
                                                              --------   --------   --------

  Net asset value -- end of year.......                       $ 14.780   $ 11.330   $  9.500
                                                              =========  =========  =========
  Total Return(4)......................                         32.09%     19.80%     (1.19%)
  Annualized Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)                      $  7,031   $  3,504   $  8,712
   Ratio of net expenses to average daily net
    assets(1) .........................                          2.21%(5)    2.24%(5)   1.78%(3)
   Ratio of net investment income (loss)
    to average daily net assets(1) ....                         (0.55%)      0.15%     (0.35%)(3)
   Portfolio Turnover Rate.............                            78%         94%         33%
   Average commission rate paid(6) ....                       $ 0.1131         --         --

 (1)During the years ended December 31, 1996 and 1995, the Investment Adviser and the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of the Fund's operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:
                                                                1996       1995

  Net investment loss per share........                       $ (0.130)  $ (0.523)
                                                              =========  =========
  Annualized Ratios (As a percentage of average daily net assets):
   Expenses............................                          2.78%      3.25%
                                                              =========  =========
   Net investment loss.................                         (1.12%)    (1.09%)
                                                              =========  =========

 (2)   For the period from the start of business, February 14, 1994, to December 31, 1994.
 (3)   Annualized.
 (4)Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
 (5)Custodian  fees were  reduced by credits  resulting  from cash  balances the
    Trust  maintained  with the  custodian.  The  computation of net expenses to average daily net assets reported above is computed without consideration of such credits,  in accordance with reporting  regulations in effect beginning in 1995.  If these  credits  were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.99% and 2.00% for the years ended December 31, 1996 and 1995, respectively.
 (6)Average  commission  rate paid is  computed  by  dividing  the total  dollar amount of  commissions  paid during the fiscal  year by the total  number of shares  purchased and sold during the fiscal year on which  commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to  disclose  its average  commission  rate per share for  security trades on which commissions are charged.
 (7)The Fund has followed the Statement of Position  (SOP) 93-2:  Determination,
    Disclosure and Financial Statement Presentation of Income, Capital Gain, and
    Return of Capital  Distribution  by Investment  Companies.  The SOP requires that differences in the recognition or  classification of income between the financial  statements  and tax earnings and profits that result in temporary over-distributions  for  financial  statement  purposes,  are  classified as distributions in excess of net investment income or accumulated net realized gains.

                                                           THE WRIGHT EQUIFUND EQUITY TRUST
                                                                     SWITZERLAND FUND
                                                                  Year Ended December 31
                                                                1996       1995      1994(2)
---------------------------------------------------------------------------------------------------------------------


  Net asset value -- beginning of year.                       $ 11.100   $  9.430   $ 10.000
                                                              ---------  ---------  ---------
  Income from Investment Operations:
   Net investment income (loss)(1).....                       $ (0.006)  $  0.060   $  0.075
   Net realized and unrealized gain
    (loss).............................                          0.066      1.660     (0.595)
                                                              ---------  ---------  ---------

    Total gain (loss) from investment
      operations.......................                       $  0.060   $  1.720   $ (0.520)

  Less Distributions:
   From net realized gains on investments                       (0.310)    (0.050)    (0.050)
                                                             ---------  ---------  ---------

  Net asset value -- end of year.......                       $ 10.850   $ 11.100   $  9.430
                                                              ========== ========== ==========

  Total Return(4)......................                          0.54%     18.35%     (5.19%)
  Annualized Ratios/Supplemental Data:
   Net assets, end of year
    (000 omitted)......................                       $   6,109  $   7,628  $   3,813
   Ratio of net expenses to average daily net
    assets(1) .........................                           2.08%(5)    2.26%(5)   2.00%(3)
   Ratio of net investment income (loss)
    to average daily net assets(1) ....                         (0.02%)     0.72%      0.49%(3)
   Portfolio Turnover Rate.............                            55%        95%        94%
   Average commission rate paid(6) ....                       $ 1.8608        --         --

 (1)During each of the periods presented, the Investment Adviser and/or the Principal Underwriter reduced their fees. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                1996       1995      1994(2)
-------------------------------------------------------------------------------------------------

   Net investment income (loss) per share                    $ (0.045)  $  0.027    $  0.063
                                                              ========== ========== ==========
   Annualized Ratios (As a percentage of average daily net assets):
     Expenses..........................                          2.21%      2.39%      2.08%(3)
                                                              ========== ========== ==========
     Net investment income (loss)......                         (0.15%)     0.32%      0.41%(3)
                                                              ========== ========== ==========

 (2)   For the period from the start of business, February 14, 1994, to December 31, 1994.
 (3)   Annualized.
 (4)Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
 (5)Custodian  fees were  reduced by credits  resulting  from cash  balances the
    Trust  maintained  with the  custodian.  The  computation of net expenses to average daily net assets reported above is computed without consideration of such credits,  in accordance with reporting  regulations in effect beginning in 1995.  If these  credits  were  considered,  the ratio of net expenses to average daily net assets would have been reduced to 2.00% for both the years ended December 31, 1996 and 1995.
 (6)Average  commission  rate paid is  computed  by  dividing  the total  dollar amount of  commissions  paid during the fiscal  year by the total  number of shares  purchased and sold during the fiscal year on which  commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to  disclose  its average  commission  rate per share for  security trades on which commissions are charged.

The Funds and their Investment Objectives and Policies


     Each Fund seeks to enhance total investment return (consisting of price appreciation plus income) by investing in a broadly based portfolio of equity securities selected by the Investment Adviser from the publicly traded companies in the National Equity Index for the nation or nations in which each Fund is permitted to invest. Only securities for which adequate public information is available and which could be considered acceptable for investment by a prudent person will comprise a National Equity Index. Each Fund will invest at least 65% of its total assets in the securities of companies located in the country or countries referred to in its name. The multiple country Funds will invest in securities of issuers in the following countries: Wright EquiFund--Australasia -- Australia and New Zealand; Wright EquiFund--Belgium/Luxembourg -- Belgium and Luxembourg and Wright EquiFund--Nordic -- Denmark, Finland, Norway and Sweden. International Fund will invest at least 65% of its total assets among the countries (excluding the United States) for which National Equity Indices exist. Global Fund will invest at least 65% of its total assets among the countries
(including the United States) for which National Equity Indices exist. The multiple country Funds will not necessarily allocate investments equally among the different countries located in the applicable geographical regions since there may be a limited number of qualified issuers and securities in a given country. Thus, investments may at times be weighted more heavily in some countries within a multiple country Fund. In some instances, all of the assets of a multiple-country Fund may be invested in one country. A Fund's selection of equity securities is limited to those equity securities included in the National Equity Index (which is described below) relating to such Fund. Each Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, rights, warrants and securities convertible into stock. With respect to Austria, Belgium/Luxembourg, Canada, France, Germany, Hong Kong, Japan, Netherlands, Nordic and Switzerland Funds, the policy stated in the preceding sentence is fundamental and may not be changed without shareholder approval. As a matter of nonfundamental policy, it is expected that the Funds will normally be fully invested in equity securities. However, a Fund may invest up to 20% of its net assets in the short-term debt securities described under "Special Considerations - Defensive Investments." In addition, for temporary defensive purposes, a Fund may hold cash or invest more than 20% of its net assets in these short-term debt securities.

     Except as provided above and except for the fundamental investment restrictions listed in the Statement of Additional Information, the investment objective and policies of each Fund are not fundamental and may be changed by the Trustees of the Trust without a vote of the affected Fund's shareholders. Any such change of the investment objective of a Fund will be preceded by thirty days' advance written notice to each shareholder of such Fund. If any changes were made, the Fund might have an investment objective different from the objective which an investor considered appropriate at the time the investor became a shareholder in the Fund. There is no assurance that the Funds will achieve their respective investment objectives. The market price of securities held by the Funds that are quoted or denominated in foreign currencies, when expressed in U.S. dollars, will fluctuate in response to changes in exchange rates between the U.S. dollar and the currencies in which the securities are quoted or denominated. The net asset value of each Fund's shares will also fluctuate as a result of changes in the value of the securities that it owns.

The National Equity Indices

     Wright, with the assistance of local financial institutions as described below, has developed the National Equity Indices (the "Indices"). Each Index is designed to be an index of substantially all the publicly traded companies in the nation or nations in which each respective Fund is permitted to invest which meet the requirements of a prudent investor. The prudent investor standard requires that care, skill and caution be used in selecting securities for investment. This prudent investor standard is the foundation for the investment criteria employed in creating the Indices. The Investment Adviser will select securities for investment from those included in the corresponding Index, or in the case of International Fund, from those included in all the Indices except the United States National Equity Index or in the case of Global Fund, from those included in all the Indices including the United States National Equity Index.

     Wright has developed disciplined objective criteria to insure that the required care, skill and caution are used in selecting securities for each of the Indices.

     Wright generally considers for inclusion in an Index only those companies which have at least:

         1.  Five years of audited operating information;

         2.  An established minimum in both book value and market value; and

         3.  A three-year record of pricing in a public market.

     In addition, only companies that meet the following criteria will be included in an Index:

         1. A significant portion of the shares of the company is believed to be publicly owned;

         2. The company has had positive earnings for the last fiscal or calendar year, or for the last twelve months, or cumulatively for the last three years; and

         3. The company is not a closed-end investment company, a real estate investment trust or a non-bank securities broker/dealer.


     In selecting securities for the Indices and for inclusion in the portfolios of the Funds, Wright utilizes its Worldscope(R) international database. The database provides more than 1,500 items of information on more than 15,000 companies worldwide. Except with respect to United States investments, Wright may utilize the services of major financial institutions that are located in the nations in which the respective Funds are permitted to invest and are qualified to supply Wright with research products and services. These services include reports on particular industries and companies, economic surveys and analyses of the investment environment and trends in a particular nation, recommendations as to whether specific securities should be included in an Index and other appropriate assistance in the performance of Wright's decision-making responsibilities.


     The Indices are adjusted quarterly and as otherwise necessary to reflect significant events. Changes in the composition of an Index will be made by determining  whether existing  companies
included in the Index continue to meet the criteria of the Index and whether other companies meet these criteria and should replace or be added to the companies already comprising that Index. The Indices give equal weight to each security included therein, and are intended to include substantially all the publicly traded companies which meet the requirements of the prudent investor in the respective nations. Use of the equal weighting method of constructing an Index will often result in a greater representation of smaller capitalization companies than would occur if the Index were weighted on the basis of relative market capitalization in the nation or nations in which their securities are primarily traded. Such smaller capitalization companies may have shorter operating histories, less diversification of assets and smaller dividend payments than larger capitalization companies. On the other hand, such smaller capitalization companies may be younger or less mature companies still experiencing significant growth. A detailed explanation of the objective criteria used in the process of selecting companies for inclusion in an Index is included in the Statement of Additional Information.

     The securities included in an Index will be (i) admitted to official listing on a stock exchange in any Member State of the European Economic Community, (ii) admitted to official listing on a recognized stock exchange in any other country in Western Europe, Asia, Oceania, the American continents, including Bermuda, and Africa, (iii) traded on another regulated market in any such Member State of the European Economic Community or such other country referred to above, provided such market operates regularly and is recognized and open to the public, or (iv) recently issued, provided the terms of the issue provide that application be made for admission to official listing on any of the stock exchanges or other regulated markets referred to above, and provided such listing is secured within a year following the date of issuance.

     The performance of each National Equity Index is included in various publications of Wright Investors' Service, including the monthly International Investment Advice and Analysis.

Policies that Apply to All Funds
Except the United States, International and Global Funds


     Each Fund seeks to achieve its investment objective of enhanced total investment return (price appreciation plus income) by investing in a broadly based portfolio of equity securities selected by the Investment Adviser from the publicly traded companies in the corresponding Index. The Investment Adviser will select equity securities for a Fund's portfolio from companies in the relevant Index, determine to sell securities in the Fund's portfolio, and determine the amount to be invested in a security on the basis of characteristics which have been identified by the Investment Adviser as being likely to provide comparatively superior investment return over the intermediate term. Although each Fund may acquire for its portfolio only those securities which are included in the relevant Index at the time of purchase, it is not expected that the Fund's portfolio will necessarily resemble the Index either in the number of securities included or in the amount invested in each security. Although there can be no guarantee that each Fund's investment objective will be achieved, each Fund is expected to have a broadly based investment portfolio composed of the equity securities of companies in the designated nation or nations.

Policies that Apply to the
United States, International and Global Funds


     United States Fund seeks to achieve its investment objective of enhanced total investment return (price appreciation plus income) by investing in a broadly based portfolio of equity securities selected by the Investment Adviser from the publicly traded companies in the United States National Equity Index. International and Global Funds seek to achieve their investment objectives of enhanced total investment return (price appreciation plus income) by investing in broadly based portfolios of equity securities selected by the Investment Adviser from the publicly traded companies in all the Indices except the United States National Equity Index and all the Indices including the United States National Equity Index, respectively. The Investment Adviser will select equity securities for a Fund's portfolio from companies included in the appropriate Index or Indices, as the case may be, determine to sell securities in the Fund's portfolio, and determine the amount to be invested in a security in an attempt to equal the performance of the appropriate Index or Indices. Although there can be no guarantee that a Fund's investment objective will be achieved, each Fund is expected to have a broadly based investment portfolio composed of the equity securities of companies in the designated nation or nations.



Other Investment Policies


     The Trust, on behalf of each Fund, has adopted certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may be changed as to each Fund only by the vote of a majority of the affected Fund's outstanding voting securities. Among these restrictions, a Fund may not borrow money except from a bank, and then only up to 1/3 of the current market value of its total assets (excluding the amount borrowed). A Fund may not purchase any securities which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Further, with respect to 75% of its assets, no more than 5% of a Fund's total assets may be invested in the securities of a single issuer and no Fund will purchase more than 10% of the outstanding voting securities of a single issuer.


     None of the Funds has any current intention of borrowing for leverage or speculative purposes. As a matter of nonfundamental policy, no Fund will purchase or enter into an agreement to purchase securities while borrowings exceed 5% of its total assets. Each Fund may not invest more than 15% of its net assets in investments that are illiquid at the time of purchase.

     None of the Funds is intended to be a complete investment program by itself and the prospective investor should take into account his or her objectives and other investments when considering the purchase of any Fund's shares. The Funds cannot eliminate risk or assure achievement of their objectives.

Special Investment Considerations -- Risks

Repurchase Agreements. Each Fund may enter into repurchase agreements in order to earn income on temporarily uninvested cash. A repurchase agreement is an agreement under which the seller of securities agrees to repurchase and a Fund agrees to resell the securities at a specified time and price. Each Fund may enter into repurchase agreements only with large, well-capitalized domestic or foreign banks or government securities dealers that meet Wright credit standards. In addition, such repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned under the repurchase agreement. In the event of a default or bankruptcy by a seller under a repurchase agreement, the affected Fund will seek to liquidate such collateral. However, the exercise of the right to liquidate such collateral could involve certain costs, delays and restrictions and is not ultimately assured. To the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, a Fund could suffer a loss. There is no percentage limit on the amount of any Fund's investments in repurchase agreements, except for the requirement that, under normal market conditions, at least 80% of each Fund's net assets will be invested in equity securities.


Temporary Defensive Investments. During periods of unusual market or economic conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or any portion of each Fund's assets may be held in cash (including, subject to the requirements of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies, the foreign currency of the nation or nations in which such Fund invests) or invested in short-term obligations, including but not limited to obligations issued or guaranteed by the U.S. or any foreign government or any of their respective agencies or instrumentalities; obligations of public international agencies; commercial paper which at the date of investment is rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by such rating organizations, is deemed by the Investment Adviser pursuant to procedures established by the Trustees to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or, if unrated, which are deemed by the Investment Adviser pursuant to procedures established by the Trustees to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic or foreign banks which are determined to be of high quality by the Investment Adviser. Temporary investments may be denominated either in U.S. dollars or in the currency of the nation in which the Fund primarily invests.


Foreign Investments. Investment in securities of foreign companies and governments may involve certain risk considerations in addition to those arising when investing in domestic securities. These considerations include the possibility of currency exchange rate fluctuations and revaluation of currencies, the existence of less publicly available information about foreign issuers, different accounting, auditing and financial reporting standards, less stringent securities regulation, non-negotiable brokerage commissions, different tax provisions, political or social instability, war or expropriation. Moreover, foreign stock and bond markets generally are not as developed and efficient as those in the United States and, therefore, the volume and liquidity in those markets may be less, and the volatility of prices may be greater, than in U.S. markets. Settlement of transactions in foreign markets may be delayed beyond what is customary in U.S. markets. These considerations generally are of greater concern in developing countries. Further information regarding the nations in which the Funds will invest may be found in the Appendix, beginning on page 41.

     Each Fund may, but does not expect to, invest in foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities.


Foreign Currency Transactions. Each Fund, other than the United States Fund, may buy and sell foreign currencies. The value in U.S. dollars of investments quoted or denominated in foreign currencies will be affected by changes in currency exchange rates. As one way of managing currency exchange rate risk, a Fund may enter into forward foreign currency exchange contracts, which are agreements to purchase or sell foreign currencies at a specified price and date. A Fund will usually enter into these contracts to fix the value of a security it has agreed to buy or sell (transaction hedge). A Fund may also use these contracts to hedge the value of a security it already owns, particularly if it expects a decline in the value of the currency in which the foreign security is quoted or denominated (position hedge). The underlying currency value of each Fund's forward contracts will be limited to the value of securities to be bought and sold in that currency plus the value of the Fund's portfolio securities quoted or denominated in such currency. There is no other percentage limitation on any Fund's holdings of foreign currencies or forward contracts, except for the requirement that, under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. Although a Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Investment Adviser's ability to predict accurately the future exchange rate between foreign currencies. The ability to predict the direction of currency exchange rates involves skills different from those used in selecting securities.


Lending Portfolio Securities. Each Fund may seek to increase its total return by lending portfolio securities to broker-dealers or other institutional borrowers. Such loans are required to be continuously secured by collateral in cash, cash-equivalents and U.S. Government securities. During the existence of a loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest, if any, on investment of the collateral. However, the Fund may at the same time pay a transaction fee to such borrowers and administrative expenses, such as finders fees to third parties. A Fund may invest the proceeds it receives from a securities loan in the types of securities in which it may invest. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Investment Adviser to be of good standing and when, in the judgment of the Investment Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis and collateral values will be continuously maintained at no less than 100% by "marking to market" daily. If the Investment Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets.

The Investment Adviser

     Each Fund has engaged The Winthrop Corporation ("Winthrop") to act as its investment adviser pursuant to Investment Advisory Contracts. Pursuant to a service agreement effective February 1, 1996 between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. ("Wright"), Wright, acting under the general supervision of the Trust's Trustees, furnishes each Fund with investment advice and management services. Winthrop supervises Wright's performance of this function and retains its contractual obligations under its Investment Advisory Contract with each Fund. The address of both Winthrop and Wright is 1000 Lafayette Boulevard, Bridgeport, Connecticut. The Trustees of the Trust are responsible for the general oversight of the conduct of the Funds' business.


     Wright is a leading independent international investment management and advisory firm which, together with its parent, Winthrop, has more than 30 years' experience. Its staff of over 150 people includes a highly respected team of 65 economists, investment experts and research analysts. In addition to the Funds, Wright manages assets for bank trust departments, corporations, unions, municipalities, eleemosynary institutions, professional associations, institutional investors, fiduciary organizations, family trusts and individuals. Wright is also the investment adviser to The Wright Managed Equity Trust, The Wright Managed Income Trust, The Wright Managed Blue Chip Series Trust, and Catholic Values Investment Trust (the "Wright Funds"). Wright, along with Disclosure International, Inc., operates one of the world's largest and most complete databases of financial information on over 15,000 domestic and
international   corporations.   The  estate  of  John  Winthrop  Wright  is  the
controlling shareholder of Winthrop. At the end of 1996, Wright managed approximately $4 billion of assets.


     An Investment Committee of senior officers, all of whom are experienced analysts, exercises disciplined direction and control over all investment selections, policies and procedures for each Fund. The Committee, following highly disciplined buy-and-sell rules, makes all decisions for the selection, purchase and sale of all securities. The members of the Committee are as follows:


     Peter M. Donovan, CFA, President and Chief Executive Officer of Wright. Mr. Donovan received a BA Economics, Goddard College and joined Wright from Jones, Kreeger & Co., Washington, DC in 1966. Mr. Donovan is the president of The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust, The Wright EquiFund Equity Trust, Catholic Values
Investment Trust and The Wright Blue Chip Master Portfolio. He is also a director of Aetna Master Fund. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     Judith R. Corchard, Chairman of the Investment Committee, Executive Vice President -- Investment Management of Wright. Ms. Corchard attended the University of Connecticut and joined Wright in 1960. She is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Jatin J. Mehta, CFA, Executive Counselor and Director of Education of Wright. Mr. Mehta received a BS Civil Engineering, University of Bombay, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Mehta was an executive of the Industrial Credit Investment Corporation of India, a World Bank agency in India for financial assistance to private industry. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Harivadan K. Kapadia, CFA, Senior Vice President -- Investment Analysis and Information of Wright. Mr. Kapadia received a BA (hon.) Economics and Statistics and MA Economics, University of Baroda, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Kapadia was Assistant Lecturer at the College of Engineering and Technology in Surat, India and Lecturer, B.J. at the College of Commerce & Economics, VVNagar, India. He has published the textbooks: "Elements of Statistics," "Statistics," "Descriptive Economics," and "Elements of Economics." He was appointed Adjunct Professor at the Graduate School of Business, Fairfield University in 1981. He is also a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Michael F. Flament, CFA, Senior Vice President -- Investment and Economic Analysis of Wright. Mr. Flament received a BS Mathematics, Fairfield University; MA Mathematics, University of Massachusetts and an MBA Finance, University of Bridgeport and joined Wright in 1972. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     James P. Fields, CFA, Vice President and Investment Officer of Wright. Mr. Fields received a B.S. Accounting, Fairfield University and an MBA Finance from Pace University. He joined Wright in 1982 and is also a member of the New York Society of Security Analysts.

     Amit S. Khandwala, Vice President -- International Investments of Wright. Mr. Khandwala received a BS (Economics, Accounting, International Business and Computers) from University of Bombay, India, and an MBA (Investments, Corporate Finance, International Finance & International Marketing) from the University of Hartford. Mr. Khandwala has taught in the Executive MBA Program at the University of Hartford Business School and his research on ADRs has been published in The Journal of Portfolio Management. He was involved in the establishing of the Stamford Society of Securities Analysts and is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts. He joined Wright in 1986.

     Charles T. Simko, Jr., Vice President -- Investment Research of Wright. Mr. Simko received a BS in Mathematics from Fairfield University. He joined Wright in 1985.

     Under the Funds' Investment Advisory Contracts, each Fund is required to pay Winthrop a monthly advisory fee calculated at the annual rates (as a percentage of average daily net assets) set forth in the following table. Effective February 1, 1996, Winthrop will cause the Funds to pay to Wright the entire amount of the advisory fee payable by each Fund under its Investment Advisory Contract with Winthrop. However, for the 1997 fiscal year, Wright has agreed to reduce its advisory fee and reallocate certain expenses, if such action is necessary to keep each Fund's expense ratio at or below 2.00%.


                           ANNUAL % ADVISORY FEE RATES

    Under $500 Million     $500 Million to $1 Billion      Over $1 Billion
    ----------------------------------------------------------------------

         0.75%                      0.73%                     0.68%



     In addition to compensating Wright for its advisory services to the Funds, the advisory fee is intended to partially compensate Wright for the maintenance of the National Equity Indices which form the basis for the selection of securities for the Funds. Wright incurs significant expenses in maintaining the Indices, including: the cost of employing persons to research companies that are candidates for inclusion in or removal from an Index and to enter data into Wright's computerized international database; compensation to institutions in each country for research provided to Wright; expenses associated with travel to the countries for which Wright maintains Indices; and the costs of subscribing to numerous publications and making extensive use of long-distance telecommunications facilities.


     The need to compensate Wright for incurring these expenses in maintaining the Indices distinguishes the Funds from traditional index funds with portfolios that track independent published indices available at little or no cost to the funds' managers.

     Shareholders of the Funds who are also advisory clients of Wright may have agreed to pay Wright a fee for such advisory services. Wright does not intend to exclude from the calculation of the investment advisory fees payable to Wright by such advisory clients the portion of the advisory fee payable by the Funds. Accordingly, a client may pay an advisory fee to Wright in accordance with Wright's customary investment advisory fee schedule charged to investment advisory clients and at the same time, as a shareholder in a Fund, bear its share of the advisory fee paid by the Fund to Wright as described above.


     The following table sets forth the net assets of each Fund that was offering its shares as at December 31, 1996 and the advisory fee rate paid from each such Fund during the fiscal year ended December 31, 1996. At December 31, 1996, the Australasia, Austria, Canada, France, Ireland, United States, Global, and International Funds had not commenced operations.


                                                Aggregate                  Fee Rate for the
                                          Net Assets at 12/31/96       Fiscal YearEnded 12/31/96

     Belgium/Luxembourg                         $19,185,149                       0.75%
     Britain(1)                                   3,808,725(3)                    0.75%
     Germany(2)                                  23,137,631                       0.75%
     Hong Kong                                   34,366,248                       0.75%
     Japan                                       17,040,939                       0.75%
     Mexico                                      22,027,664                       0.75%
     Netherlands                                  7,566,028(4)                    0.69%
     Nordic                                       7,030,976(5)                    0.46%
     Switzerland                                  6,108,503(6)                    0.70%

(1) Start of business, April 20, 1995.
(2) Start of business, April 19, 1995.
(3) To enhance the net income of the Britain Fund, Wright made a reduction of its advisory fee in the amount of $2,105 and was allocated $2,410 of expenses related to the operation of the Fund.
(4) To enhance the net income of the Netherlands Fund, Wright made a reduction of its advisory fee in the amount of $4,216 and was allocated $1,925 of expenses related to the operation of the Fund. Absent a fee reduction, the Fund would have paid advisory fees equivalent to 0.75% of average daily net assets.
(5) To enhance the net income of the Nordic Fund, Wright made a reduction of its advisory fee in the amount of $14,494 and was allocated $1,725 of expenses related to the operation of the Fund. Absent a fee reduction, the Fund would have paid advisory fees equivalent to 0.75% of average daily net assets.
(6) To enhance the net income of the Switzerland Fund, Wright made a reduction of its advisory fee in the amount of $3,944 and was allocated $4,530 of expenses related to the operation of the Fund. Absent a fee reduction, the Fund would have paid advisory fees equivalent to 0.75% of average daily net assets.

     Pursuant to the Investment Advisory Contracts, Wright also furnishes for the use of each Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of each Fund. Other than those expenses expressly stated to be payable by Wright under its Investment Advisory Contract, each Fund is responsible for all expenses relating to its operations including, but not limited to, Wright's advisory fee; Eaton Vance's administration fee; fees pursuant to the Trust's Rule 12b-1 distribution plan; taxes, if any; custodian, legal and auditing fees; fees and expenses of Trustees who are not employees of Wright or Winthrop; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of each Fund's net assets; printing and other expenses which are not expressly designated as expenses of Wright or Eaton Vance.


     Wright places the portfolio security transactions for each Fund, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute the Funds' portfolio security transactions on the most favorable terms and in the most effective manner possible. Subject to the foregoing, Wright may consider sales of shares of the Wright Funds as a factor in the selection of broker-dealer firms to execute such transactions. Portfolio changes may be made by Wright without regard to the length of time a security has been held. However, it is not the intention of the Funds to engage in trading for short-term profits. The frequency of each Fund's portfolio transactions or turnover rate may vary from year to year depending on market conditions. A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for a Fund to qualify as a regulated investment company under the Code.


The Administrator

     Each Fund engages Eaton Vance as its administrator under an Administration Agreement. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of each Fund, subject to the supervision of the Trust's Trustees. Eaton Vance's services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Funds' custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders meetings and other administrative services necessary to conduct each Fund's business. Eaton Vance will not provide any investment management or advisory services to the Funds. For its services under the Administration Agreement, each Fund is required to pay Eaton Vance a monthly administration fee calculated at the annual rates (as a percentage of average daily net assets) set forth in the following table.

                        ANNUAL % ADMINISTRATION FEE RATES

    Under              $100 Million            $250 Million          Over
$100 Million          to $250 Million         to $500 Million    $500 Million
-------------------------------------------------------------------------------

    0.10%                  0.06%                   0.03%            0.02%


     For the fiscal year ended December 31, 1996, each of the Funds (Belgium/Luxembourg, Britain, Germany, Hong Kong, Japan, Mexico, Netherlands, Nordic and Switzerland) paid an administration fee equivalent to 0.10% (annualized) of average daily net assets.

     Eaton Vance, its affiliates and its predecessor companies have been primarily engaged in managing assets of individuals and institutional clients since 1924 and managing, administering and marketing mutual funds since 1931. Total assets under management are over $17 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a publicly-held holding company.



Distribution Expenses


     In addition to the fees and expenses payable by each Fund in accordance with its Investment Advisory Contract and Administration Agreement, each Fund pays for certain expenses pursuant to a Distribution Plan (the "Plan") designed to meet the requirements of Rule 12b-1 under the 1940 Act and the Rules of the National Association of Securities Dealers, Inc. (the "NASD").

     The Trust has entered into a distribution contract with Wright Investors' Service Distributors, Inc. ("WISDI" or the "Principal Underwriter"), a wholly-owned subsidiary of Winthrop. Under this contract and the Plan, it is currently intended that each Fund will pay to WISDI for distribution services and personal and account maintenance services in connection with the Fund's shares, an annual fee equal to .25% of each Fund's average daily net assets. Appropriate adjustments to payments made pursuant to the Plan shall be made whenever necessary to assure that no payment is made by a Fund which exceeds the applicable maximum cap imposed on asset-based, front-end and deferred sales charges by Rule 2830 of the NASD.

     Pursuant to the Plan, the Trust, on behalf of each Fund, is authorized to compensate WISDI for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by WISDI in connection with the Fund's shares. The amount of such compensation, including compensation for personal and account maintenance services, paid during any one year may not exceed .25% of the average daily net assets of the Fund. Such compensation shall be calculated and accrued daily and paid quarterly.


     Distribution services and expenses for which WISDI may be compensated pursuant to this Plan include, without limitation: compensation to and expenses incurred by investment dealers, banks or other institutions ("Authorized Dealers") and the officers, employees and sales representatives of Authorized Dealers and of WISDI; allocable overhead, travel and telephone expenses; the printing of prospectuses and reports for other than existing shareholders; the preparation and distribution of sales literature and advertising; and all other expenses (other than personal and account maintenance services as defined below) incurred in connection with activities primarily intended to result in the sale of the Funds' shares.

     Personal and account maintenance services include, but are not limited to, payments made to or on account of WISDI, Authorized Dealers and their respective officers, employees and sales representatives who respond to inquiries of, and furnish assistance to, shareholders concerning their ownership of Fund shares and their accounts or who provide similar services not otherwise provided by or on behalf of the Fund.


     The Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by WISDI. Accordingly, an amount equal to 1/365 of the annual distribution fee will be accrued on each day as an expense of each Fund, which will reduce its net investment income. If the Plan were terminated or not continued by the Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to WISDI. WISDI would be unable to recover the amount of any unreimbursed distribution expenditures made by WISDI. However, WISDI does not intend to make distribution expenditures at a rate that materially exceeds the rate of compensation received under the Plan. For the fiscal year ended December 31, 1996, each Fund made distribution expense payments (as an annualized percentage of average daily net assets as follows:
Belgium/Luxembourg (0.25%); Britain (0.24%); Germany (0.25%); Hong Kong (0.25%); Japan (0.25%); Mexico (0.25%); Netherlands (0.18%); Nordic (0.00%); and
Switzerland (0.23%). WISDI reduced its distribution fees to the Britain, Netherlands, Nordic and Switzerland Funds by $702, $5,104, $12,624 and $1,315, respectively.

How the Funds Value their Shares

     The Trust values the shares of each Fund once on each day the New York Stock Exchange ("NYSE") is open as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The net asset value is determined in the manner authorized by the Trustees of the Trust by the Funds' custodian (as agent for the Funds) with the assistance of Wright for securities that involve valuation problems. Such determination is accomplished by dividing the number of outstanding shares of each Fund into its net worth (the excess of its assets over its liabilities).

     Portfolio securities traded on more than one United States national securities exchange or foreign securities exchange are valued by the Funds' custodian at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities, unless those prices are deemed by Wright to be not representative of market values. Securities which cannot be valued at such prices will be valued by Wright at fair value in accordance with procedures adopted by the Trustees. Foreign currencies, options on foreign currencies and forward foreign currency contracts will be valued at their last sales price as determined by published quotations or as supplied by banks that deal in such instruments. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar value at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees. Securities traded over-the-counter, unlisted securities and listed securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices or, if such bid and asked prices are not available, at prices supplied by a pricing agent selected by Wright, unless such prices are deemed by Wright not to be representative of market values at the close of business of the NYSE. Securities for which market quotations are unavailable, restricted securities, securities for which prices are deemed by Wright not to be representative of market values and other assets will be appraised at their fair value as determined in good faith according to guidelines established by the Trustees of the Trust. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value. Options traded on exchanges and over-the-counter will be valued at the last current sales price on the market where such option is principally traded. Over-the-counter and listed options for which a last sale price is not available will be valued on the basis of quotations supplied by dealers who regularly trade such options or if such quotations are not available or deemed by Wright not to be representative of market values, at fair value.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of net asset value unless Wright deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

How to Buy Shares


     Shares of each Fund are sold without a sales charge at the net asset value next determined after the receipt of a purchase order as described below. The minimum initial investment in each Fund is $1,000, although this will be waived for investments in 401(k) tax-sheltered retirement plans. There is no minimum amount required for subsequent purchases. The $1,000 minimum initial investment is also waived for Automatic Investment Program accounts which may be established with an investment of $50 or more with a minimum of $50 applicable to each subsequent investment. Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares.


     Shares of each Fund may be purchased or redeemed through an Authorized Dealer. Charges may be imposed by the institution for its services. Any such charges could constitute a material portion of a smaller account. Shares may be purchased or redeemed directly from or with each Fund without imposition of any charges other than those described in this Prospectus.

     Purchases  By  Wire:   Investors  may  purchase   shares  by   transmitting
immediately available funds (Federal Funds) by wire to:

                      Boston Safe Deposit and Trust Company
                                One Boston Place
                                   Boston, MA

                                 ABA: 011001234
                                 Account 081345
                         Further Credit: (Name of Fund)
                       (Include your Fund account number)


     Initial purchase -- Upon making an initial investment by wire, an investor must first telephone the Funds' Order Department at (800) 225-6265, ext. 7750, to advise of the action and to be assigned an account number. If this telephone call is not made, it may not be possible to process the order promptly. In addition, an Account Instructions form, which is available through WISDI, should be promptly forwarded to First Data Investor Services Group (the "Transfer Agent") at the following address:


                         WRIGHT MANAGED INVESTMENT FUNDS
                                  P.O. Box 5123
                      Westborough, Massachusetts 01581-5123

     Subsequent Purchases -- Additional investments may be made at any time through the wire procedure described above. The Funds' Order Department must be immediately advised by telephone at (800) 225-6265, ext. 7750 of each transmission of funds by wire.



     Purchases by Mail: Initial Purchases -- The Account Instructions form available through WISDI should be completed by an investor, signed and mailed with a check, Federal Reserve Draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the Fund whose shares are being purchased and mailed to the Transfer Agent at the above address.

     Subsequent Purchases -- Additional purchases may be made at any time by an investor by check, Federal Reserve draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the relevant Fund at the above address. The sub-account, if any, to which the subsequent purchase is to be credited should be identified together with the sub-account number and, unless otherwise agreed, the name of the sub-account.


     Automatic Investment Program -- for regular share accumulation: Cash investments of $50 or more may be made through the shareholder's checking account via automatic withdrawal each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for the Automatic Investment Program accounts.


     Purchase through Exchange of Securities: Investors wishing to purchase shares of a Fund through an exchange of portfolio securities should contact WISDI to determine the acceptability of the securities and make the proper arrangements. The shares of a Fund may be purchased, in whole or in part, by delivering to the Funds' custodian securities that meet the investment objective and policies of the relevant Fund, have readily ascertainable market prices and quotations and are otherwise acceptable to the Investment Adviser and the Fund. The Trust will only accept securities in exchange for shares of the Funds for investment purposes and not as agent for the shareholders with a view to a resale of such securities. The Investment Adviser, WISDI and the Funds reserve the right to reject all or any part of the securities offered in exchange for shares of a Fund. An investor who wishes to make an exchange should furnish to WISDI a list with a full and exact description of all of the securities which he proposes to deliver. WISDI or the Investment Adviser will specify those securities which the Fund is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Funds' Custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Exchanged securities will be valued at their fair market value as of the date that the securities in proper form for transfer and the accompanying purchase order are both received by the Trust, using the procedures for valuing portfolio securities as described under "How the Funds Value their Shares" on page 30. However, if the NYSE or appropriate foreign stock exchange is not open for unrestricted trading on such date, such valuation shall be on the next day on which the NYSE or foreign stock exchange is so open. In any event, all valuations are determined in good faith by or at the direction of the Trust's Trustees. The net asset value used for purposes of pricing shares sold under the exchange program will be the net asset value next determined following the receipt of both the securities offered in exchange and the accompanying purchase order. Securities to be exchanged must have a minimum aggregate value of $5,000. An exchange of securities is a taxable transaction for federal and state income tax purposes.


How Shareholder Accounts are Maintained


     Upon the initial purchase of a Fund's shares, an account will be opened for the account or sub-account of an investor. Subsequent investments may be made at any time by mail to the Transfer Agent or by wire, as noted above. The Trust has the right, upon 60 days' notice to shareholders, to involuntarily redeem shares, at the net asset value in accounts which do not meet this minimum account requirement. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. Confirmation statements indicating total shares of each Fund owned in the account or each sub-account will be mailed to investors quarterly and at the time of each purchase (other than reinvestment of dividends or distributions) or redemption. The issuance of shares will be recorded on the books of the relevant Fund. The Trust does not issue share certificates.



Distributions and Dividends by the Funds


     The Trust intends to pay dividends from the net investment income of each Fund as shown on the Fund's books at least annually. Any realized net capital gains from the sale of securities in a Fund's portfolio or other transactions (reduced by any available capital loss carryforwards from prior years) will be also paid at least annually. Shareholders may reinvest dividends, and accumulate capital gains distributions, if any, in additional shares of the same Fund at the net asset value as of the ex-dividend date. Unless shareholders otherwise instruct, all distributions and dividends will be automatically invested in additional shares of the same Fund. Alternatively, shareholders may reinvest capital gains distributions and direct that dividends be paid in cash, or that both dividends and capital gains distributions be paid in cash.



Taxes


     Under the Code, each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated and to continue to qualify as a regulated investment company for federal income tax purposes. In order to so qualify, each Fund must meet certain requirements with respect to sources of income, diversification of assets, and distributions to shareholders. Each Fund does not pay federal income or excise taxes to the extent that it distributes to its shareholders all of its net investment income and net realized capital gains in accordance with the timing requirements of the Code. None of the Funds will be subject to income, corporate excise or franchise taxation in Massachusetts in any year in which it qualifies as a regulated investment company under the Code.

     For federal income tax purposes, distributions from a Fund's net investment income, any excess of its net short-term capital gain over its net long-term capital loss and certain net realized foreign currency gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. It is not expected that any portion of a Fund's distributions (with the possible exception of certain distributions from Global Fund and/or United States Fund) will qualify for the corporate dividends-received deduction. Distributions from any excess of a Fund's net long-term capital gain over its net short-term capital loss that the Fund designates as "capital gain dividends" are taxable as long-term capital gains whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the Fund shares. Distributions on Fund shares shortly after their purchase, although they may be attributable to taxable income and/or capital gains that had been realized but not distributed at the time of purchase and therefore may be in effect a return of a portion of the purchase price, are generally subject to federal income tax. Distributions treated as ordinary income or long-term capital gains that are declared by a Fund in October, November or December to shareholders of record as of a date in such month and paid the following January will be treated for federal income tax purposes as having been received by the shareholder on December 31 of the year in which they are declared.

     Redemptions   (including  exchanges)  of  shares  of  a  Fund  are  taxable transactions and may in particular cases be subject to wash sale or other special tax rules.

     A Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) that it derives from investments in foreign securities and may make an election under
Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of qualified taxes paid by such Fund to foreign countries. This election may be made only if more than 50% of the assets of the Fund at the close of a taxable year consists of securities in foreign corporations. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations at the Fund and shareholder levels.

     Annually, shareholders of each Fund that are not exempt from information reporting requirements will receive information on Form 1099 regarding the prior calendar year's distributions and redemptions (including exchanges). Shareholders should consult their own tax advisers with respect to the tax status of distributions from the Funds or the redemption (including an exchange) of Fund shares in their own states and localities. Under Section 3406 of the Code, individuals and other non-exempt shareholders will be subject to backup withholding at the rate of 31% on taxable distributions made by a Fund and on the proceeds of redemptions (including exchanges) of shares of the

Fund  if  they  fail  to  provide  to  a  Fund   their   correct   taxpayer
identification numbers and certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is otherwise subject to such withholding. If such withholding is applicable, such distributions and proceeds will be reduced by the amount of tax required to be withheld.

     Shareholders who are not United States persons should also consult their tax advisers about the potential application of certain U.S. taxes, including a U.S. withholding tax at the rate of 30% (or lower treaty rate) on amounts treated as ordinary income distributions to them and of foreign taxes to their investment in the Funds.



How to Exchange Shares


     Shares of any Fund may be exchanged for shares of any other Wright EquiFund, or shares of the other funds in The Wright EquiFund Equity Trust or Standard Shares of The Wright Managed Equity Trust and, The Wright Managed Income Trust at net asset value at the time of the exchange.

     This exchange privilege is available only in states where shares of such other fund may be legally sold. Each exchange is subject to a minimum initial investment of $1,000 in each fund.

     Shareholders purchasing shares from an Authorized Dealer may effect exchanges between the above funds through their Authorized Dealer who will transmit information regarding the requested exchanges to the Transfer Agent.

     The Transfer Agent makes exchanges at the next determined net asset value after receiving a request in writing mailed to the address provided under "How to Buy Shares." Telephone exchanges are also accepted if the exchange involves shares valued at less than $50,000 and on deposit with the Transfer Agent. All shareholders are automatically eligible for the telephone exchange privilege. To effect such exchanges, call the Transfer Agent at (800) 555-0644 (this is a recorded line), Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern time). All such telephone exchanges must be registered in the same name(s) and with the same address and social security or other taxpayer identification number as are registered with the Fund from which the exchange is being made. See "How to Redeem or Sell Shares -- By Telephone" for a description of the procedures the Funds employ to ensure that instructions communicated by telephone are genuine. Neither the Trust, the Funds, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. When calling to make a telephone exchange, shareholders should have their account number and social security or other taxpayer identification numbers.

     Generally, shareholders will be limited to four Telephone Exchange round-trips during each year following the initial investment and a Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of the Fund into another Wright Fund, and then back to the Fund). The Trust believes that use of the Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. Therefore, the Trust generally will not honor requests for exchanges, including Telephone Exchanges, by shareholders who identify themselves or are identified by the Trust as "market-timers." The Trust identifies as market-timers on its account records those investors who repeatedly make exchanges within a short period (even if less than four round-trips per year) while retaining Fund shares for very short holding periods (often less than a month). The Trust does not automatically redeem shares that are the subject of a rejected exchange request. Such shares will only be redeemed if the Trust is specifically authorized to do so by the shareholder.

     Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Any exchange request may be rejected by a Fund or the Principal Underwriter at its discretion. The exchange privilege may be changed or discontinued without penalty at any time. Shareholders will be given 60 days' prior notice of any termination or material amendment of the exchange privilege. Contact the Transfer Agent for additional information concerning the Exchange Privilege.


     A shareholder should read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders should be aware that for federal and state income tax purposes, an exchange is a taxable transaction which may result in recognition of a gain or loss.


How to Redeem or Sell Shares


     Shares of a Fund will be redeemed at the next determined net asset value after receipt of a redemption request in good order as described below. Proceeds will be mailed within seven days of such receipt. However, at various times a Fund may be requested to redeem shares for which it has not yet received good payment. If the shares to be redeemed represent an investment made by check, each Fund will delay payment of the redemption proceeds until the check has been collected which, depending upon the location of the issuing bank, could take up to 15 days. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the Fund's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. For federal and state income tax purposes, a redemption of shares is a taxable transaction.

     Through Authorized Dealers: Shareholders using Authorized Dealers may redeem shares through such Dealers.

     By Telephone: All shareholders are automatically eligible for the telephone redemption privilege, unless the account application indicates otherwise. Shareholders redeeming $50,000 or less may effect their redemption by calling the Funds' Transfer Agent at (800) 555-0644, (9:00 a.m. to 4:00 p.m. Eastern time) if the redemption involves shares on deposit with the Transfer Agent. Payment will be made by check to the address of record. Telephone instructions will be tape recorded. Shareholders redeeming more than $50,000 may effect a redemption by calling the Funds' Order Department at (800) 225-6265, ext. 7750 (8:30 a.m. to 4:00 p.m. Eastern time). In times when the volume of telephone redemptions is heavy, additional phone lines will automatically be added by the Funds. However, in times of drastic economic or market changes, a telephone redemption may be difficult to implement. At such times, a shareholder may redeem shares by mail or by faxing a redemption request to (617) 348-2932.

     When calling to make a telephone redemption, shareholders should have available their account number. A telephone redemption will be made at that day's net asset value, provided that the telephone redemption request is received prior to 4:00 p.m. on that day. Telephone redemption requests received after 4:00 p.m. will be effected at the net asset value determined for the next trading day. Payment will be made by check to the address of record or, if an appropriate election was made on the application form, by wire transfer to the bank account or address designated. Payment is normally made within one business day after receipt of the redemption request in good order. Trust Departments may make redemptions and deposit the proceeds in checking or other accounts of clients, as specified in instructions furnished to the Funds at the time of initially purchasing Fund shares. Neither the Trust, the Funds, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed.

     By Mail: A shareholder may also redeem all or any number of shares at any time by mail by delivering the request with a stock power to the Transfer Agent, First Data Investor Services Group, Wright Managed Investment Funds, P.O. Box 5123, Westborough, Massachusetts 01581-5123. As in the case of telephone requests, payments will normally be made within one business day after receipt of the redemption request in good order. Good order means that written redemption requests or stock powers must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to the Transfer Agent. In addition, in some cases, good order may require furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

     Redemption Fee: For shares redeemed within 30 days of purchase, a redemption fee of 1 1/2% of the redemption proceeds will be assessed. This redemption fee will be retained by the respective Fund. The redemption fee is to help defray costs associated with redemptions and is not used for sales-related expenses. No redemption fee will be payable or imposed with respect to shares of the Funds purchased by an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Funds or their Principal Underwriter. For the fiscal year ended December 31, 1996, each Fund received the following redemption fees from shareholders: Belgium/Luxembourg ($4,025); Britain ($3,038); Germany ($1,373); Hong Kong ($62,599); Japan ($15,119); Mexico
($103,221);  Netherlands ($11,857);  Nordic ($9,789);  and  Switzerland($3,053),
respectively.


     The right to redeem shares of a Fund and to receive payment therefor may be suspended at times (a) when the securities markets are closed, other than customary weekend and holiday closings, (b) when trading is restricted for any reason, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) when the Securities and Exchange Commission by order permits a suspension of the right of redemption or a postponement of the date of payment or redemption.

     Due to the relatively high costs of maintaining small accounts, each Fund reserves the right to redeem fully at net asset value any Fund account
(including accounts of clients of fiduciaries) which at any time, due to redemptions or exchanges, amounts to less than $500 for that Fund; any shareholder who makes a partial redemption which reduces his account in a Fund to less than $500 would be subject to the Fund's right to redeem such account. Prior to the execution of any such redemption, notice will be sent and the shareholder will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum of $500 per Fund. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.


Performance Information

     From time to time a Fund may publish its yield and/or average annual total return in advertisements and communications to shareholders. The current yield for a Fund will be calculated by dividing the net investment income per share during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. A Fund's average annual total return is determined by computing the annual percentage change in value of $1,000 invested at the public offering price (i.e., net asset value per share) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value.

     Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period. The reduction of fees or assumption of expenses by Wright, WISDI or Eaton Vance will result in a Fund's higher performance.

Other Information


    The Trust is a business trust established under Massachusetts law and is an open-end management investment company. The Trust was established pursuant to a Declaration of Trust dated July 14, 1989, as amended and restated December 20, 1989 and further amended April 13, 1995 to change the name of the Trust from EquiFund - Wright National Fiduciary Equity Funds to The Wright EquiFund Equity Trust. The Trust consists of nineteen series. Each Fund's activities are supervised by the Trustees of the Trust.

     The Trust's shares of beneficial interest have no par value and may be issued in two or more series or "funds." The Trustees are empowered by the Declaration of Trust and By-laws to change the name of any existing series and to create additional series without obtaining shareholder approval. The Trust's shares may be issued in an unlimited number by its Trustees. Each share of a series represents an equal proportionate beneficial interest in that series and, when issued and outstanding, the shares are fully paid and non-assessable by the relevant series. There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted in proportion to the amount of the net asset value of a series which they represent. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees of the Trust can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. As of March 31, 1997, Resources Trust Co., P.O. Box 3865, Englewood, CO was the record holder of 90.3%, 90.6%, 29.4%, 52.2%, 38.8% and 74.2%, respectively, of the outstanding shares of the Belgium/Luxembourg, Germany, Hong Kong, Japan, Nordic, and Switzerland Funds held on behalf of its clients; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA was the record holder of 38.4%, 26.9%, 53.2% and 33.6%, respectively, of the outstanding shares of the Hong Kong, Mexico, Netherlands and Nordic Funds held on behalf of its clients. Shares will be voted by individual series except to the extent required by the 1940 Act. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of a series, shareholders are entitled to share pro rata in the net assets of that series available for distribution to shareholders, and in any general assets of the Trust not allocated to a particular series by the Trustees.


     As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

     The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of a Trustee when requested to do so by the record holders of not less than 10% of the Trust's outstanding shares.


Tax-Sheltered Retirement Plans


     The Funds are available for investments by Individual Retirement Account Plans for individuals and their non-employed spouses, Pension and Profit Sharing Plans for self-employed individuals, corporations and non-profit organizations, or 401(k) tax-sheltered retirement plans. The minimum initial purchase of $1,000 per Fund and the small account redemption policy will be waived for investments by 401(k) plans.


     For more information, contact your Authorized Dealer or write to:

                  Wright Investors' Service Distributors, Inc.
                            1000 Lafayette Boulevard
                          Bridgeport, Connecticut 06604

                             or call: (800) 888-9471

                                    APPENDIX


===============================================================================



                       INFORMATION CONCERNING THE NATIONS
                         IN WHICH THE FUNDS WILL INVEST


     The Funds (other than the United States Fund) will invest in securities quoted or denominated in the currencies of countries other than the United States. The following summaries are designed to provide a general discussion of economic and other conditions in each of these countries. The information in these summaries has been derived from sources that Wright believes to be reliable, but the data has not been independently verified.

     International investments, like many things, have both benefits and risks. The benefits are real and can be quite substantial. One of the key benefits is diversification, as the correlation among international securities tend to be much lower than the correlation among securities within any single country. There are also risks to be considered. Investors in any single country should understand the economic potential of investments in such a country as well as the relationship of the currency of that country to the investor's own currency. Several other items must be considered by the investor including the reliability of information about the various companies within the country, legal restrictions, and the economic and social characteristics that are unique to each country. See Appendix A in the Statement of Additional Information for additional economic and financial information about countries in which the Funds may invest. The Wright EquiFunds limit their investment consideration to the world's major industrialized nations and to those nations for which
WORLDSCOPE(R), the information database of Wright Investors' Service, Inc., provides comprehensive and reliable investment information. Wright Investors' Service, Inc. believes that WORLDSCOPE(R) has counteracted the lack of quality information which has been a major problem for the international investor.


                      Political and Economic Considerations


     Potential international investors must be aware of political and economic actions which might change the investment environment. For example, the members of the European Union (EU) (successor to the European Communities EC, the Common Market), which is the designation of three organizations (the European Economic Community or EEC, the European Coal and Steel Community, and the European Atomic Energy Community) with common membership and, since July of 1967, a common executive, have agreed that a single European market will remove all barriers to free trade and free movement of capital and people. The effect of European unification will be to create a major  economic  trading  unit  composed of the entire fifteen members of the EU (Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, and Sweden). The macroeconomic effects of such unification could be substantially higher economic growth. Economies of scale and lower costs could lead to reduced inflation while fiscal reform and budget restraint might reduce budget deficits despite an initial higher rate of unemployment. It is not possible to predict the precise impact of European unity or if all the program goals incorporated in the Maastricht Treaty of 1991 will be achieved. However, Wright believes that European economic integration offering substantial long-term economic benefits to the member nations will ultimately come to pass.

     The European Currency Unit (ECU) is the official accounting unit of the EEC and, as such, is used by member nations for budgetary purposes in setting common agricultural prices and in the accounts of the EU institutions since the implementation of the European Monetary System (EMS) in March of 1979. The major aim of the EMS is to achieve close monetary and economic cooperation among the member countries of the EU and, in particular, to create a zone of monetary stability. The ECU is an open-basket currency whose value is based on the weighted value of the member currencies with weights based on each member's share of intra-Europe trade and the relative size of its GDP. Each member nation values its currency in terms of the ECU. Nine of the member currencies (Dutch guilder, German mark, Austrian schilling, Belgian franc, Portuguese escudo, Danish krone, French franc, Irish punt and Spanish peseta) form the EMS grid. If an EMS grid member's currency deviates more than 15% (2.25% for the mark and guilder) of the agreed central rates against the other members of the mechanism, the member nation must take steps to correct the problem or to either devalue or revalue its currency. Following the currency turmoil of 1992, Great Britain and Italy withdrew from the EMS's exchange Rate mechanism effectively devaluing the pound and the lira. They have remained outside the EMS but continue to measure the value of their currency against the EMS grid. Spain and Italy devalued their currency against the EMS grid in March of 1995.

     The "official ECU" is used between European monetary authorities to settle debts they incur with one another as a result of their interventions in the currency markets. There is also a private or commercial ECU, the use of which has increased substantially over the last few years. Its stature increased with the issue of the first Euro-ECU bonds in 1981, and it is now one of the most widely used currencies for international bond issuance. The ECU enjoys greater popularity than was envisioned at its inception in 1979. It is known far beyond Europe as a currency unit freely convertible into all major currencies. It is widely used to price, invoice, and settle transactions involving goods and services. Thousands of Europeans now use ECU's to buy cars, pay hotel bills or transact other business on ECU credit cards and on ECU-denominated checking accounts or travelers checks. The ECU will be suspended by the EMU (European Monetary Unit) when the provisions of the 1991 Maastricht are implemented.

     There are other examples of political and economic events, some quite dramatic, which impact the investment environment. In the past decade, there has been world-wide movement
towards   "privatization"  of  government  owned  and  operated  companies.
Examples include the water companies in the Great Britain, the banks in France, etc. The economies of Austria and Portugal are especially expected to benefit from privatization in the coming years.

     The dramatic developments in the former Soviet Union, the Eastern Bloc nations, China, Central America, and South Africa can be expected to have a major, but as yet not fully predictable, impact on the world in general and the nations in which the Fund will invest in particular. It remains to be seen if the fledgling democracies can successfully cope with the many economic dislocations which have accompanied the fall of the old order. It also remains to be seen what reactions other nations will have towards a reduced Soviet military threat and potential for increased trade.

     The dismantling of the Berlin Wall in November of 1989 led to the economic unification of the economically weak East Germany with the economically strong West Germany in July 1990. This was followed by the political unification on October 3, 1990.

     The European Free Trade Association (EFTA) consisting of Austria, Iceland, Norway, Portugal, Sweden, and Switzerland with associated member Finland, was created in January of 1960 with the objective to gradually reduce customs duties and quantitative restrictions between members on industrial products. (Austria, Portugal, Sweden and Finland have since become members of the European Union.) All tariffs and quotas were eliminated by year-end 1966. EFTA entered into free-trade agreements with the EU in January of 1973. Trade barriers were removed by July 1976. EFTA is expected to expand to include Central European countries. The world-wide trade movement towards increasingly Free Market economies has been helped by the establishment of the World Trade Organization
(WTO) successor to GATT.

     Members of the North Atlantic Treaty Organization (NATO) (Belgium, Canada, Denmark, France, Great Britain, Iceland, Italy, Luxembourg, Netherlands, Norway, Portugal, the United States, Greece, Turkey, Germany, and Spain) agreed to settle disputes by peaceful means, to develop individual and collective capacity to resist armed attack, and to regard an attack on one as an attack on all. With the demise of the former Warsaw Pact nations of the communist world, political tensions in Europe appear to have materially eased.

     The Organization for Economic Cooperation and Development (OECD) was established in September of 1961 to promote economic and social welfare in member countries and to stimulate and harmonize efforts on behalf of developing nations. The OECD collects and disseminates from its Paris headquarters economic and environmental information to members which represent nearly all the industrialized "free market" countries: Australia, Austria, Belgium, Great Britain, Iceland, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United States and with Yugoslavia as an associate member.

                       Restrictions on Foreign Investment

     Another issue which must be addressed by global investors is the possibility of investment restrictions. Some countries impose restrictions on foreigners investing in their country. These restrictions may limit the amount of foreign investment or in some cases create a separate class of securities which may be purchased by foreigner investors at a different price from similar securities purchased by domestic investment. The countries in which the Funds will invest do not impose restrictions on portfolio investments although Sweden and Switzerland do have two classes of shares (see below) while Sweden and Japan do have some special regulations which the Fund must comply with. Other potential pitfalls to foreign investment include high transaction costs, including brokerage fees, stock turnover taxes, exchange rates, and miscellaneous costs. These vary widely by type of investment and by country.
Consideration must also be given to withholding taxes. Most countries levy non-refundable withholding taxes on interest and dividend income earned by non-residents on domestic investments. The withholding tax rates disclosed below are subject to changes. While the existence of reciprocal tax treaties between many countries may to some extent mitigate that impact, such treaties are frequently not available to institutions such as open-ended mutual funds. Note that unlike in the U.S. and Canada, where dividends are generally paid quarterly, dividends in most nations are paid only once (annually) or twice (semi-annually) a year. Liquidity or the ability of an investor to dispose of his or her holdings quickly at a reasonable cost may be a special concern with foreign investments. Sometimes there may be difficulties involved in selling instruments in those countries where secondary markets are not broad or actively traded. Political or sovereign risk is still another concern. This addresses the issue of whether the government may take action which would reduce the value of an investor's assets. The industrial nations involved with the Funds are basically stable and, except as noted under Political and Economic Considerations above, it is not believed that there would be a significant change due to an election or revolution. However, one nation, Hong Kong, is being taken over by the Chinese government in 1997 and there is considerable uncertainty as to the impact of such a takeover.

     The size of the markets is another concern. In December of 1996, FT Actuaries/Goldman Sachs calculated the world equity market at some U.S. $13,349 billion. This market is dominated by the U.S. ($5,926 billion) and Japan ($2,386 billion). Other nations of significant size include Switzerland ($340 billion), Italy ($170 billion), France ($441 billion), Canada ($315 billion), Germany ($495 billion), and Great Britain ($1382 billion). In 1991, world equity markets posted sharp advances despite concerns about the U.S. deficit, world debt and recession in a good part of the world. In 1994, the Financial Times Actuaries World Index, which is composed of around 2,400 securities from 27 nations, posted a total return of 13.2% in 1996 in terms of U.S. dollars. The FT-Actuaries World Index showed a total return of 19.6% for 1995 following a 5.8% advance in 1994. Following is a table summarizing the market capital, total return performance, price/earnings ratios and normal settlement time.



                                  1994      1995      1996      1996
                       Market    FT/S&P    FT/S&P    FT/S&P      P/E
   NATION              Capital    Index     Index     Index     Ratio    SETTLEMENT
                         (1)       (2)       (2)       (2)       (2)
-----------------------------------------------------------------------------------------------------------------------------------

   Australia            201.0      6.5%     15.2%      21.8    17.5      Five business days
   Austria               20.5     -0.2%     -3.3%      10.8    15.5      Second Monday after trading week
   Belgium               90.5      7.8%     29.1%      13.2    18.3      Cash market-- same day
   Canada               314.9     -2.2%     17.7%      30.8    19.9      Five business days
   Denmark               44.6      3.1%     16.4%      24.1    15.8      Three business days
   Finland               40.1     52.1%      2.0%      34.5    17.7      Five business days
   France               441.3     -4.2%     13.2%      23.0    57.5      Usually last business day of month
   Germany              495.2      4.0%     16.5%      18.2    27.4      Two business days
   Great Britain      1,382.9     -1.2%     23.3%      28.0    15.7      Two-week rolling average
   Hong Kong            299.3    -31.3%     23.6%      35.2    16.2      Next business day
   Ireland               25.3     15.1%     28.3%      33.2    10.8      Bi-weekly
   Italy                170.1     11.6%     -0.4%      15.8    20.6      Usually last business dayof month
   Japan              2,386.9     21.5%     -0.4%     -16.1   119.7      Three business days
   Luxembourg              --        --        --        --      --     --
   Malaysia             148.8    -17.7%      3.0%      26.2    24.8      See note (3)
   Mexico                56.8    -40.0%    -25.5%      19.4    17.3      Two business days, see note (4)
   Netherlands          290.6     12.6%     30.2%      27.2    17.9      Within 10 days
   New Zealand           24.5      7.9%     18.4%      20.3    15.0      Five business days
   Norway                30.6     20.7%     10.8%      30.6    12.5      Seven business days
   Singapore             66.6      3.2%     11.1%       4.5    24.4      Tuesday of the following week
   Spain                145.5     -1.4%     30.5%      37.7    16.3      Wednesday of the following week
   Sweden               176.8     19.5%     37.7%      38.3    12.7      Five business days
   Switzerland          340.1      5.0%     45.4%       2.7    22.3      Three business days
   United States      5,926.2      1.7%     37.3%      22.8    20.3      Five business days

----------------------------------------------------------------------------------------------------------------------------------

(1) Billions of U.S. $. Estimated by FT/S&P  Actuaries  World  IndicesTM/SM
    include  approximately  2,400  securities  in  27  national  indices.   Excludes
    investment companies and foreign domiciled companies. (e): Estimated -- Malaysia and Singapore are not reported separately.

(2) Total  return  measured in U.S. $. P/E ratio at year-end  1996.  FT/S&P
    Actuaries  World  IndicesTM/SM  include  approximately  2,400  securities  in 27 national indices.

(3) Kuala Lumpur  Exchange.  "Ready Bargains" settle not later than 3:00 pm on: 1) Wednesday of the week  following the trading  period when the clients are selling;  2) Thursday of the week  following the trading period when brokers are dealing  with  SCANS  (Securities  Network  Services);  3)  Friday  of the  week following the trading period when SCANS is dealing with buying brokers.

(4)  For Exchange Traded Securities.


                                COUNTRY SUMMARIES

===============================================================================



AUSTRALIA is located southeast of Asia. The Indian Ocean is west and south, the Pacific Ocean is east. The population, which is growing at 1.5% a year, is estimated to be 18 million with a density of 6 people per square mile. Major cities are Sydney, Melbourne, Brisbane, Adelaide, and Perth. Iron, steel, textiles, electrical equipment, chemicals, autos, aircraft, ships, machinery, cattle, and wool are the chief industries. The currency is the Australian dollar (December 1996: AUD 1.26 = $1 U.S). The Gross Domestic Product was U.S. $342 billion in 1995, or about $19,000 per capita. The 1995 current account trade balance was negative $4 billion. According to the OECD, real GDP growth was around 4.1% in 1996 and should average around 3.0% per year in 1997-98.
     Australia is a major power in the Southeast Pacific with close ties to Japan and Southeast Asia. It is an important agricultural nation and is the world's primary wool producer. There are seven stock exchanges in Australia with the major ones being the Australian Stock Exchange and the Sydney Stock Exchange both based in Sydney; Adelaide, Brisbane, Hobart, Melbourne and Perth. Dividends on Australian shares are usually paid semi-annually. Companies occasionally issue bonus shares which, since they are issued without any corresponding capital inflow, automatically dilute shareholders' value. However, shareholders wealth is unaffected and, as the dividend rate is usually maintained on the increased number of shares, a bonus issue effectively results in the increase of the dividend return. Australia has always relied on foreign capital to assist in financing economic development. Foreigners are free to invest in most sectors of the economy. Exchange controls were, for the most part, abolished at the end of 1983. Those that remain are essentially designed to combat international tax avoidance.

     Dividends are exempt from withholding tax to the extent they qualify as franked dividends. In general, dividends are franked if they are paid out of profits that have borne corporate income tax at the full rate of 39%. If the dividends are unfranked, a final withholding tax of 30% is levied.


AUSTRIA is located in southcentral Europe. Its neighbors are Switzerland, Liechtenstein, Germany, Czech Republic, Slovakia, Hungary, Slovenia and Italy. The population is estimated to be eight million. Major cities are Vienna, Graz and Linz. Steel, machinery, autos, electrical and optical equipment, glassware, sport goods, paper, textiles, chemicals and cement are the chief industries. The currency is the Schilling (December 1996: ATS 10.91 = $1 U.S.). The Gross
Domestic Product was $182 billion in 1995, or about $21,000 per capita. Agriculture makes up 3% of the GDP, the industrial section 38% and the service sector 59%. Defense spending is 1.2% of the GDP while education spending equals 6.0%. The 1995 current account trade balance was -$5.4 billion. Austria joined the European Union in 1994.

     The relatively small size of Austria's securities markets may make it difficult for the Wright EquiFund-Austria to effect purchases or sales of portfolio securities without causing an increase or decrease in the market price of such securities. The trading activities of competing investment companies may also have an adverse effect on securities prices or reduce the availability of securities appropriate for inclusion in the Fund's portfolio. Frequently, trading in Austria is accomplished "off-exchange" through banks which may also serve as broker/dealers and investment advisers. Since these banks may simultaneously be dealing for their own account or the account of clients in such instances, such "off-exchange" trading could involve conflicts of interest.

     Austria produces most of its food as well as an array of industrial products. Historically, a large part of the economy is controlled by state enterprises but this is changing through the increasing privatization of such enterprises. The rate of nonrefundable dividend withholding tax is currently 20%.


BELGIUM is located in northwest Europe on the North Sea. The population is estimated to be 10 million. There are two main ethnic groups. The Dutch-speaking Flemish make up about 60% of the population located in the north and west of the country; and the French-speaking Walloons account for the remaining 40% and are located to the south and east. The divisions between these two groups are not only linguistic but also economic, social and cultural. Brussels is officially bilingual, and English and German are widely used for business purposes and by visitors. Major cities are Brussels, Antwerp, Ghent, Charleroi and Liege. Steel, glassware, diamond cutting, textiles and chemicals are the chief industries. The currency is the Belgian Franc (December 1996: BEF 31.71 = $1 U.S.). The Gross Domestic Product was $239 billion in 1995, or about $24,000 per capita. The 1995 current account trade balance was positive $8.7 billion. Belgium is a member of the European Union.

     Exchange   control  is  mainly  concerned  that  settlements  with  foreign countries are made through the appropriate exchange market. There are, in general, no restrictions on portfolio investments. The rate of nonrefundable dividend withholding tax is currently 25%.


CANADA, the world's second largest country, is located in North America, southward from the North Pole to the U.S. border. The population is estimated to be 29 million. Canada is divided into ten provinces and two territories. It is an urban society with most of the principal cities located close to the U.S. border. Both English and French are official languages, but French predominates in the Province of Quebec where it is the official working language while English is used throughout the rest of the country. Major cities are Montreal, Toronto, Vancouver, Ottawa-Hull, Edmonton, Calgary, and Quebec. Mining, oil and gas, paper and forest products, consumer products, industrial products, chemicals, real estate, construction, transportation, finance, and communications are the chief industries. The currency is the Canadian dollar (December 1996: CAD 1.37 = $1 U.S.). The Gross Domestic Product was $528 billion in 1995, or about $18,000 per capita. The 1995 current account trade balance was negative $8.7 billion. Canada is a participant in the North American Free Trade Agreement (NAFTA) along with the U.S.A. and Mexico.

     The market value of equity shares of domestic companies on the Toronto Exchange, the largest of the five exchanges, on December 31, 1995 was around $171 billion. There is also a large over the counter market run by approximately 200 broker/dealers and a few banks. Dividends on common shares are usually paid quarterly. Calgary, Winnipeg, Montreal, and Vancouver also have stock exchanges. Canada has no restrictions on foreign exchange. The nonrefundable dividend withholding tax rate is currently 25%.


DENMARK is located in northern Europe, separating the North and Baltic Seas. The population is estimated to be around 5 million. Major cities are Copenhagen and Arhus. Machinery, textiles, furniture, electronics and dairy are the chief industries. The currency is the Danish Krone (December 1996: DKK 5.92 = $1 U.S.). The Gross Domestic Product was $159 billion in 1995, or around $30,000 per capita. The 1995 current account trade balance was $1.5 billion. Denmark is a member of the European Union.

     There are no restrictions on portfolio investments. The nonrefundable dividend withholding tax rate is currently 30%.


FINLAND is located in northern Europe. Its neighbors are Norway, Sweden and Russia. The population is estimated to be around 5 million. Major cities are Helsinki, Tampere and Turku. Machinery, metal, ship building, textiles and clothing are the chief industries. The currency is the Finnish Markka (December 1996: FIM 4.61 = $1 U.S.). The Gross Domestic Product was $14 billion in 1995, or about $22,000 per capita. The 1995 current account trade balance was $5.3 billion. Finland is a member of the European Union.

     Purchases of shares on the Helsinki Stock Exchange (the only Stock Exchange in Finland) or OTC (second tier) market are not subject to restriction. The nonrefundable dividend withholding tax rate is currently 25% to nonresidents.


FRANCE, the largest country in western Europe, is located between the Atlantic Ocean and the Mediterranean Sea. The population is estimated to be around 58 million. Major cities are Paris, Marseille, Toulousek Nice, Nantes, Strasbourg, and Bourdeaux. Steel, chemicals, autos, textiles, wine, perfume, aircraft and electronic equipment are the chief industries. The currency is the French Franc (December 1996: FRF 5.19 = $1 U.S.). The Gross Domestic Product was $1,404 billion in 1995, or around $24,000 per capita. The 1995 current account trade balance was negative $10 billion. France is a member of the European Union.

     Portfolio  investment  is  generally  not  restricted.   The  nonrefundable
dividend withholding tax rate is currently 25%.

GERMANY is located in central Europe with Denmark on the north, Netherlands, Belgium, Luxembourg and France on the west, Switzerland and Austria on the south and Poland and Czech Republic to the east. The dismantling of the Berlin Wall in November 1989 led to the economic unification of East and West Germany in July of 1990. Political unification followed on October 3, 1990. The population is estimated to be 81 million. Major cities are Berlin, Munich, Hamburg, Cologne, Frankfurt, Dortmund, Dusseldorf, Leipzig, Dresden and Stuttgart. Steel, ships, autos, machinery, coal and chemicals are the chief industries. The currency is the Deutschemark (December 1996: DEM 1.54 = $1 U.S.). The Gross Domestic Product for Western Germany was $2,032 billion in 1995, or about $25,000 per capita. Germany is a member of the European Union.

     Frankfurt is the largest of the eight stock exchanges in Germany, and is considered the center of trading activity. Hamburg and Munich are also important, while Berlin, Dusseldorf, Hanover, Bremen, and Stuttgart are regional exchanges only. The equity market is not considered to be an especially important component of Germany's capital markets since equity issues are not a major source of financing for German corporations. The shares of over 600 companies are listed for trading on stock exchanges, but perhaps only a fraction of these would be considered suitable for investor trading as many issues listed are tightly controlled private groups and banks. Equity markets in Germany are dominated by the German Banks and most brokerage is conducted through the major banks, all of which have seats on the major exchanges. There are two basic types of German companies: Aktiengesellschaft (AG) represents an independent legal entity formed by Articles of Incorporation. AG shares are fully transferable and eligible to be traded on German stock exchanges. They are normally registered unless the company by-laws allow for bearer shares. The second type of company is Beschrankter (GmbH) which is similar to the AG, but the shares are not freely transferrable and cannot be traded on a stock exchange. There are no portfolio investment restrictions. The nonrefundable dividend withholding tax rate is currently 25%.


GREAT BRITAIN is the principal port of the United Kingdom of Great Britain and Northern Ireland, located on an island off the northwest coast of Europe and comprising of England, Scotland and Wales. The population is estimated to be 58 million. Major cities are London, Birmingham, Glasgow, Leeds, Sheffield, Manchester and Edinburgh. Steel, metals, vehicles, shipbuilding, shipping, banking, insurance, textiles, chemicals, electronics, aircraft machinery and distilling are the chief industries. The currency is the English Pound (December 1996: GBP 1 = $1.55 U.S.) The Gross Domestic Product was $905 billion in 1995, or about $15,000 per capita. The 1995 current account trade balance was negative $6.2 billion. The United Kingdom is a member of the European Union.

     The London Stock Exchange is the oldest and the largest security exchange in Great Britain. There are 13 provincial exchanges which, with London, make up the International Stock Exchange of the United Kingdom and the Republic of Ireland. Most of the securities trading in Great Britain takes place on the London Stock Exchange although trading facilities are still maintained on the floor of the Provincial exchanges. The equity markets in Great Britain are considered to be among the most highly developed in the World. All exchange controls and restrictions were removed in 1979. The nonrefundable dividend withholding tax rate is currently 25%.


HONG KONG, a Crown Colony until July 1, 1997, is located at the mouth of the Canton River in China, 90 miles south of Canton. The population is estimated to be 5.7 million. English and Cantonese are the languages of commerce. Textiles, apparel, tourism, shipbuilding, iron and steel, fishing, cement and small manufacturers are the chief industries. The currency is the Hong Kong Dollar (December 1996: HKD 7.73 = $1 U.S.).

     The  governments  of the United  Kingdom and the Peoples  Republic of China
(PRC) have an agreement whereby sovereignty over Hong Kong will be restored to the PRC July 1, 1997. Hong Kong will then be a special administrative region with its own law for another fifty years (up to 2047). There is considerable uncertainty as to the impact of the Chinese takeover. It is possible that the Chinese takeover will accelerate the departure of capital and productive individuals. Hong Kong developed from a trading zone into a major manufacturing and financial center of world importance after the outbreak of the Korean War. It has an excellent economic infrastructure with highly developed international communications, and transportation, as well as local roads, subways and water transportation. However, the influx of refugees from other Asian countries may strain Hong Kong's economic and social resources and structure. The Colony's financial institutions have been reconstituted following the 1987 world markets crash and they have successfully withstood subsequent pressures. The stock market crash of 1987 and subsequent arrest on corruption charges of the chairman and several other top officials of the Hong Kong Stock Exchange precipitated major reform including the establishment of the powerful new Securities and Futures Commission which began operations in May of 1989. The government has taken the position that the territory must steer a delicate course between overregulation and underregulation.

     Hong Kong's investment and trade ties with the Peoples Republic of China are significantly increasing. The PRC presently makes up about 38% of imports into Hong Kong, and re-exports from the PRC constitute a large percentage of Hong Kong's total exports. It is to be expected that the Hong Kong stock market will remain dependent upon prevailing perceptions of political developments in China. Foreign enterprises are treated virtually the same as domestic enterprises and there are no restrictions in exchange of foreign currencies or on the repatriation of profits. Import and export licenses are easy to obtain. There are no exchange controls, investment restrictions or dividend withholding taxes.


THE REPUBLIC OF IRELAND is the western-most nation of Europe, located in the Atlantic Ocean just west of Britain. Population is estimated at 3.6 million, one-eighth of which live in the capital city of Dublin. Important industries in the national economy are food, textiles, chemicals, brewing, machinery, tourism and services. The national currency of Ireland is the Pound (Punt), which at December 31, 1996, was valued at IP 0.60 = $1 U.S. Gross Domestic Product was U.S. $56 billion in 1995, or about $16,000 per capita. The current account balance was a $3.4 billion surplus in 1995. The OECD estimates that real GDP expanded 7.0% during 1995 and forecasts growth of around 6.5% in 1997 and 1998. No withholding tax is deducted from dividend payments made by Irish companies. Ireland is a member of the European Union.

JAPAN is located in the Archipelago off the east coast of Asia. The population is estimated to be 125 million. Major cities are Tokyo, Yokohama, Osaka, Nagoya, Kyoto, Sapporo and Kobe. Electrical and electronic equipment, autos, machinery and chemicals are the chief industries. The currency is the Japanese Yen (December 1996: JPY 115.85 = $1 U.S.). The Gross Domestic Product was $4,400 billion in 1995, or about $35,000 per capita. The 1995 current account trade balance was positive $111 billion.

     The Tokyo Stock Exchange is the largest of eight exchanges in Japan which has very well developed primary and secondary equity markets. The price/earnings ratios for Japanese securities have recently been much higher than typical price/earnings ratios for U.S. securities. In 1989-92, however, the Japanese stock market was in a steady downtrend; the Tokyo Stock Exchange lost more than 50% of its value in the four years following its December 1989 peak. All equity securities business in Japan is conducted by security dealers. They trade on a typical broker basis on commission. Japanese securities companies may trade on their own accounts, but only to the extent necessary for the maintenance of a fair and orderly market. Broker basis trading accounts for 70-75% of the value of all stock trading. Portfolio investments of less than 10% are not restricted. Dividends are currently subject to a nonrefundable 20% dividend withholding tax.


LUXEMBOURG is located in western Europe. The population is estimated to be 0.4 million. The major city is Luxembourg. Steel, chemicals, beer, tires, tobacco, metal products, cement and financial services are the chief industries. The currency is the Luxembourg Franc which is identical in value to the Belgian Franc (December 1996: LUF 31.71 = $1 U.S.). French and German and Luxembourgish (a mainly German dialect) are the official languages and most Luxembourgers are fluent in all three. English is spoken by many Luxembourgers and is widely used in business.

     There are no investment restrictions. A dividend withholding tax of 15% does not apply to holding companies.


MEXICO is a nation of 93 million people located in the southernmost part of North America. Its capital city is Mexico City; other large cities include Guadalajara and Monterrey. The official language is Spanish; however, English is commonly used for international business. Steel, chemicals, electric goods, textiles, petroleum and tourism are important industries. The national currency of Mexico is the Peso, which was valued, at December 31, 1993, at MP 3.11 = $1 U.S. but was devalued in 1994 so that at December 31, 1994, the value was 5.33 to the U.S. dollar. It further depreciated in December 1995 and in December 1996 was valued at 7.89/$. Gross Domestic Product was U.S. $98 billion in 1995, or $10,839 per capita. The current account balance was U.S.-$654 million in deficit for 1995. The OECD estimates that real GDP grew 4.0% during 1996 and forecasts growth rates of about 4.5% in 1997 and in 1998.

     Mexico is a democratic republic with a constitution. It has a federal and representative form of government. There are 31 states and one federal district. The President is the head of government and chief of state. It is still considered to be an emerging nation. Although the ruling Institutional Revolutionary Party (PRI) has been in power for more than 65 years, the recent relative stability of the country is being called into question as the nation struggles with the transition from a controlled to a more open democracy. The January 1995 uprising of a rebel Indian group in the southern state of Chiapas has still to be fully resolved. A new political scandal - the arrest of the brother of former president Salinas for orchestrating a political assassination
- has added to the uncertainty.

     As a consequence of the peso's collapse, the Mexican economy is likely to experience high interest rates, soaring inflation and no economic growth if not an outright decline in GDP. Over the long run, it is hoped that the devaluation will increase the attractiveness of Mexican exports, stimulate economic growth and reduce Mexico's dependence on short-term foreign investment.

     For all of 1995, the 18-stock FT/S&P Total Return Index declined 3.6% in pesos, and 25% in dollar terms. For the first two months of 1995, the index declined an additional 35% in pesos and 45% in dollars.

     When dividends are distributed out of the balance on the net tax profit account, no tax is charged. Dividends not distributed out of the balance on the net tax profit account are subject to a 35% charge. The tax is charged by grossing up the dividend declared. The balance on the net tax profit account is computed by adding the sum of net tax profits for each year to the dividends received from other resident companies and then subtracting the dividends paid from the account.


NETHERLANDS is located in northwestern Europe on the North Sea. The population is estimated to be 15 million. Major cities are Amsterdam, Rotterdam & Hague. Metals, machinery, chemicals, oil refinery, diamond cutting, electronics and tourism are the chief industries. The language spoken is Dutch. Most people in business also speak English. The currency is the Dutch Guilder (December 1996:
NLG 1.74 = $1 U.S.). The Gross Domestic Product was $353 billion in 1995, or about $23,000 per capita. The 1995 current account trade balance was positive $18 billion. Netherlands is a member of the European Union.

     The Amsterdam Stock Exchange is the largest and all Dutch securities are listed on it. It is also the oldest stock exchange in the world and perhaps the only one that charges itself with the primary obligation of protecting shareholders. However, the Dutch equity market although growing in trading volume has not been particularly active. Domestic participation is primarily institutional with perhaps only about 10 to 15 percent of Dutch households owning equity shares. Dutch pension funds are also limited to having 3 to 5 percent of their assets in equities and Dutch banks are prohibited from holding shares for more than five years. There are no portfolio investment restrictions. There is a nonrefundable dividend withholding tax which is currently set at 25%.


NEW ZEALAND is mainly comprised of two islands in the southwest Pacific Ocean. The population is estimated to be 3.5 million. Major cities include Wellington, Auckland, Christchurch and Manakau. Food processing, fishing, textiles (especially wool-related), forest products and machinery are the chief industries. The currency is the New Zealand Dollar (December 1996: NZD 1.42 = $1 U.S.). The Gross Domestic Product was $54 billion in 1995, or $15,000 per capita. The current account trade deficit was $4 billion in 1995.

     There are no investment restrictions unless 25% of the shares of a company are purchased. The rate of the nonrefundable dividend withholding tax is currently 30%.

NORWAY occupies the western part of the Scandinavian Peninsula in northwest Europe. The population is estimated to be 4.3 million. Major cities are Oslo and Bergen. Engineering, metals, chemicals, food processing, fishing, paper, shipbuilding and oil and gas are the chief industries. The currency is the Norwegian Kronor (December 1996: NOK 6.44 = $1 U.S.). The Gross Domestic Product was $135 billion in 1995, or about $31,000 per capita. The 1994 current account trade balance was positive $3.6 billion.

     No exchange control restrictions apply to portfolio investments by foreigners in quoted companies although consent of the Bank of Norway may be required to purchase more than a specified percentage of a company that owns Norwegian real estate. The nonrefundable dividend withholding tax rate is currently 25%.


SWEDEN is located on the Scandinavian Peninsula in Northern Europe. The population is estimated to be 8.8 million. Major cities are Stockholm, Goteborg and Malmo. Steel, machinery, instruments, autos, shipbuilding, shipping and paper are the chief industries. The currency is the Swedish Krona (December 1996: SEK 6.69 = $1 U.S.), The Gross Domestic Product was $205 billion in 1995, or about $23,000 per capita. The 1995 current account trade balance was $4.6 billion. Sweden is a member of the European Union.

     Swedish companies by-laws frequently contain a stipulation restricting foreign ownership to less than 40% of the share capital and less than 20% of the voting power in the company, a rule which cannot normally be changed without the government's consent. Shares which may be acquired by foreigners are called free shares and are so designated on shares certificates. A Swedish company without such a stipulation in its by-laws is regarded as "foreign" and is subject to restrictions on foreign acquisition of real estate and natural resources, or even from acquiring more than

20% of the voting rights of any other company. Foreigners may deal without restriction in the free shares on the Stockholm Stock Exchange, provided they do not exceed 10% of the share capital or voting power. The "free share market" may behave quite differently from other markets. This may be due to cultural characteristics of the Swedish shareholders or the fact that foreigners in the "free market" can sell their shares and move into other markets whereas the Swedes are seldom able to get permission to invest abroad. The nonrefundable dividend withholding tax rate is currently 30%.

SWITZERLAND is located in the Alps Mountains in Europe. The population is estimated to be seven million. Switzerland has four national languages: German, French, Italian, and Romansh. Romansh is found on all Swiss bank notes. About two thirds of the population speak a German dialect known as Schweizerdeutsch. English is the most widely used foreign language in Swiss business. Major cities are Zurich, Basel and Geneva. Machinery, machine tools, steel, instruments, watches, textiles, foodstuffs (cheese, chocolate), chemicals, drugs, banking and tourism are the chief industries. The currency is the Swiss Franc (December 1996: CHF 1.34 - $1 U.S.). The Gross Domestic Product was $275 billion in 1995, or about $39,000 per capita. The 1995 current account trade balance was positive $21.6 billion.

     Zurich Exchange is one of the largest in the world in terms of volume. Switzerland's equity markets also include organized stock exchanges of Basel, Geneva, Bern and Lausanne as well as the over the counter market. Trading is active although the exchanges are relatively small by international standards. Ordinary shares, participation certificates, warrants and mutual funds are traded on Swiss secondary markets. Swiss common shares must be carefully distinguished by type since most Swiss companies do not allow nonresidents to own Swiss registered shares. The types of shares are: Bearer - ordinary shares which are fully voting common shares with full right to dividends and which typically sell for 25 percent premium over registered shares; Registered - ordinary shares which are a fully voting common shares with full rights and dividends (in November of 1988, Nestle broke the tradition of prohibiting nonresidents from owning registered shares and became the first Swiss company to allow foreign ownership of registered shares) and Participation and Dividend Right Certifications which are equity securities with full right to dividends but no voting rights. Participation Certifications are otherwise fully participating with common shares and can be purchased by nonresidents. The nonrefundable dividend withholding tax rate is currently 35%.


UNITED STATES is a nation of 263 million people located in North America. The U.S. economy is the world's largest, with 1995 Gross Domestic Product estimated at $7.3 trillion or $27,600 per capita. The nation's current account deficit was $148 billion for 1995. Real GDP advanced by about 2.5% during 1996 and according to the OECD, the growth rate is likely to be around 2.2% in 1997 and about 2.0% in 1998. There is no withholding on dividends paid to the Fund.

   The Wright
   EquiFund
   Equity Trust


   PROSPECTUS
   May 1, 1997


   Investment Adviser
   Wright Investors' Service, Inc.
   1000 Lafayette Boulevard
   Bridgeport, Connecticut 06604

   Principal Underwriter
   Wright Investors' Service Distributors, Inc.
   1000 Lafayette Boulevard
   Bridgeport, Connecticut 06604

   Administrator
   Eaton Vance Management
   24 Federal Street
   Boston, Massachusetts 02110

   Custodian
   Investors Bank & Trust Company
   89 South Street
   Boston, Massachusetts 02111


   Transfer Agent
   First Data Investor Services Group
   Wright Managed Investment Funds
   P.O. Box 5123
   Westborough, Massachusetts 01581-5123


   Auditors
   Deloitte & Touche LLP
   125 Summer Street
   Boston Massachusetts 02110

   24 Federal Street
   Boston, Massachusetts 02110


The Wright
EquiFund
Equity Trust




    WRIGHT  EQUIFUND - AUSTRALASIA
    WRIGHT  EQUIFUND - AUSTRIA
    WRIGHT  EQUIFUND - BELGIUM/LUXEMBOURG
    WRIGHT  EQUIFUND - BRITAIN
    WRIGHT  EQUIFUND - CANADA
    WRIGHT  EQUIFUND - FRANCE
    WRIGHT  EQUIFUND - GERMANY
    WRIGHT  EQUIFUND - HONG KONG
    WRIGHT  EQUIFUND - IRELAND
    WRIGHT  EQUIFUND - JAPAN
    WRIGHT  EQUIFUND - MEXICO
    WRIGHT  EQUIFUND - NETHERLANDS
    WRIGHT  EQUIFUND - NORDIC
    WRIGHT  EQUIFUND - SWITZERLAND
    WRIGHT  EQUIFUND - UNITED STATES
    WRIGHT  EQUIFUND - GLOBAL
    WRIGHT  EQUIFUND - INTERNATIONAL



Prospectus
May 1, 1997

       Part B -- Information Required In A Statement of Additional Information
      -------------------------------------------------------------------------


                                                               STATEMENT OF
                                                     ADDITIONAL INFORMATION
                                                                May 1, 1997





         THE WRIGHT EQUIFUND EQUITY TRUST
         ---------------------------------
          Wright EquiFund--Australasia*
          Wright EquiFund--Austria*
          Wright EquiFund--Belgium/Luxembourg
          Wright EquiFund--Britain
          Wright EquiFund--Canada*
          Wright EquiFund--France*
          Wright EquiFund--Germany
          Wright EquiFund--Hong Kong
          Wright EquiFund--Ireland*
          Wright EquiFund--Japan
          Wright EquiFund--Mexico
          Wright EquiFund--Netherlands
          Wright EquiFund--Nordic
          Wright EquiFund--Switzerland
          Wright EquiFund--United States*
          Wright EquiFund--Global*
          Wright EquiFund--International*

     * As of the date of this Statement of Additional Information, these Funds are not available for purchase in any state of the United States. Contact the principal underwriter or your broker for the latest information.


                                24 Federal Street
                           Boston, Massachusetts 02110





THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT COMBINED PROSPECTUS OF THE FUNDS DATED MAY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE FROM WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC., 1000 LAFAYETTE BOULEVARD, BRIDGEPORT, CONNECTICUT 06604 (TELEPHONE: (800) 888-9471).

                                Table of Contents
                    ------------------------------------------


                                                                   PAGE


Additional Information about the Trust.........................      3
Additional Investment Information..............................      3
Officers and Trustees..........................................     11
Control Persons and Principal Holders of Shares................     13
Investment Advisory and Administrative Services................     13
Custodian......................................................     16
Independent Certified Public Accountants.......................     16
Brokerage Allocation...........................................     17
Principal Underwriter..........................................     18
Performance Information........................................     19
Taxes..........................................................     21
Financial Statements...........................................     22
Appendix A.....................................................   A1-A7

                     ADDITIONAL INFORMATION ABOUT THE TRUST

     Unless otherwise defined herein, capitalized terms have the meaning given to them in the Prospectus.

     The Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if the interests of a particular Wright EquiFund are affected, a majority of such Fund's outstanding shares. The Trust may be terminated (i) upon the sale of the Trust's assets to another open-end management investment company, if approved by the holders of two-thirds of the outstanding shares of the Trust, except that if the Trustees of the Trust recommend such sale of assets, the approval by the vote of a majority of the Trust's outstanding shares will be sufficient; or (ii) upon liquidation and distribution of the assets of the Trust, if approved by a majority of its Trustees or by the vote of a majority of the Trust's outstanding shares. If not so terminated, the Trust may continue indefinitely.

     The Trust's Declaration of Trust further provides that the Trust's Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Investment Adviser does not consider this risk to be material.




                        ADDITIONAL INVESTMENT INFORMATION


     In selecting securities for the Indices and for inclusion in the portfolios of the Funds, other than the United States Fund, Wright utilizes its international database, which includes WORLDSCOPE(R). WORLDSCOPE(R) provides more than 1,500 items of information on more than 15,000 companies worldwide. Additional information about the composition of the Indices may be obtained without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, CT 06604 (800-888-9471). Except for the United States, Wright utilizes the services of major financial institutions that are located in the nations in which the respective Funds are permitted to invest to supply Wright with research products and services including reports on particular industries and companies, economic surveys and analysis of the investment environment and trends in a particular nation, recommendations as to whether specific securities should be included in an Index and other assistance in the performance of its decision-making responsibilities. Currently, Wright expects to utilize several major international banks in the above-mentioned capacity. The Indices are adjusted as necessary to reflect recent events. A detailed explanation of the objective criteria used in the selection process is as follows.


     To be selected for an Index, a company must have:

         1. Five years of earnings data (17 quarters of 12 month earnings). To be selected, a company's trailing 12 month earnings during the last four quarters or during the last three reported years cumulatively must be positive.

         2. Five years of dividend information or positive verification that a company did not declare a dividend (20 quarters of quarterly dividend information).

         3. Three years of price information (12 quarters of quarterly prices). To be selected, a company generally must have market value (number of shares times price) equal to or greater than $20 million. Once a company is selected, its market value must be less than $15 million for the company's securities to be removed from the relevant Index.

         4. Book value information for the past five years (20 quarters). To be selected, book value must be equal to or greater than $20 million. Once a company is selected, its book value must be less than $15 million for the company's securities to be removed from the relevant Index.

         5.   Industry   group   information.   Companies  that  are  closed-end
              investment companies, real estate investment trusts or non-bank securities brokers or dealers will not be included.

     Acquired companies may continue to be included in the relevant Index up to their acquisition date.


Description of Investments


     Each Fund may invest up to 20% of its net assets in U.S. Government securities, repurchase agreements, certificates of deposit, bankers' acceptances, fixed time deposits, commercial paper, finance company paper, and other short-term debt securities. The Fund may hold cash or invest more than 20% of its net assets in these securities for temporary, defensive purposes.

     U.S. Government, Agency and Instrumentality Securities -- U.S. Government securities are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.

     Repurchase Agreements -- involve the purchase of U.S. Government securities or of other high quality short-term debt obligations. At the same time a Fund purchases the security it resells such security to the vendor which is a member bank of the Federal Reserve System, a recognized securities dealer or any foreign bank whose creditworthiness has been determined by Wright to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P, and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to earn a return on cash which is only temporarily available. A Fund's risk is the ability of the vendor to pay an agreed upon sum upon the delivery date, which the Trust believes is limited to the difference between the market value of the security and the repurchase price provided for in the repurchase agreement. However, bankruptcy or insolvency proceedings affecting the vendor of the security which is subject to the repurchase agreement, prior to the repurchase, may result in a delay in a Fund being able to resell the security.


     Certificates of Deposit -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

     Bankers' Acceptances -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Fixed Time Deposits -- are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     Commercial Paper and Finance Company Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

     Restricted Securities -- Securities that are not freely tradeable or which are subject to restrictions on sale under the Securities Act of 1933 are considered restricted. Such securities are illiquid and may be difficult to properly value. Each Fund's holdings of illiquid securities may not exceed 15% of its net assets. Illiquid securities include securities legally restricted as to resale. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Moreover, investments in Rule 144A securities may increase the level of Fund illiquidity to the extent qualified institutional buyers become uninterested in purchasing such securities.

     Convertible Securities -- Each Fund may from time to time invest up to 5% of its total assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

     Warrants and Rights -- Each Fund may purchase warrants and rights, but does not intend to invest more than 5% of its net assets in warrants and rights (other than those that have been acquired in units or attached to other securities). Warrants and rights are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities. Warrants and rights may become valueless if not sold or exercised prior to their expiration.


     Foreign Securities -- The Funds, other than the United States Fund, may invest in foreign securities, and in certificates of deposit, bankers' acceptances, fixed time deposits issued by major foreign banks and foreign branches of United States banks, to any extent deemed appropriate by Wright and consistent with a Fund's investment objective. Investing in securities of foreign governments or securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risks of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S. To the extent investments in foreign securities are denominated or quoted in currencies of foreign countries, a Fund may be affected favorably or unfavorably by changes in currency exchange rates and may incur costs in connection with conversion between currencies.


     It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. companies (this is particularly true of issuers located in developing countries; however, the Funds, other than Mexico Fund, do not anticipate investments in securities of developing countries). In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.

     Foreign Currency Exchange Transactions -- The Funds, other than the United States Fund, may engage in foreign currency exchange transactions. Investments in securities of foreign governments and companies whose principal business activities are located outside the United States will frequently involve currencies of foreign countries. In addition, assets of a Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of a Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not intend to speculate in foreign currency exchange rates.

     As an alternative to spot transactions, a Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although a forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades, a Fund will maintain segregated accounts in connection with such transactions. The Funds intend to enter into such contracts only on net terms.

     A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of the foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the different currencies during the period between the date the security is purchased or sold and the date of payment for the security.


     Second, when Wright believes that the currency of a particular foreign country may suffer a decline, a Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain. As an operating policy, the Funds do not intend to enter into forward contracts for such hedging purposes on a regular or continuous basis. A Fund will also not enter into such forward contracts or maintain a net exposure to such contracts if the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets quoted or denominated in that currency.

     The Fund's custodian will place cash or liquid securities in a segregated account. The amount of such segregated assets will be at least equal to the value of a Fund's total assets committed to the consummation of forward contracts involving the purchase of foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the amount will equal the amount of the Fund's commitments with respect to such contracts.

     A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, the Fund may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the Fund intends to sell the security and the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent that there has been a change in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date the Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contracts prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


     A Fund will not speculate in forward contracts and will limit its transactions in such contracts to those described above. Of course, a Fund is not required to enter into such transactions with respect to its portfolio securities quoted or denominated in a foreign currency and will not do so unless deemed appropriate by Wright. This method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.

     A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.



Investment Restrictions

     Each Fund may establish an investment reserve in cash (including foreign currency) or cash equivalent securities (high quality short-term fixed income debt securities) whenever such reserve is deemed to be in the best interests of the shareholders for any reason, including Wright's expectation of a decline in the equity markets in which the Fund is permitted to invest. Under normal market conditions, such reserves will be no more than approximately 20% of a Fund's net assets. Accordingly, each Fund will have at least 80% of its net assets invested in equity securities during normal market conditions. With respect to Austria, Belgium/Luxembourg, Canada, France, Germany, Hong Kong, Japan, Netherlands, Nordic and Switzerland Funds, the policy stated in the preceding sentence is fundamental and may be changed only by the vote of a majority of a Fund's outstanding voting securities. A greater reserve position may, however, be established temporarily if Wright believes that this would be advisable in view of what it considers to be extraordinary economic and stock market conditions. See "Special Investment Considerations - Temporary Defensive Investments" in the Prospectus for a discussion of when the Funds may take a temporary defensive position.

     The following investment restrictions have been adopted by each Fund and may be changed as to a Fund only by the vote of a majority of the affected Fund's outstanding voting securities, which means the lesser of (a) 67% of the shares of the Fund if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the following restrictions. As a matter of fundamental investment policy, each Fund may not:


(The following fundamental investment restrictions apply only to Austria, Belgium/Luxembourg, Canada, France, Germany, Hong Kong, Japan, Netherlands, Nordic and Switzerland.)

         (1) Borrow money other than from banks and then only up to 1/3 of the current market value of its total assets (including the amount borrowed) and only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue any securities other than its shares of beneficial interest except as appropriate to evidence indebtedness which the Fund is permitted to incur. (Each Fund anticipates paying interest on borrowed money at rates comparable to its yield and no Fund has any intention of attempting to increase its net income by means of borrowing);

         (2) Pledge, mortgage or hypothecate its assets to an extent greater than 1/3 of the total assets of the Fund taken at market;

         (3) Purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies, or securities of other regulated investment companies) if, as a result of such purchase, more than 5% of that Fund's total assets (taken at current value) would be invested in the securities of such issuer or securities of any one issuer held by that Fund would exceed 10% of the outstanding voting securities of such issuer at the end of any fiscal quarter of the Fund, provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer;

         (4) Purchase or retain securities of any issuer if 5% or more of the issuer's securities are owned by those officers and Trustees of the Trust or its investment adviser or administrator who own individually more than 1/2 of 1% of the issuer's securities;

         (5) Purchase securities on margin or make short sales except sales against the box or purchase warrants;

         (6) Buy or sell commodities, or commodity contracts (except that the Fund may purchase or sell currencies and put and call options on securities, indices or currencies and enter into forward foreign currency exchange contracts), unless acquired as a result of ownership of securities;

         (7) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S.
              Government or its agencies or instrumentalities;

         (8) Underwrite securities issued by other persons except to the extent that the purchase of securities in accordance with a Fund's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

         (9)  Make loans,  except (i) through the loan of a portfolio  security,
              (ii) by  entering  into  repurchase  agreements  and  (iii) to the extent that the purchase of debt instruments, if any, in accordance with the Fund's investment objective and policies may be deemed to be loans;

        (10) Purchase from or sell to any of the Trust's Trustees or officers, its investment adviser, its administrator, its principal underwriter, if any, or the officers or directors of said investment adviser, administrator, or principal underwriter, portfolio securities of the Fund;

        (11)  Purchase  or  retain  securities  of  other  open-end   investment
              companies, except when such purchases are part of a merger, consolidation, reorganization or assets acquisition;

        (12) Acquire real estate but it may lease office space for its own use and invest in (1) readily marketable interests of real estate or real estate limited partnership interests, investment trusts or readily marketable securities of issuers (other than real estate limited partnerships) whose business involves the purchase of real estate; and (2) securities secured by real estate or interests therein; or

        (13) With respect to 75% of its total assets, (i) invest more than 5% of its total assets in securities of any one issuer, excluding securities issued or guaranteed by the United States government or by its agencies and instrumentalities and options or (ii) purchase more than 10% of the voting securities of any class of any issuer.

     For the purpose of investment restrictions (1), (2) and (5), the arrangements (including escrow, margin and collateral arrangements) made by any such Fund with respect to its transactions in currency options, options on securities and forward foreign currency exchange contracts shall not be considered to be (i) a borrowing of money or the issuance of securities (including senior securities) by that Fund, (ii) a pledge of its assets, (iii) the purchase of a security on margin or (iv) a short sale or position.

(The following fundamental investment restrictions apply only to Australasia, Britain, Ireland, Mexico, United States, Global and International.)

         (1) Borrow money other than from banks and then only up to 1/3 of the current market value of its total assets (including the amount borrowed) and only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue any securities other than its shares of beneficial interest except as appropriate to evidence indebtedness which the Fund is permitted to incur. (Each Fund anticipates paying interest on borrowed money at rates comparable to its yield and no Fund has any intention of attempting to increase its net income by means of borrowing);

         (2) Pledge, mortgage or hypothecate its assets to an extent greater than 1/3 of the total assets of the Fund taken at market;

         (3) Buy or sell commodities, or commodity contracts (except that the Fund may purchase or sell currencies and put and call options on securities, indices or currencies and enter into forward foreign currency exchange contracts), unless acquired as a result of ownership of securities;

         (4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S.
              Government or its agencies or instrumentalities;

         (5) Underwrite securities issued by other persons except to the extent that the purchase of securities in accordance with a Fund's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

         (6)  Make loans,  except (i) through the loan of a portfolio  security,
              (ii) by  entering  into  repurchase  agreements  and  (iii) to the extent that the purchase of debt instruments, if any, in accordance with the Fund's investment objective and policies may be deemed to be loans;

         (7) Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and
              (v) hold and sell real estate acquired by a Fund as a result of the ownership of securities; or

         (8) With respect to 75% of its total assets, (i) invest more than 5% of its total assets in securities of any one issuer, excluding securities issued or guaranteed by the U.S. Government or by its agencies and instrumentalities and options thereon or (ii) purchase more than 10% of the voting securities of any class of any issuer.

     For the purpose of fundamental investment restrictions (1) and (2) above and nonfundamental investment restriction (h) below, the arrangements (including escrow, margin and collateral arrangements) made by a Fund with respect to its transactions in currency options, options on securities and forward foreign currency exchange contracts shall not be considered to be (i) a borrowing of money or the issuance of securities (including senior securities) by that Fund,
(ii) a pledge of its assets, (iii) the purchase of a security on margin or (iv) a short sale or position.


     The following are nonfundamental policies of each Fund which may be changed by the Trustees without shareholder approval. The Funds have no current intention of borrowing for leverage purposes, making securities loans or engaging in short sales. The Funds have no current intention of investing more than 5% of net assets in Rule 144A securities. Prior to engaging in such activities, the Funds will amend their Prospectus to disclose the intention to do so. No Fund will:


         (a) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs;

         (b) Invest more than 5% of its total assets in the securities of issuers which, together with their predecessors, have a record of less than three years' continuous operation;

         (c) Purchase securities issued by any other investment company, except by purchase in the open market where no commission or profit to sponsor or dealer results from such purchase, other than the customary broker's commission, or except where such purchase, although not made on the open market, is part of a plan of merger or consolidation. Subject to the preceding sentence, a Fund may invest in other investment companies to the full extent allowed by the 1940 Act. Under the 1940 Act, a Fund may not acquire more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its assets in any single investment company or invest more than 10% of its assets in other investment companies as a group;

         (d) Enter into an agreement to purchase securities while its borrowings exceed 5% of its total assets;

         (e) Invest (1) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"); (2) more than 10% of its net assets in restricted securities, excluding securities eligible for resale pursuant to Rule 144A or foreign securities which are offered or sold outside the United States in accordance with Regulation S under the 1933 Act; or (3) more than 15% of its net assets in restricted securities (including those eligible for resale under Rule 144A);

         (f) Invest more than 10% of its total assets in shares of real estate investment trusts that are not readily marketable or invest in real estate limited partnerships;

(In addition, the following nonfundamental investment restrictions apply only to Australasia, Britain, Ireland, Mexico, United States, Global and International.)

         (g) Purchase or retain securities of any issuer if 5% or more of the issuer's securities are owned by those officers and Trustees of the Trust or its investment adviser or administrator who own individually more than 1/2 of 1% of the issuer's securities;

         (h) Purchase securities on margin or make short sales except short sales against the box or purchase warrants; or

         (i) Purchase from or sell to any of its Trustees or officers, its investment adviser, its administrator, its principal underwriter, if any, or the officers or directors of said investment adviser, administrator, and principal underwriter, portfolio securities of the Fund.


                              OFFICERS AND TRUSTEES

     The officers and Trustees of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust, Wright, The Winthrop Corporation ("Winthrop"), Eaton Vance, Eaton Vance's wholly owned subsidiary, Boston Management and Research ("BMR"), Eaton Vance's parent, Eaton Vance Corp. ("EVC") or of Eaton Vance's trustee, Eaton Vance, Inc. ("EV") by virtue of their affiliation with either the Funds, Wright, Winthrop, Eaton Vance, BMR, EVC, or EV, are indicated by an asterisk (*).


PETER M. DONOVAN (54), President and Trustee*
President, Chief Executive Officer and Director of Wright and Winthrop; Vice President, Treasurer and a Director of Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604


H. DAY BRIGHAM, Jr. (70), Vice President, Secretary and Trustee*
Retired Vice President, Chairman of the Management Committee and Chief Legal Officer of Eaton Vance, EVC, BMR and EV and a Director of EVC and EV; Director of Wright and Winthrop since February, 1997.
Address: 92 Reservoir Avenue, Chestnut Hill, MA 02167

A.M. MOODY III (60), Vice President & Trustee*
Senior Vice President, Wright and Winthrop; President, Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

WINTHROP S. EMMET (86), Trustee
Retired New York City Attorney at Law; Trust Officer, First National City Bank, New York, NY (1963-1971).
Address: Box 327, West Center Road, West Stockbridge, MA 01266

LELAND MILES (73), Trustee
President  Emeritus,   University  of  Bridgeport   (1987-present);   President,
University of Bridgeport (1974-1987); Director, United Illuminating Company.
Address: Tide Mill Landing, 2425 Post Road, Suite 102, Southport, CT 06490

LLOYD F. PIERCE (78), Trustee
Retired Vice Chairman (prior to 1984-President), People's Bank, Bridgeport, CT; Member, Board of Trustees, People's Bank, Bridgeport, CT; Board of Directors, Southern Connecticut Gas Company; Chairman, Board of Directors, COSINE.
Address: 125 Gull Circle North, Daytona Beach, FL 32119

RICHARD E. TABER (48), Trustee
Chairman and Chief Executive Officer of First County Bank, Stamford, CT (1989-present). Mr.Taber was appointed as a Trustee of the Trust on March 18, 1997.
Address: 117 Prospect Street, Stamford, CT 06901

RAYMOND VAN HOUTTE (72), Trustee
President  Emeritus and Counselor of The Tompkins County Trust Co., Ithaca,
NY (since January 1989); President and Chief Executive Officer, The Tompkins County Trust Company (1973-1988); President, New York State Bankers Association (1987-1988); Director, McGraw Housing Company, Inc., Deanco, Inc., Evaporated Metal Products and Ithaco, Inc.
Address: One Strawberry Lane, Ithaca, NY 14850

JUDITH R. CORCHARD (58), Vice President
Executive Vice President, Senior Investment Officer, Chairman of the Investment Committee and Director of Wright and Winthrop.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

JAMES L. O'CONNOR (52), Treasurer
Vice President, Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994; employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993).Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

WILLIAM J. AUSTIN, JR. (45), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr.Austin was elected Assistant Treasurer of the Trust on December 18, 1991.
Address: 24 Federal Street, Boston, MA 02110

     All of the Trustees and officers hold identical positions with The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust (except Mr. Miles), Catholic Values Investment Trust and The Wright Blue Chip Master Portfolio Trust. The fees and expenses of those Trustees (Messrs. Miles, Emmet, Pierce, Taber and Van Houtte) who are not "interested persons" of the Trust and of Mr. Brigham are paid by the Funds and the other series of the Trust. They also receive additional payments from other investment companies for which Wright provides investment advisory services. The Trustees who are employees of Wright receive no compensation from the Trust. The Trust does not have a retirement plan for its Trustees. Beginning in 1997, Mr. Brigham will receive compensation of $1,250 from the Trust and $6,000 in total compensation from the complex. Mr. Taber, appointed a Trustee on March 18, 1997, will receive compensation of $1,250 from the Trust and $5,000 in total compensation from the complex. For Trustee compensation from the Trust for the fiscal year ended December 31, 1996 and for the total compensation paid to the Trustees from the Wright Fund complex for the fiscal year ended December 31, 1996, see the following table.

                               COMPENSATION TABLE
                 Registrant -- The Wright EquiFund Equity Trust

                             Aggregate Compensation        Pension          Estimated          Total
                                 From The Wright          Benefits           Annual        Compensation
Trustees                      EquiFund Equity Trust        Accrued          Benefits          Paid(1)

Winthrop S. Emmet                    $1,250                 None              None            $5,000
Leland Miles                         $1,250                 None              None            $3,750
Lloyd F. Pierce                      $1,250                 None              None            $5,000
George R. Prefer(2)                   $ 750                 None              None            $3,000
Raymond Van Houtte                   $1,250                 None              None            $5,000

(1) Total  compensation  paid is from the The Wright  EquiFund Equity Trust
(19 Funds) and the other funds in the Wright Fund complex (17 funds) for a total of 35 Funds.

(2)  Mr. Prefer resigned as a Trustee on September 18, 1996.

     Messrs. Miles, Emmet, Pierce and Van Houtte are members of the Special Nominating Committee of the Trustees of the Trust. The Special Nominating Committee's function is selecting and nominating individuals to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, Eaton Vance, Wright or Winthrop. The Trust does not have a designated audit committee, since the full board performs the functions of such committee.


                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

     As of March 31, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of any Fund that was then offering its shares to the public.

     As of the same date, the following shareholders were record holders of the following percentages of the outstanding shares of the Funds that were then offering shares to the public:


                       PERCENT OF OUTSTANDING SHARES OWNED
                       -----------------------------------
                                   Belgium/           Ger-    Hong                   Nether-         Switzer-
NAME AND ADDRESS                  Luxembourg  Britain many    Kong    Japan  Mexico   lands   Nordic  land
------------------------------------------------------------------------------------------------------------

Eternity Limited III                                                          16.6%
c/o Unity NV
P.O. Box 594004, Miami, FL 33159
------------------------------------------------------------------------------------------------------------

Investors Fiduciary Tr. Co.                                             7.6%
FBO Centurion Trust Co.
127 W. 10th St., Kansas City, MO 64105
------------------------------------------------------------------------------------------------------------

Jupiter & Co.                                                                  6.0%
P.O. Box 1537, Boston, MA 02205-1537
------------------------------------------------------------------------------------------------------------

NFSC FEBO                                      5.7%
FMT Co. Cust. IRA Rollover
FBO Herbert L. Marsh
404 Stanton Rd., Quarryville, PA 17566
------------------------------------------------------------------------------------------------------------

Resources Trust Co.                 90.3%              90.6%    29.4%  52.2%                    33.8%  74.2%
P.O. Box 3865, Englewood, CO 80155
------------------------------------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                     56.9%             38.4%  22.1%  26.9%   53.2%     33.6%  11.6%
Attn: Mutual Funds, 101 Montgomery St.
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------

Sir John Templeton KT &
First Trust Bank Limited TTEES                                                24.0%
u/a dtd #1987-(1) 9/3/87
Feeder Trust No. 1, P.O. Box N-7776
Lyford Cay, Nassau, Bahamas
-------------------------------------------------------------------------------------------------------------


                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

     The Funds have engaged The Winthrop Corporation ("Winthrop"), to act as their investment adviser pursuant to Investment Advisory Contracts. Pursuant to a service agreement effective February 1, 1996 between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. ("Wright"), Wright, acting under the general supervision of the Trust's Trustees, furnishes the Funds with investment advice and management services. Winthrop supervises Wright's performance of this function and retains its contractual obligations under its Investment Advisory Contracts with the Funds. The estate of John Winthrop Wright may be considered a controlling person of Winthrop and Wright by reason of its ownership of 29% of the outstanding shares of Winthrop. The Trustees of the Trust are responsible for the general oversight of the conduct of the Funds' business.

     Pursuant to the Investment Advisory Contracts, Wright will carry out the investment and reinvestment of the assets of the Funds, will furnish continuously an investment program with respect to the Funds, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the Funds investment advice and management services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Eaton Vance and Wright organizations to serve without salary as officers or Trustees of the Trust. In return for these services, each Fund is obligated to pay a monthly advisory fee calculated at the rates set forth in the Funds' current Prospectus. Effective February 1, 1996, Winthrop will cause the Funds to pay to Wright the entire amount of the advisory fee payable by each Fund under its Investment Advisory Contract with Winthrop.

     It should be noted that, in addition to compensating Wright for its advisory services to the Funds, the advisory fee is intended to partially compensate Wright for the maintenance of the Indices which form the basis for the selection of securities for the Funds. Other mutual funds and accounts advised by Wright may use the Indices as may other entities not affiliated with Wright.

     Prior to January 20, 1994 for the Belgium/Luxembourg, Japan, Nordic and Switzerland Funds and prior to August 25, 1994 for the Hong Kong and Netherlands Funds, under the Funds' prior investment advisory contracts, each Fund was required to pay Winthrop a monthly advisory fee calculated at the following annual rates: 0.50% of average daily net assets under $500 million; 0.48% of average daily net assets of $500 million and under $1 billion; and 0.43% of average daily net assets of $1 billion and over.


     The following table sets forth the net assets of each Fund that was offering its shares as at December 31, 1996 and the advisory fee earned from each such Fund during the fiscal years ended December 31, 1996, 1995 and 1994. As noted above, the previous investment advisory contracts for such Funds provided for a fee calculated at a lower rate than is currently applicable to such Funds. At December 31, 1995, the Australasia, Austria, Canada, France, Ireland, United States, Global and International Funds had not commenced operations.


                         Aggregate              Fee Earned for               Fee Earned for                  Fee Earned for
FUNDS             Net Assets at 12/31/96   Fiscal Year Ended 12/31/96   Fiscal Year Ended 12/31/95    Fiscal Year Ended 12/31/94

Belgium/Luxembourg(1)  $19,185,149               $131,163                       $103,043                       $55,703
Britain(2)               3,808,725                 53,712(c)                      83,324                          --
Germany(3)              23,137,631                150,387                         82,313                          --
Hong Kong               34,366,248                210,176                        241,428                       142,606
Japan(4)                17,040,939                144,668                        120,678                        50,253
Mexico(5)               22,027,664                231,258                        167,535                        63,619
Netherlands              7,566,028                 52,195(d)                      49,092(a)                     39,105
Nordic(4)                7,030,976                 37,679(e)                      27,207(b)                     50,321
Switzerland(4)           6,108,503                 55,526(f)                      52,298                        37,757

     (1): Start of business, February 15, 1994; (2): Start of business, April 20, 1995; (3): Start of business, April 19, 1995; (4): Start of business, February 14, 1994; (5):Start of business, August 2, 1994; (a): To enhance the net income of the Netherlands Fund, Winthrop made a reduction of its fee in the amount of $2,868; (b): To enhance the net income of the Nordic Fund, Winthrop made a reduction of its fee in the amount of $17,776 and was allocated $13,004 of expenses related to the operation of the Fund; (c) To enhance the net income of the Britain Fund, Wright made a reduction of its fee in the amount of $2,105 and was allocated $2,410 of expenses related to the operation of the Fund; (d):
To enhance the net income of the Netherlands Fund, Wright made a reduction of its fee in the amount of $4,216 and was allocated $1,925 of expenses related to the operation of the Fund; (e): To enhance the net income of the Nordic Fund, Wright made a reduction of its fee in the amount of $14,494 and was allocated $1,725 of expenses related to the operation of the Fund; and (f): To enhance the net income of the Switzerland Fund, Wright made a reduction of its fee in the amount of $3,944 and was allocated $4,530 of expenses related to the operation of the Fund.

     The Trust has engaged Eaton Vance to act as the administrator for each Fund pursuant to an Administration Agreement. For its services under the
Administration  Agreement,   Eaton  Vance  is  entitled  to  receive  a  monthly
administration fee from each Fund at the annual rates set forth in the Funds' current Prospectus. The following table sets forth the administration fees earned (and applicable reductions) from each Fund that was offering its shares at December 31, 1996 for the fiscal years ended December 31, 1996, 1995 and 1994.

                               Fee Earned for the            Fee Earned for the           Fee Earned for the
FUNDS                      Fiscal Year Ended 12/31/96   Fiscal Year Ended 12/31/95   Fiscal Year Ended 12/31/94

Belgium/Luxembourg(1)                $17,488                     $13,739                   $ 7,427
Britain(2)                             7,162                      11,110                       --
Germany(3)                            20,052                      10,975                       --
Hong Kong                             28,023                      32,190                    23,531
Japan(4)                              19,289                      16,090                     6,700
Mexico(5)                             30,835                      22,338                     8,483
Netherlands                            6,959                       6,544                     7,215
Nordic(4)                              5,024                       3,628                     6,709
Switzerland(4)                         7,403                       6,973                     5,034

(1) Start of business, February 15, 1994; (2): Start of business, April 20, 1995; (3) Start of business, April 19, 1995; (4): Start of business, February 14, 1994; (5): Start of business, August 2, 1994.


     Eaton Vance and EV are both wholly owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes, Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers, or officers and Directors of EVC and EV. As of March 31, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Austin, Murphy, O'Connor and Woodbury and Ms. Sanders, who are officers of the Trust, are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Administration Agreement.

     EVC owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

     Each Fund will be responsible for all expenses relating to its operations and not designated as expenses of Wright under the Investment Advisory Contracts or of Eaton Vance under the Administration Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining each Fund's net asset value and keeping each Fund's books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; expenses of Trustees not affiliated with Eaton Vance or Wright; distribution expenses incurred pursuant to the Trust's distribution plan; and investment advisory and administration fees. Each Fund will also bear expenses incurred in connection with litigation in which the Trust is a party and the legal obligation the Trust may have to indemnify its officers and Trustees with respect thereto.


     The Investment Advisory Contracts of all the Funds and the Administration Agreement of all the Funds will remain in effect until February 28, 1998. The Funds' Investment Advisory Contracts may be continued with respect to each Fund from year to year thereafter so long as such continuance after February 28, 1998, as the case may be, is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the shareholders of that Fund. The Investment Advisory Contracts and Administration Agreement may be terminated as to a Fund at any time without penalty on sixty (60) days' written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of that Fund, and each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreement on the part of Eaton Vance or Wright. Eaton Vance or Wright will not be liable to the Trust for any loss incurred.




                                    CUSTODIAN


     Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Funds. IBT has the custody of all cash and securities of the Funds, maintains the Funds' general ledgers and computes the daily net asset value per share. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Funds' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Funds. IBT charges custody fees which are competitive within the industry. A portion of the custody fee for each fund managed by Wright for which IBT serves as custodian is based upon a schedule of percentages applied to the aggregate assets of those funds, the fees so determined being then allocated among such funds relative to their size. In addition, each fund pays to IBT a fee based on the number of portfolio transactions, a fee based on the number of portfolio holdings, and a fee for bookkeeping and valuation services. These fees are then reduced by a credit for cash balances of the particular fund at IBT equal to 75% of the average 91-day, U.S. Treasury Bill auction rate for the billing period applied to the particular fund's average daily collected balances for the period.

     The Funds will employ foreign sub-custodians, the selection of which are subject to annual review and approval by the Trustees in accordance with Rule 17f-5 under the 1940 Act.



                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the Trust's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and preparation of the Funds' federal and state tax returns.

                              BROKERAGE ALLOCATION

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Wright places the portfolio security transactions for each Fund, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments and other clients. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

     It is expected that on frequent occasions there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the Funds may give consideration to those firms which supply brokerage and research services, quotations and statistical and other information to Wright for their use in servicing their accounts. Such brokers may include firms which purchase investment services from Wright. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing advisory clients other than the Fund which paid the brokerage commissions and the other Funds. The services and information furnished by a particular firm may not necessarily be used in connection with the Funds or the Fund which paid brokerage commissions to such firm. The advisory fee paid by the Funds to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if Wright should attempt to develop comparable services and information through its own staff.

     Subject to the requirement that Wright shall use its best efforts to seek to execute each Fund's portfolio security transactions at advantageous prices and at reasonably competitive commission rates, Wright, as indicated above, is authorized to consider as a factor in the selection of any broker-dealer firm with whom a Fund's portfolio orders may be placed the fact that such firm has sold or is selling shares of the Funds or of other investment companies sponsored by Wright. This policy is consistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Under the Funds' Investment Advisory Contracts, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met.

     The Funds' Investment Advisory Contracts expressly recognize the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges a Fund a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.

     If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by Wright are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Wright, taking into account the respective sizes of the Funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.


     During the fiscal years ended December 31, 1996, 1995 and 1994, the Funds that were offering their shares during such periods paid the following amounts on brokerage commissions:


                                                            1996            1995           1994
                                                            -----------------------------------

         Belgium/Luxembourg(1).......................     $ 39,647        $ 65,469       $ 50,547
         Britain(2)..................................       76,550         130,965            --
         Germany(3)..................................      104,972          77,270            --
         Hong Kong ..................................      151,639         366,376        403,603
         Japan(4)....................................      135,292         270,491         89,821
         Mexico(5)...................................       88,719         112,927         82,118
         Netherlands.................................       62,798          57,747         54,183
         Nordic(4)...................................       34,683          51,359         49,398
         Switzerland(4)..............................       43,624          66,894         42,474

(1) Start of business, February 15, 1994; (2): Start of business, April 20, 1995; (3) Start of business, April 19, 1995; (4): Start of business, February 14, 1994; (5): Start of business, August 2, 1994.



                              PRINCIPAL UNDERWRITER

     The Trust has adopted a Distribution Plan (the "Plan") as described in the Prospectus on behalf of the Funds in accordance with Rule 12b-1 under the 1940 Act and the Rules of the NASD.

     The Trust has entered into a distribution contract on behalf of the Funds with WISDI, providing for WISDI to act as a separate distributor of each Fund's shares.

     Under the Plan, the President or Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

     Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by a vote of its Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein as to a Fund without approval of a majority of the outstanding voting securities of that Fund and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated at any time as to a Fund without payment of any penalty by a vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of a majority of the outstanding voting securities of that Fund. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.


     The following table shows the fee payable to WISDI under the Plans and the amount of such fee actually paid by each Fund that was then offering its shares for the fiscal year ended December 31, 1996.


                              Distribution   Distribution Expenses   Distribution     Distribution Expenses
                                Expenses        Reduced by the         Expenses       Paid as a % of Fund's
FUNDS                           Allowable    Principal Underwriter   Paid by Fund    Average Net Asset Value
-----                           ----------------------------------------------------------------------------

Belgium/Luxembourg              $43,721                 --              $43,721                0.25%
Britain(1)                       17,905               $ 702              17,203                0.24%
Germany(2)                       50,129                 --               50,129                0.25%
Hong Kong                        70,058                 --               70,058                0.25%
Japan                            48,541                 --               48,541                0.25%
Mexico                           77,086                 --               77,086                0.25%
Netherlands                      17,348               5,104              12,244                0.18%
Nordic                           12,624              12,624                 --                 0.00%
Switzerland                      18,613               1,315              17,298                0.23%

(1) Start of business, April 20, 1995;  (2) Start of business, April 19, 1995.

     For the fiscal year ended December 31, 1996, it is estimated that WISDI spent approximately the following amounts on behalf of the Wright Funds that were offering their shares during such fiscal year.

                  Wright Investors' Service Distributors, Inc.

                      Financial Summaries for the Year 1996

                                 Printing & Mailing   Travel &     Commissions & Administration
FUNDS                 Promotional   Prospectuses    Entertainment  Service Fees     and Other       TOTAL

Belgium/Luxembourg     $ 3,181        $ 1,227         $ 2,243       $ 34,187         $ 2,884     $ 43,722
Britain(1)               3,367            483             882          9,331           3,140       17,203
Germany(2)               5,553          1,407           2,571         38,597           2,002       50,130
Hong Kong                5,928          1,966           3,594         56,142           2,429       70,059
Japan                      465          1,362             390         44,744           1,580       48,541
Mexico                     529          2,163           2,954         67,960           3,479       77,085
Netherlands                 31             44              28         16,783         (4,642)       12,244
Nordic                      --             --              --          7,452         (7,452)
Switzerland                402            485             887         14,935             589       17,298

(1): Start of business, April 20, 1995;  (2) Start of business, April 19, 1995.



                             PERFORMANCE INFORMATION

     The average annual total return of each Fund is determined for a specified period by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the maximum public offering price (net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     The average annual total return will be calculated using the following formula:
                                        n
                                P (1 + T) = ERV

where:       P  =  A hypothetical initial payment of $1,000
             T  =  Average annual total return
             n  =  Number of years
           ERV = Ending redeemable value of a hypothetical $1,000 payment at the end of the period.

     Each Fund's yield is computed by dividing its net investment income per share earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price (net asset value) per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then they are annualized. Net investment income per share is equal to the Fund's dividends and interest earned during the period, reduced by accrued expenses for the period.

     The  yield  earned  by each Fund  will be  calculated  using the  following formula:
                                               6
                          YIELD = 2 [ ( a-b + 1) - 1 ]
                                       ----
                                         cd
where: a = Dividends and interest earned during the period b = Expenses accrued for the period (after reductions) c = The average daily number of shares outstanding during the period that were entitled to receive dividends d = The maximum offering price (net asset value) per share on the last day of the period.

     A Fund's yield or total return may be compared to the Consumer Price Index and various domestic or foreign securities indices. A Fund's yield or total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

     From time to time, evaluations of a Fund's performance made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. These may include rankings prepared by Lipper Analytical Services, Inc., an independent service which monitors the performance of mutual funds. The Lipper performance analysis reflects the reinvestment of dividends and capital gain distributions but does not take sales charges into consideration and is prepared without regard to tax consequences.


     The following table shows the average annual total return for the one year, three year, five year and life of Fund (as applicable) for the periods ended December 31, 1996:

                                                                                           Inception
     FUNDS                   One Year       Three Years    Five Years     Life of Fund   Date of Fund
     -----                   ------------------------------------------------------------------------

     Belgium/Luxembourg        21.0%           --              --            15.0%          2/15/94
     Britain(1)                26.7%           --              --            22.3%          4/20/95
     Germany                   15.0%           --              --             4.0%          4/19/95
     Hong Kong(2)              28.0%          (6.4%)          11.9%          10.8%          6/28/90
     Japan                     (9.1%)          --              --            (7.1%)         2/14/94
     Mexico                    27.5%           --              --           (19.8%)         8/02/94
     Netherlands(3)            36.6%          21.8%           14.7%          10.1%          6/28/90
     Nordic(4)                 32.1%           --              --            16.7%          2/14/94
     Switzerland(5)             0.5%           --              --             4.3%          2/14/94

(1) If a portion of the Britain Fund's expenses had not been subsidized for the year ended December 31, 1996, the Fund would have had lower returns; (2) If a portion of the Hong Kong Fund's expenses had not been subsidized for the four years ended December 31, 1993, the Fund would have had lower returns; (3) If a portion of the Netherlands Fund's expenses had not been subsidized for the two years ended Decemer 31, 1996 and the four years ended December 31, 1993, the Fund would have had lower returns; (4) If a portion of the Nordic Fund's expenses had not been subsidized for the two years ended Decemer 31, 1996, the Fund would have had lower returns; (5) If a portion of the Switzerland Fund's expenses had not been subsidized for the three years ended December 31, 1996, the Fund would have had lower returns.

                                      TAXES


     Among the requirements for qualification of each Fund as a regulated investment company are the following: (1) at least 90% of the Fund's gross income for the taxable year must be derived from interest, dividends, gains from the sale or other disposition of stock or securities and certain other types of income; (2) less than 30% of the Fund's gross income for the taxable year may be derived from gross gains from the sale or other disposition of stock or securities or certain other investments held for less than three months; and (3) at the close of each quarter of its taxable year, (a) at least 50% of the value of the Fund's assets must be comprised of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total (gross) assets and not more than 10% of the voting securities of such issuer and (b) not more than 25% of the value of its total (gross) assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or certain other issuers controlled by the Fund. These requirements may limit a Fund's activities in foreign currencies and foreign currency forward contracts to the extent gains relating to such activities are considered not directly related to the Fund's principal business of investing in securities.

     Each Fund's use of the accounting practice known as equalization may affect the amount, timing and character of distributions to shareholders. Investment by a Fund in a stock of a "passive foreign investment company" may cause the Fund to recognize income prior to the receipt of distributions from such a company or to become subject to tax upon the receipt of certain excess distributions from, or upon disposition of its stock of, such a company, although an election may in some cases be available that would ameliorate some of these adverse tax consequences.

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, foreign currency forward contracts and receivables or payables denominated in a foreign currency are subject to special tax rules under Section 988 of the Code which will generally cause gains and losses from these transactions to be treated as ordinary income and losses. Certain positions held by a Fund may be required to be "marked to market" (treated as if they were closed out) on the last business day of each taxable year. In addition, if certain of these positions held by the Fund substantially diminish the Fund's risk of loss with respect to securities or other positions in the Fund's portfolio, this combination of positions may be treated as a straddle for tax purposes with the possibility of deferral of losses and adjustments in the holding period of securities or other positions held by the Fund.

     The portion of the distributions of United States Fund or Global Fund, if any, attributable to dividends it receives from U.S. domestic corporations may qualify for the dividends-received deduction for corporate shareholders, subject to compliance with certain minimum holding-period requirements and debt-financing restrictions. Such portion, if any, may increase liability for alternative minimum tax and result in basis adjustments under certain circumstances.

     In order to avoid federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each year at least 98% of its ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax.

     Special tax rules apply to IRA and other retirement plan accounts (including penalties on certain distributions and other transactions) and to other special classes of investors, such as tax-exempt organizations, banks or insurance companies. Investors should consult their tax advisers for more information.

     Redemptions (including exchanges) and other dispositions of Fund shares in transactions that are treated as sales for tax purposes will generally result in the recognition of taxable gain or loss by shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular redemption, exchange or other disposition of Fund shares is properly treated as a sale for tax purposes, as this discussion assumes. Any loss realized upon the redemption, exchange or other sale of shares of a Fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains designated as capital gain dividends with respect to such shares. All or a portion of a loss realized upon the redemption, exchange or other sale of Fund shares maybe disallowed under "wash sale" rules to the extent shares of the same Fund are purchased beginning 30 days before and ending 30 days after the date of such redemption, exchange or other sale.

     Capital loss carryforwards will reduce the applicable Fund's taxable income arising from future net realized capital gains, if any, to the extent they are permitted to be used under the Code and applicable Treasury regulations prior to their expiration dates, and thus will reduce the amounts of the future distributions to shareholders that would otherwise be necessary in order to relieve that Fund of liability for federal income tax.

     As of December 31, 1996, the Funds, for federal income tax purposes, had capital loss carryovers expiring as follows:

         Dec.      Germany           Hong Kong            Mexico          Japan
         -----------------------------------------------------------------------

         2002       --             $ 666,114                --             --
         2003  $ 27,166            4,577,781          $5,516,594     $1,460,778
         2004   740,186                 --                  --             --
         -----------------------------------------------------------------------




                              FINANCIAL STATEMENTS

     The audited financial statements of, and the independent auditors' report for the Funds, appear in the Funds' most recent annual report to shareholders, and are incorporated by reference into this Statement of Additional Information. A copy of the Funds' most recent Annual Report accompanies this Statement of Additional Information.

     Registrant incorporates by reference the audited financial information for the Funds for the fiscal year ended December 31, 1996 as previously filed electronically with the Securities and Exchange Commission (Accession Number 0000853255-97-000002).

                                   APPENDIX A


=============================================================================



                     MAJOR ECONOMIC AND FINANCIAL INDICATORS
                  OF THE NATIONS IN WHICH THE FUNDS MAY INVEST






           The following information supplements and should be used in connection with the section of the Funds' Prospectus entitled
          "Appendix --  Information  Concerning The Nations In Which The
           Funds May Invest."

                    MAJOR ECONOMIC AND FINANCIAL INDICATORS*
                  --------------------------------------------



                                                                                       Avg. Annual Rates ending 1995
                                           1995       1994      1993      1992       1991    2 Years    3 Years   5 Years
                                           --------------------------------------------------------------------------------------
   AUSTRALIA
   Gross Domestic Product:
     Nominal                                 6.0%      6.3%      5.4%       4.2%      0.7%      6.1%       5.9%      4.5%
     Real                                    3.2%      4.9%      4.0%       2.9%     -1.6%      4.0%       4.0%      2.7%
   Inflation (CPI)                           4.7%      1.9%      1.8%       1.0%      3.2%      3.3%       2.8%      2.5%
   Trade Balance (A$ mil)                   -4014     -3279       -29       1640      3528     -3647      -2441      -431
   Current Account Balance (A$ mil)        -19184    -17346    -10510     -11542    -11420    -18265     -15680    -14000
   Interest Rates:
     Short Term (T-Bills)                    7.6%      5.7%      5.0%       6.3%     10.0%      6.7%       6.1%      6.9%
     Long Term (Govt 20 yrs)                 9.2%      9.0%      7.3%       9.2%     10.7%      9.1%       8.5%      9.1%
   Exchange Rates US$/A$                   0.7450    0.7768    0.6771     0.6886    0.7598    0.7609     0.7330    0.7295
----------------------------------------------------------------------------------------------------------------------------------

   AUSTRIA
  Gross Domestic Product:
     Nominal                                 4.0%      6.5%      3.8%       6.3%      7.0%      5.2%       4.7%      5.5%
     Real                                    1.8%      3.0%      0.4%       2.0%      2.8%      2.4%       1.7%      2.0%
   Inflation (CPI)                           2.3%      3.0%      3.6%       4.1%      3.3%      2.6%       3.0%      3.2%
   Trade Balance (Schilling mil)            -5446     -8727     -7267      -8403     -8560     -7087      -7147     -7681
   Current Account Balance (Schilling mil)  -4769     -2498     -2314      -2369     -1830     -3634      -3194     -2756
   Interest Rates:
     Short Term (Deposit rate)               2.2%      2.3%      3.0%       3.7%      3.8%      2.3%       2.5%      3.0%
     Long Term (Govt Bonds)                  6.5%      6.7%      6.6%       8.3%      8.6%      6.6%       6.6%      7.3%
   Exchange Rates US$/Schilling            0.0991    0.0901    0.0824     0.0881    0.0936    0.0946     0.0905    0.0906
   ------------------------------------------------------------------------------------------------------------------------------

   BELGIUM
   Gross National Product:
     Nominal                                 3.4%      4.9%      2.4%       5.4%      4.7%      4.1%       3.6%      4.2%
     Real                                    3.3%      2.2%     -1.6%       1.8%      2.2%      2.8%       1.3%      1.6%
   Inflation (CPI)                           1.4%      2.4%      2.7%       2.4%      3.2%      1.9%       2.2%      2.4%
   Trade Balance (B.Franc mil)               8729      6901      5780       3700      1999      7815       7137      5422
   Current Account Balance (B.Franc mil)    14253     12569     11237       6650      4746     13411      12686      9891
   Interest Rates:
     Short Term (T-Bills)                    4.8%      5.7%      8.2%       9.4%      9.4%      5.3%       6.2%      7.5%
     Long Term (Govt Bonds)                  7.3%      7.8%      7.2%       8.6%      9.3%      7.6%       7.4%      8.0%
   Exchange Rates US$/Franc                0.0340    0.0314    0.0277     0.0301    0.0320    0.0327     0.0310    0.0310
   ----------------------------------------------------------------------------------------------------------------------------

   CANADA
   Gross Domestic Product:
     Nominal                                 3.9%      4.8%      3.3%       2.0%      1.0%      4.4%       4.0%      3.0%
     Real                                    2.3%      4.1%      2.2%       0.8%     -1.8%      3.2%       2.9%      1.5%
   Inflation (CPI)                           2.2%      0.2%      1.9%       1.5%      5.6%      1.2%       1.4%      2.3%
   Trade Balance (C$ mil)                   22341     12309      7927       5699      3871     17325      14192     10429
   Current Account Balance (C$ mil)         -8693    -17278    -23391     -22592    -24571    -12986     -16454    -19305
   Interest Rates:
     Short Term (T-Bills)                    6.9%      5.5%      4.8%       6.6%      8.7%      6.2%       5.8%      6.5%
     Long Term (Govt Bonds)                  8.3%      8.6%      7.9%       8.8%      9.8%      8.5%       8.3%      8.7%
   Exchange Rates US$/C$                   0.7325    0.7129    0.7553     0.7867    0.8654    0.7227     0.7335    0.7705

--------------------------------------------------------------------------------------------------------------------------




   DENMARK
   Gross Domestic Product:
     Nominal                                 4.5%      6.1%      2.2%       3.4%      3.6%      5.3%       4.3%      4.0%
     Real                                    2.8%      4.4%      1.5%       0.2%      1.3%      3.6%       2.9%      2.0%
   Inflation (CPI)                           2.0%      2.0%      1.3%       2.1%      2.4%      2.0%       1.8%      2.0%
   Trade Balance (Kroner mil)                6825      7469      7998       7204      4748      7147       7431      6849
   Current Account Balance (Kroner mil)      1542      3158      4711       4268      1983      2350       3137      3132
   Interest Rates:
     Short Term (Money Market rate)          6.2%      6.3%     11.5%      11.4%      9.8%      6.2%       8.0%      9.0%
     Long Term (Govt Bonds)                  7.6%      7.4%      7.1%       9.5%      9.6%      7.5%       7.4%      8.2%
   Exchange Rates US$/Kroner               0.1803    0.1644    0.1476     0.1598    0.1691    0.1724     0.1641    0.1643
---------------------------------------------------------------------------------------------------------------------------

   FINLAND
   Gros Domestic Product:
     Nominal                                 7.0%      5.7%      1.2%      -0.9%     -6.7%      6.4%       4.6%      1.1%
     Real                                    4.2%      4.4%     -1.2%      -3.6%     -7.1%      4.3%       2.5%     -0.7%
   Inflation (CPI)                           0.9%      1.1%      2.2%       2.6%      4.1%      1.0%       1.4%      2.2%
   Trade Balance (Markka mil)               12367      7490      6261       3777      2231      9929       8706      6425
   Current Account Balance (Markka mil)      5333      1273     -1123      -4945     -6696      3303       1828     -1232
   Interest Rates:
     Short Term (Deposit rate)               3.2%      3.3%      4.8%       7.5%      7.5%      3.2%       3.7%      5.2%

   Exchange Rates US$/Markka               0.2294    0.2108    0.1729     0.1907    0.2420    0.2201     0.2044    0.2091
   ------------------------------------------------------------------------------------------------------------------------

   FRANCE
   Gross Domestic Product:
     Nominal                                 3.9%      4.4%      1.1%       3.3%      4.1%      4.2%       3.1%      3.4%
     Real                                    2.2%      2.8%     -1.3%       1.2%      0.8%      2.5%       1.2%      1.1%
   Inflation (CPI)                           1.7%      1.7%      2.1%       2.4%      3.2%      1.7%       1.8%      2.2%
   Trade Balance (F.Franc mil)              11175      7049      7516       2371     -9714      9112       8580      3679
   Current Account Balance (F.Franc mil)    16443      7033      8990       3893     -6518     11738      10822      5968
   Interest Rates:
     Short Term (Deposit rate)               6.4%      5.7%      8.8%      10.4%      9.5%      6.0%       6.9%      8.1%
     Long Term (Govt Bonds)                  7.6%      7.4%      6.9%       8.6%      9.1%      7.5%       7.3%      7.9%
   Exchange Rates US$/Franc                0.2041    0.1871    0.1696     0.1816    0.1931    0.1956     0.1869    0.1871
---------------------------------------------------------------------------------------------------------------------------

   GERMANY
   Gross National Product:
     Nominal                                 4.2%      5.2%      2.6%       7.8%     17.5%      4.7%       4.0%      7.3%
     Real                                    1.9%      2.9%     -1.2%       2.2%     13.2%      2.4%       1.2%      3.7%
   Inflation (CPI)                           1.9%      2.7%      4.4%       5.1%      3.6%      2.3%       3.0%      3.5%
   Trade Balance (DM bil)                      66        52        42         29        20        59         53        42
   Current Account Balance (DM bil)           -21       -20       -13        -19       -18       -21        -18       -18
   Interest Rates:
     Short Term (T-Bills)                    4.4%      5.1%      6.2%       8.3%      8.3%      4.7%       5.2%      6.5%
     Long Term (Govt Bonds)                  6.5%      6.7%      6.3%       8.0%      8.6%      6.6%       6.5%      7.2%
   Exchange Rates US$/DM                   0.6976    0.6457    0.5793     0.6196    0.6596    0.6716     0.6408    0.6403
---------------------------------------------------------------------------------------------------------------------------




   HONG KONG
   Gross Domestic Product:
     Nominal                                   NA     15.2%     14.0%      16.5%     14.8%     14.6%      15.2%     14.3%
     Real                                      NA        NA        NA         NA      4.2%        NA         NA        NA
   Inflation (CPI)                             NA      9.0%      6.5%      -6.1%     30.7%      7.7%       2.9%      7.0%
   Trade Balance ($HK mil)                     NA     -9463     -1702      -4290     -2188     -5582      -5152     -4006
   Current Account Balance ($HK mil)           NA        NA        NA         NA     19128        NA         NA        NA
   Interest Rates:
     Short Term (3 mo. Interbank)              NA        NA        NA         NA      3.7%        NA         NA        NA

   Exchange Rates US$/HK$                      NA    0.1292    0.1295     0.1291    0.1285    12.94%     12.93%    12.89%
----------------------------------------------------------------------------------------------------------------------------

   IRELAND
   Gross Domestic Product:
     Nominal                                           8.0%      7.3%       6.0%      4.0%      7.7%       7.1%      6.4%
     Real                                              6.7%      3.1%       4.0%      2.2%      4.9%       4.6%      4.7%
   Inflation (CPI)                                     2.3%      1.4%       3.1%      3.2%      1.9%       2.3%      2.7%
   Trade Balance ((pound)mil)                          9546      8099       7042      4167      8823       8229      6565
   Current Account Balance ((pound)mil)                3200      2332       1708       861      2766       2413      1568
   Interest Rates:
     Short Term (T-Bills)                              5.9%      8.6%       9.5%     10.1%      7.2%       8.0%     33.2%
     Long Term (Govt Bonds)                            8.2%      7.7%       9.1%      9.2%      8.0%       8.3%     32.7%
   Exchange Rates US$/(pound)                        0.6464    0.7088     0.6137    0.5715    0.6776     0.6563    0.3497
-------------------------------------------------------------------------------------------------------------------------

   JAPAN
   Gross National Product:
     Nominal                                 2.4%      0.7%      0.6%       2.6%      6.3%      1.6%       1.2%      2.5%
     Real                                    0.9%      0.5%      0.1%       1.1%      4.0%      0.7%       0.5%      1.3%
   Inflation (CPI)                          -0.1%      0.7%      1.2%       1.7%      3.3%      0.3%       0.6%      1.4%
   Trade Balance (Yen bil)                    132       144       140        125        96       138        139       127
   Current Account Balance (Yen bil)          111       131       132        112        68       121        125       111
   Interest Rates:
     Short Term (Deposit rate)               0.9%      1.7%      2.1%       3.4%      4.1%      1.3%       1.6%      2.4%
     Long Term (Govt Bonds)                  2.5%      3.7%      3.7%       4.9%      6.5%      3.1%       3.3%      4.3%
   Exchange Rates US$/Japanese(Y)          0.0097    0.0100    0.0089     0.0080    0.0080    0.0099     0.0096    0.0089
--------------------------------------------------------------------------------------------------------------------------

   MALAYSIA
   Gross Domestic Product:
     Nominal                                   NA     13.7%     10.3%      14.1%     11.9%     12.0%      12.7%     12.6%
     Real                                      NA      8.7%      8.3%       7.8%      8.7%      8.5%       8.3%      8.7%
   Inflation (CPI)                           5.3%      3.7%      3.6%       4.7%      4.4%      3.6%       4.0%      3.8%
   Trade Balance (Ringgit mil)                 NA      1581      3026       3150       391      2304       2586      2135
   Current Account Balance (Ringgit mil)       NA     -4147     -2809      -2167     -4183     -3478      -3041     -2835
   Interest Rates:
     Short Term (Deposit rate)                 NA      5.1%      6.5%       8.0%      7.8%      5.8%       6.5%      6.9%

   Exchange Rates US$/Ringgit              0.3934    0.3906    0.3702     0.3828    0.3671    0.3804     0.3812    0.3762
----------------------------------------------------------------------------------------------------------------------------




   MEXICO
   Gross Domestic Product:
     Nominal                                25.9%     13.3%     21.4%      18.0%     26.2%     19.5%      20.1%     20.9%
     Real                                   -6.2%      4.5%      2.0%       3.6%      4.2%     -1.0%      -0.0%      1.5%
   Inflation (CPI)                          35.0%      6.9%      9.7%      15.5%     22.7%     20.2%      16.6%     17.6%
   Trade Balance (Pesos bil)                 7089    -18467    -13481     -15934     -7279     -5689      -8286     -9614
   Current Account Balance (Pesos bil)       -654    -29418    -23400     -24442    -14888    -15036     -17824    -18560
   Interest Rates:
     Short Term (T-Bills)                   48.4%     14.1%     15.0%      15.6%     19.3%     31.3%      25.9%     22.5%

   Exchange Rates US$/Peso                 0.1308    0.1878    0.3220     0.3210    0.3256    0.1593     0.2135    0.2574
--------------------------------------------------------------------------------------------------------------------------

   NETHERLANDS
   Gross National Product:
     Nominal                                 4.3%      5.1%      2.3%       4.4%      5.0%      4.7%       3.9%      4.2%
     Real                                    2.3%      2.6%      0.3%       2.0%      2.3%      2.5%       1.8%      1.9%
   Inflation (CPI)                           2.0%      2.7%      2.6%       3.2%      3.1%      2.4%       2.4%      2.7%
   Trade Balance (Guilders mil)             20979     18780     16901      12306     11979     19880      18887     16189
   Current Account Balance (Guilders mil)   17848     17913     13507       7339      7807     17881      16423     12883
   Interest Rates:
     Short Term (Deposit Rate)               4.4%      4.7%      3.1%       3.2%      3.2%      4.6%       4.1%      3.7%
     Long Term (Govt Bonds)                  7.2%      7.2%      6.5%       8.1%      8.7%      7.2%       7.0%      7.6%
   Exchange Rates US$/Guilders             0.6233    0.5763    0.5152     0.5512    0.5847    0.5998     0.5716    0.5701
--------------------------------------------------------------------------------------------------------------------------

   NEW ZEALAND
   Gross Domestic Product:
     Nominal                                 6.0%      6.9%      7.9%       3.2%      0.0%      6.5%       6.9%      4.8%
     Real                                    6.1%      3.4%      6.0%       0.0%     -1.3%      4.8%       5.2%      2.8%
   Inflation (CPI)                           3.7%      1.7%      1.4%       1.0%      2.6%      2.7%       2.3%      2.1%
   Trade Balance (NZ$ mil)                    901      1336      1719       1627      2070      1119       1319      1531
   Current Account Balance (NZ$ mil)        -3778     -2371     -1070      -1370     -1159     -3075      -2406     -1950
   Interest Rates:
     Short Term (T-Bills)                    8.8%      6.7%      6.2%       6.7%      9.7%      7.8%       7.2%      7.6%
     Long Term (Govt Bonds)                  7.9%      7.5%      6.7%       7.9%     10.0%      7.7%       7.4%      8.0%
   Exchange Rates US$/NZ$                  0.6533    0.6425    0.5588     0.5143    0.5411    0.6479     0.6182    0.5820
----------------------------------------------------------------------------------------------------------------------------

   NORWAY
   Gross Domestic Product:
     Nominal                                 6.5%      5.6%      5.0%       2.8%      5.6%      6.0%       5.7%      5.1%
     Real                                    3.3%      9.2%     -1.1%       3.3%      3.1%      6.2%       3.7%      3.5%
   Inflation (CPI)                           2.5%      1.5%      2.3%       2.3%      3.4%      2.0%       2.1%      2.4%
   Trade Balance (Kroner mil)                  NA      8321      7995       9303      8696      8158       8540      8415
   Current Account Balance (Kroner mil)        NA      3645      2152       2982      5032      2899       2926      3561
   Interest Rates:
     Short Term (Deposit rate)               5.0%      5.2%      5.5%      10.7%      9.6%      5.1%       5.2%      7.2%
     Long Term (Govt Bond)                   6.8%      7.1%      6.5%       9.8%      9.9%      7.0%       6.8%      8.0%
   Exchange Rates US$/Kroner               0.1583    0.1479    0.1330     0.1444    0.1674    0.1531     0.1464    0.1502
------------------------------------------------------------------------------------------------------------------------------




   SINGAPORE
   Gross Domestic Product:
     Nominal                                12.5%     13.8%     16.4%       7.5%     11.0%     13.1%      14.2%     12.2%
     Real                                    8.8%      9.7%     10.8%       6.2%      7.3%      9.2%       9.7%      8.5%
   Inflation (CPI)                           1.8%      3.0%      2.3%       2.3%      3.4%      2.4%       2.4%      2.6%
   Trade Balance (S$ mil)                    1625      1351     -2724      -1823      -111      1488         84      -336
   Current Account Balance (S$ mil)         15093     11284      4205       5615      4884     13189      10194      8216
   Interest Rates:
     Short Term (Deposit rate)               3.5%      3.0%      2.3%       2.9%      4.6%      3.3%       2.9%      3.3%

   Exchange Rates US$/S$                   0.7071    0.6846    0.6219     0.6079    0.6133    0.6958     0.6712    0.6470
---------------------------------------------------------------------------------------------------------------------------

   SOUTH AFRICA
   Gross Domestic Product:
     Nominal                                12.5%     12.5%     12.5%      10.0%     12.3%     12.5%      12.5%     12.0%
     Real                                    3.4%      2.7%      1.3%      -2.2%     -1.0%      3.1%       2.5%      0.8%
   Inflation (CPI)                           8.6%      9.0%      9.7%      13.9%     15.3%      8.8%       9.1%     11.3%
   Trade Balance (Rand mil)                   746      3202      5781       5429      6134      1974       3243      4258
   Current Account Balance (Rand mil)       -3500      -611      1804       1376      2243     -2056       -769       262
   Interest Rates:
     Short Term (T-Bills)                   13.5%     10.9%     11.3%      13.8%     16.7%     12.2%      11.9%     13.2%
     Long Term (Govt Bonds)                 16.1%     14.8%     14.0%      15.4%     16.3%     15.5%      15.0%     15.3%
   Exchange Rates US$/Rand                 0.2742    0.2822    0.2943     0.3276    0.3646    0.2782     0.2836    0.3086
   -------------------------------------------------------------------------------------------------------------------------

   SOUTH KOREA
   Gross Domestic Product:
     Nominal                                14.8%     14.5%     11.1%      11.4%     20.2%     14.7%      13.5%     14.4%
     Real                                    9.0%      8.6%      5.8%       5.1%      9.1%      8.8%       7.8%      7.5%
   Inflation (CPI)                           4.5%      6.2%      4.8%       6.2%      9.3%      5.4%       5.2%      6.2%
   Trade Balance (Won bil)                  -4746     -3146      1860      -2146     -6980     -3946      -2011     -3032
   Current Account Balance (Won bil)        -8251     -3855      1016      -3939     -8291     -6053      -3697     -4664
   Interest Rates:
     Short Term (Deposit rate)               8.8%      8.5%      8.6%      10.0%     10.0%      8.7%       8.6%      9.2%
     Long Term (Govt Bonds)                 12.4%     12.3%     12.1%      15.1%     16.5%     12.4%      12.3%     13.7%
   Exchange Rates US$/Won                  0.0013    0.0013    0.0012     0.0013    0.0013    0.0013     0.0013    0.0013
----------------------------------------------------------------------------------------------------------------------------

   SWEDEN
   Gross Domestic Product:
     Nominal                                 7.2%      5.5%      0.3%      -0.4%      6.4%      6.3%       4.3%      3.8%
     Real                                    3.0%      2.6%     -2.2%      -1.4%     -1.7%      2.8%       1.1%      0.0%
   Inflation (CPI)                           2.5%      2.6%      4.5%       2.8%      9.0%      2.5%       3.2%      4.2%
   Trade Balance (Kronor mil)               15973      9561      7548       6720      6357     12767      11027      9232
   Current Account Balance (Kronor mil)      4633       807     -4161      -8829     -4652      2720        426     -2440
   Interest Rates:
     Short Term (T-Bills)                    8.8%      7.4%      8.4%      12.9%     11.6%      8.1%       8.2%      9.8%
     Long Term (Govt Bonds)                    NA      9.4%      8.5%      10.0%     10.7%      9.0%       9.3%     10.3%
   Exchange Rates US$/Kronor               0.1502    0.1340    0.1204     0.1420    0.1808    0.1421     0.1349    0.1455

----------------------------------------------------------------------------------------------------------------------------



   SWITZERLAND
   Gross Domestic Product:
     Nominal                                 2.1%      2.6%      1.2%       2.3%      5.4%      2.4%       2.0%      2.7%
     Real                                    0.7%      1.2%     -0.8%      -0.3%     -0.0%      1.0%       0.4%      0.2%
   Inflation (CPI)                           1.8%      0.8%      3.4%       4.1%      5.8%      1.3%       2.0%      3.2%
   Trade Balance (S.Francs mil)              3237      3330      1571       -285     -4597      3284       2713       651
   Current Account Balance (S.Francs mil)   21622     17984     17908      14235     10374     19803      19171     16425
   Interest Rates:
     Short Term (T-Bills)                    2.8%      4.0%      4.8%       7.8%      7.7%      3.4%       3.8%      5.4%
     Long Term (Govt Bonds)                  3.7%      5.2%      4.1%       5.5%      6.4%      4.5%       4.3%      5.0%
   Exchange Rates US$/Franc                0.8692    0.7625    0.6759     0.6868    0.7377    0.8158     0.7692    0.7464
----------------------------------------------------------------------------------------------------------------------------

   UNITED KINGDOM
   Gross Domestic Product:
     Nominal                                 4.9%      5.8%      5.3%       4.0%      4.5%      5.4%       5.4%      4.9%
     Real                                    2.5%      3.8%      2.1%      -0.5%     -2.0%      3.2%       2.8%      1.2%
   Inflation (CPI)                           3.4%      2.5%      1.5%       3.7%      5.9%      3.0%       2.5%      3.4%
   Trade Balance (UK(pound)mil)            -18390    -16490    -20117     -23428    -18274    -17440     -18332    -19340
   Current Account Balance (UK(pound)mil)   -6230     -3500    -16210     -18350    -14260     -4865      -8647    -11710
   Interest Rates:
     Short Term (T-Bills)                    6.3%      5.2%      5.3%       8.9%     10.9%      5.7%       5.6%      7.3%
     Long Term (Govt Bonds)                  8.3%      8.1%      7.9%       9.1%      9.9%      8.2%       8.1%      8.6%
   Exchange Rates US$/UK(pound)            1.5500    1.5625    1.4812     1.5120    1.8707    1.5563     1.5312    1.5953
-----------------------------------------------------------------------------------------------------------------------------

   UNITED STATES
   Gross National Product:
     Nominal                                 4.6%      5.8%      4.9%       9.1%      3.6%      5.2%       5.1%      5.6%
     Real                                    2.0%      3.5%      2.2%       2.7%     -1.0%      2.8%       2.6%      1.9%
   Inflation (CPI)                           2.8%      2.5%      3.0%       3.1%      4.2%      2.7%       2.8%      3.1%
   Trade Balance (US$ bil)                   -172      -165      -131        -96       -74      -168       -156      -128
   Current Account Balance (US$ bil)         -148      -148      -100        -61        -9      -148       -132       -93
   Interest Rates:
     Short Term (T-Bills)                    5.5%      4.3%      3.0%       3.5%      5.4%      4.9%       4.3%      4.3%
     Long Term (Govt Bonds)                  6.6%      7.1%      5.8%       7.0%      7.9%      6.8%       6.5%      6.9%



   Note: * Information is obtained  primarily from the International Monetary Fund and is believed  reliable, but accuracy and completeness are not guaranteed.

                                     PART C

                                Other Information


Item 24. Financial Statements and Exhibits

     (a) Financial Statements

         (1)  The following financial statements are included in the Prospectus:

              Financial Highlights for Wright EquiFund--Hong Kong and Wright EquiFund--Netherlands, for each of the six years ended December 31, 1996 and for the period from the start of business June 28, 1990 to December 31, 1990.

              Financial Highlights for Wright EquiFund--Belgium/Luxembourg for each of the two years ended December 31, 1996 and for the period from the start of business, February 15, 1994 to December 31, 1994.

              Financial Highlights for Wright EquiFund--Japan, Wright EquiFund--Nordic and Wright EquiFund--Switzerland for each of the two years ended December 31, 1996 and for the period from the start of business, February 14, 1994 to December 31, 1994.

              Financial Highlights for Wright EquiFund--Mexico for each of the two years ended December 31, 1996 and for the period from the start of business, August 2, 1994 to December 31, 1994.

              Financial Highlights for Wright EquiFund--Britain for the year ended December 31, 1996 and for the period from the start of business, April 20,1995 to December 31, 1995.

              Financial Highlights for Wright EquiFund--Germany for the year ended December 31, 1996 and for the period from the start of business, April 19,1995 to December 31, 1995.

         INCORPORATED BY REFERENCE TO THE ANNUAL REPORT FOR THE FUND, DATED DECEMBER 31, 1996, FILED ELECTRONICALLY PURSUANT TO SECTION 30(b)(2) OF THE INVESTMENT COMPANY ACT OF 1940(ACCESSION NO.0000853255-97-000002).

         (2) The following financial statements are included in the Statement of Additional Information:

              For Wright EquiFund--Belgium/Luxembourg, Wright EquiFund--Hong Kong, Wright EquiFund--Japan, Wright EquiFund--Mexico, Wright EquiFund--Netherlands, Wright EquiFund--Nordic, and Wright EquiFund--Switzerland:

                  Portfolio of  Investments,  December  31, 1996
                  Statement of Assets and Liabilities, December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for the two years ended December 31, 1996
                  Financial  Highlights for each of the two years ended December
                    31, 1996 and for the period from the start of business, February 15, 1994 (Wright EquiFund--Belgium/Luxembourg),
                    February 14, 1994 (Wright EquiFunds--Japan, Nordic and Switzerland), August 2, 1994 (Wright EquiFund--Mexico) to December 31, 1994.
                  Financial Highlights for each of the five years ended December
                    31, 1996 for Wright EquiFunds--Hong Kong and Netherlands
                  Notes to Financial Statements
                  Auditors' Report

              For Wright EquiFund--Britain and Wright EquiFund--Germany:

                  Portfolio of Investments, December 31, 1996
                  Statements of Assets and Liabilities, December 31, 1996 Statements of Operations for the year ended December 31, 996 Statement of Changes in Net Assets for the year ended December
                   31, 1996 and for the period from the start of business, April 20, 1995 for Wright EquiFund--Britain and April 19, 1995 for Wright EquiFund--Germany to December 31, 1995
                  Financial Highlights for the year ended December 31,1996 and for the period from the start of business April 20, 1995
                  (Wright EquiFund--Britain) and April 19, 1995 (Wright
                   EquiFund--Germany) to the year ended December 31, 1995.
                  Notes to Financial Statements
                  Auditors' Report

     (b) Exhibits:

              (a)Declaration of Trust dated July 14, 1989 as Amended  and
                 Restated December 20, 1989 filed as Exhibit (1)(a) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

              (b)Amendment  to the  Declaration  of Trust  dated  April 13, 1995 filed as Exhibit (1)(b) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

              (c)Amended and Restated Establishment and Designation of Series
                 dated March 17, 1997 filed herewith.

         (2) By-laws dated July 14, 1989 filed as Exhibit (2) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

         (3)  Not Applicable

         (4)  Not Applicable

         (5)  (a) (1) Investment  Advisory  Contract  between  the  Registrant
                      on  behalf  of  Wright   EquiFund--Hong   Kong,  Wright
                      EquiFund--Italy, Wright EquiFund--Netherlands, and Wright EquiFund--Spain and Wright Investors' Service dated
                      August 25, 1994 filed as Exhibit (5)(a)(1) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.
              (a) (2) Investment Advisory Contract between the Registrant on behalf of Wright EquiFund--Australasia, Wright EquiFund--Global, Wright EquiFund--International, Wright EquiFund--Ireland, Wright EquiFund--Mexico and Wright EquiFund--United States and Wright Investors' Service
                      dated April 1, 1994 filed as Exhibit (5)(a)(2) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.
              (a) (3) Investment Advisory Contract between the Registrant on behalf of Wright EquiFund--Austria, Wright EquiFund--Belgium/Luxembourg, Wright EquiFund--Canada,
                      Wright EquiFund--France, Wright EquiFund--Germany, Wright EquiFund--Japan, Wright EquiFund--Nordic and Wright EquiFund--Switzerland and Wright Investors' Service dated January 20, 1994, filed as Exhibit (5)(a)(3) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.
              (a) (4) Investment Advisory Contract between the Registrant on behalf of Wright EquiFund--Britain and Wright Investors' Service dated April 17, 1995 filed as Exhibit (5)(a)(4) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.
              (a) (5) Investment  Advisory  Contract dated September 3, 1996 between the Registrant on behalf of Wright EquiFund--Italian and Wright EquiFund--Spanish and Wright Investors' Service, Inc. filed as Exhibit (5)(a)(5) to Post-Effective Amendment No. 12 filed March 7, 1997 and incorporated herein by reference.

              (b) Amended  and  Restated  Administration  Agreement  between the
                  Registrant and Eaton Vance Management dated February 28, 1995 filed as Exhibit (5)(b) to Post-Effective Amendment No. 8 filed April 12, 1995 and incorporated herein by reference.

              (c) Letter  Agreement  dated  June  19,  1996 to the  Amended  and
                  Restated Administration Agreement filed as Exhibit (5)(c) to Post-Effective Amendment No. 11 filed June 20, 1996 and incorporated herein by reference.

         (6) Distribution Contract dated March 23, 1990 filed as Exhibit (6) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

         (7)  Not Applicable

         (8) (a) Custodian Agreement with Investors Bank & Trust Company dated December 19, 1990 filed as Exhibit (8) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

              (b) Amendment  dated  September  20,  1995  to  Master   Custodian
                  Agreement filed as Exhibit (8)(b) to Post-Effective Amendment No. 10 filed February 29, 1996 and incorporated herein by reference.

         (9) Service Agreement dated February 1, 1996 between Wright Investors' Service, Inc. and The Winthrop Corporation filed as
              Exhibit (9) to Post-Effective Amendment No. 10 filed February 29, 1996 and incorporated herein by reference.

        (10) Opinion of Counsel dated April 25, 1997.

        (11) Consent of Independent Certified Public Accountants filed herewith.

        (12) Not Applicable

        (13) Agreement with Wright Investors' Service in consideration of providing initial capital dated December 20, 1989 filed as Exhibit
             (13) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

        (14) Not Applicable

        (15) (a) Amended Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 7, 1993 filed as Exhibit (15)(a) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

              (b) Agreement   Relating   to   Implementation   of  the   Amended
                  Distribution Plan dated July 7, 1993 filed as Exhibit (15)(b) to Post-Effective Amendment No. 9 filed October 13, 1995 and incorporated herein by reference.

        (16)  Schedule of Computation of Performance Quotations filed herewith.

        (17)  Power of Attorney dated March 18, 1997 filed herewith.




Item 25.  Persons Controlled by or under Common Control with Registrant

     Not Applicable

Item 26.  Number of Holders of Securities

Title of Class                    Number of Record Holders as of March 31, 1997
-------------------------------------------------------------------------------

Shares of Beneficial Interest     Wright EquiFund--Australasia..........    -
                                  Wright EquiFund--Austria..............    -
                                  Wright EquiFund--Belgium/Luxembourg...   99
                                  Wright EquiFund--Britain..............   85
                                  Wright EquiFund--Canada...............    -
                                  Wright EquiFund--France...............    -
                                  Wright EquiFund--Germany..............   96
                                  Wright EquiFund--Hong Kong............  582
                                  Wright EquiFund--Ireland..............    -
                                  Wright EquiFund--Italian..............   27
                                  Wright EquiFund--Japan................  193
                                  Wright EquiFund--Mexico...............  855
                                  Wright EquiFund--Netherlands..........  694
                                  Wright EquiFund--Nordic...............  304
                                  Wright EquiFund--Spanish..............    1
                                  Wright EquiFund--Switzerland..........  132
                                  Wright EquiFund--United States........    -
                                  Wright EquiFund--Global...............    -
                                  Wright EquiFund--International........    -


Item 27.  Indemnification

The Registrant's By-Laws filed as Exhibit No. 2 to Post-Effective Amendment No. 9 contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.




Item 28.  Business and Other Connections of Investment Adviser

Reference is made to the information set forth under the captions "Officers and Trustees" and "Investment Advisory and Administrative Services" in the Statement of Additional Information, which information is incorporated herein by reference.



Item 29.  Principal Underwriter

     (a) Wright Investors' Service Distributors, Inc.(a wholly-owned subsidiary of The Winthrop Corporation) acts as principal underwriter for each of the investment companies named below.

                         The Wright Managed Equity Trust
                         The Wright Managed Income Trust
                    The Wright Managed Blue Chip Series Trust
                        The Wright EquiFund Equity Trust
                        Catholic Values Investment Trust

     (b)

                 (1)                                     (2)                                    (3)
         Name and Principal                     Positions and Offices                  Positions and Offices
          Business Address                   with Principal Underwriter                   with Registrant
------------------------------------------------------------------------------------------------------------------

          A. M. Moody  III*                           President                     Vice President and Trustee
          Peter M. Donovan*                 Vice President and Treasurer               President and Trustee
          Vincent M. Simko*                 Vice President and Secretary                       None

-------------------------------------------------------------------------------------------------------------------

                                 * Address is 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604


     (c) Not Applicable.



Item 30.  Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are either in the possession and custody of the Registrant's administrator, Eaton Vance Management, 24 Federal Street, Boston, MA 02110 or of the investment adviser, Wright Investors' Service, Inc., 1000 Lafayette Boulevard, Bridgeport, CT 06604. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Registrant's administrator, Eaton Vance Management, or of the investment adviser, Wright Investors' Service, Inc.


Item 31.  Management Services

Not Applicable



Item 32.  Undertakings

     (a) Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended, which relates to the assistance to be rendered to shareholders by the Trustees of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a trustee.

     (b) The Registrant undertakes to file a Post-Effective Amendment, using financial statments which need not be certified, within four to six months from the effective date of any prior post-effective amendment which made effective the registration of shares of a series of the Registrant and from the commencement of operations, unless such filing on behalf of that series has already been made.

     (c) The annual report also contains performance information and is available to any recipient of the Prospectus upon request and without charge by writing to the Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604.

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 25th day of April, 1997.

                                           THE WRIGHT EQUIFUND EQUITY TRUST

                                            By:    Peter M. Donovan*
                                               ---------------------------------
                                                   Peter M. Donovan, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the 25th day of April, 1997

SIGNATURE                                          TITLE
-----------------------------------------------------------------------------


Peter M. Donovan*                          President, Principal
------------------                      Executive Officer & Trustee
Peter M. Donovan

James L. O'Connor*                         Treasurer, Principal
-------------------                    Financial and Accounting Officer
James L. O'Connor

H. Day Brigham, Jr.*                            Trustee
-----------------------
H. Day Brigham, Jr.

Winthrop S. Emmet*                              Trustee
----------------------
Winthrop S. Emmet

Leland Miles*                                   Trustee
--------------
Leland Miles

A. M. Moody III*                                Trustee
----------------
A. M. Moody III

Lloyd F. Pierce*                                Trustee
----------------
Lloyd F. Pierce

Richard E. Taber*                               Trustee
------------------
Richard E. Taber

Raymond Van Houtte*                             Trustee
-------------------
Raymond Van Houtte

*By /s/ Alan R. Dynner
-----------------------
Alan R. Dynner
Attorney-in-Fact

                                  Exhibit Index

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to General Instructions E of form N-1A.

                                                              Page in
                                                             Sequential
                                                             Numbering
Exhibit No.        Description                                 System
-----------        -----------                              ------------

    (1)(c) Amended and Restated Establishment and Designation of Series dated March 18, 1997.

     (10)        Opinion of Counsel dated April 25, 1997.

     (11)        Consent of Independent Certified Public Accountants.

     (16)        Schedule of Computation of Performance Quotations.

     (17)        Power of Attorney dated March 18, 1997.